As filed with the Securities and Exchange Commission on November 18, 2009
File Nos. 333–16093
811–7923

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post–Effective Amendment No. 39
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 40

CNI CHARTER FUNDS
(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive
Beverly Hills, California 90210
(Address of Principal Executive Office)

(800) 708-8881
(Registrant’s Telephone Number, Including Area Code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, California 90210
(Name and Address of Agent for Service)
_________________________

It is proposed that this filing will become effective:
[ ]	immediately upon filing pursuant to Rule 485(b)
[ ]	on ___________ pursuant to Rule 485(b)
[X]	60 days after filing pursuant to Rule 485(a)(1)
[ ]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on ___________ pursuant to Rule 485(a)(1)
__________________________

Please Send Copy of Communications to:

MICHAEL GLAZER
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

Prospectus dated January [---], 2010 CNI Charter Funds
Prime Money Market Fund		Government Money Market Fund
Institutional Class	(CNMXX)	Institutional Class	(CNIXX)
Class N	(CNPXX)	Class N	(CNGXX)
Class S	(CNSXX)	Class S	(CNFXX)
California Tax Exempt Money Market Fund		Large Cap Growth Equity Fund
Institutional Class	(CNTXX)	Institutional Class	(CNGIX)
Class N	(CNEXX)	Class N	(CLEAX)
Class S	(CEMXX)
Large Cap Value Equity Fund		Multi-Asset Fund
Institutional Class	(CNLIX)	Institutional Class	(CNIIX)
Class N	(CVEAX)	Class N	(CNIAX)
Corporate Bond Fund		Government Bond Fund
Institutional Class	(CNCIX)	Institutional Class	(CNBIX)
Class N	(CCBAX)	Class N	(CGBAX)
California Tax Exempt Bond Fund		High Yield Bond Fund
Institutional Class	(CNTIX)	Institutional Class	(CHYIX)
Class N	(CCTEX)	Class N	(CHBAX)
RCB Small Cap Value Fund		Opportunistic Value Fund
Institutional Class	(RCBIX)	Institutional Class	(OPVIX)
Class N	(RCBAX)	Class N	(OPVNX)
Class R	(RCBSX)	Class E	(OPVEX)
AHA Limited Maturity Fixed Income Fund		AHA Full Maturity Fixed Income Fund
Institutional Class	(AHLFX)	Institutional Class	(AHFMX)
Class N	(AHALX)	Class N	(AHAFX)
AHA Balanced Fund		AHA Diversified Equity Fund
Institutional Class	(AHBPX)	Institutional Class	(AHDEX)
		Class N	(AHADX)
AHA Socially Responsible Equity Fund
Institutional Class	(AHSRX)
Class N	(AHRAX)

Summaries
Prime Money Market Fund (the “Prime Money Fund”)	2
Government Money Market Fund (the “Government Money Fund”)	6
California Tax Exempt Money Market Fund (the “California Money Fund”)	10
Large Cap Growth Equity Fund (the “Large Cap Growth Fund”)	14
Large Cap Value Equity Fund (the “Large Cap Value Fund”)	18
Multi-Asset Fund	22
Corporate Bond Fund	28
Government Bond Fund	32
California Tax Exempt Bond Fund	37
High Yield Bond Fund	42
RCB Small Cap Value Fund	47
Opportunistic Value Fund	52
AHA Limited Maturity Fixed Income Fund	57
AHA Full Maturity Fixed Income Fund	62
AHA Balanced Fund	67
AHA Diversified Equity Fund	72
AHA Socially Responsible Equity Fund	77
More About the Funds	82
More About the Funds’ Risks	95
Management of the Funds	108
How to Buy, Sell and Exchange Shares	118
Dividends and Taxes	134
Financial Highlights	137
Important Terms to Know	175
Privacy Principles	178
For More Information	Back Cover

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

The Funds’ Statements of Additional Information (“SAIs”) have more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Funds should request the SAIs and review them before purchasing shares.

summaries

Prime Money Fund

Investment Goal

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments.  Also, the Prime Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Prime Money Fund.  You pay no transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N		Class S
Management Fee		0.25%		0.25%		0.25%
Distribution (12b-1) Fee		None		0.50%(1)		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%(1)		0.25%(1)
Other Fund Expenses	[---]%		[---]%		[---]%
Total Other Expenses		[---]%		[---]%		[---]%
Total Annual Fund Operating Expenses(1)(2)		[---]%		[---]%		[---]%

(1)
For the fiscal year ending September 30, 2009, affiliates of City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), voluntarily waived [---]% in distribution fees and [---]% in shareholder servicing fees for the Class N shares and [---]% in shareholder servicing fees for Class S shares.  Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.

(2)
CNAM has voluntarily agreed to limit its fees or reimburse the Prime Money Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) at or below [0.63]% for Institutional Class shares, [0.85]% for Class N shares and [1.05]% for Class S shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Prime Money Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Prime Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Prime Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]
Class S	$[---]	$[---]	$[---]	$[---]

Principal Investment Strategies

The Prime Money Fund purchases liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments that, in the opinion of CNAM, present minimal credit risk.  The Fund’s principal investments include commercial paper and short-term corporate obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, repurchase agreements involving those obligations, and shares of other investment companies that invest exclusively in the same types of securities as the Fund.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

Principal Risks of Investing in the Fund

As with any money market fund, there are risks to investing.  Neither CNAM nor the Prime Money Fund can guarantee that the Fund will meet its investment goal.  Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. In addition, the Fund is subject to the risk that its fixed income investments may underperform other fixed income investments or the market as a whole.

Issuers – The Fund may not be able to maintain a $1.00 NAV if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Financial Services Firms – The Fund invests in obligations of financial services firms, including those of banks.  Changes in economic conditions and government regulations can significantly affect these issuers.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the adviser’s skill in making appropriate investments. As a result, the Fund may underperform relative to the money market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Prime Money Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Prime Money Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the Prime Money Fund’s average annual total returns for the periods ending December 31, 2009.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class	[---]%	[---]%	[---]%	03/23/1998
Class N	[---]%	[---]%	[---]%	10/18/1999
Class S	[---]%	[---]%	[---]%	10/26/1999

Investment Manager

City National Asset Management, Inc.

Purchase and Sale of Fund Shares

The shares of the Prime Money Fund are offered only through approved broker-dealers or authorized financial institutions (each an “Authorized Institution”).  Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers.  Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class S shares are retail shares of the Fund and are intended for investors who have funds on deposit with City National Bank.

The Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution.  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the Prime Money Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Prime Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Prime Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Government Money Fund

Investment Goal

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income.  Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Money Fund.  You pay no transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N		Class S
Management Fees		0.26%		0.26%		0.26%
Distribution (12b-1) Fee		None		0.50%(1)		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%(1)		0.25%(1)
Other Fund Expenses	[---]%		[---]%		[---]%
Total Other Expenses		[---]%		[---]%		[---]%
Total Annual Fund Operating Expenses(1)(2)		[---]%		[---]%		[---]%

(1)
For the fiscal year ending September 30, 2009, affiliates of City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), voluntarily waived [---]% in distribution fees and [---]% in shareholder servicing fees for Class N shares and [---]% in shareholder servicing fees for Class S shares.  Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.

(2)
CNAM has voluntarily agreed to limit its fees or reimburse the Government Money Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) at or below [0.63]% for Institutional Class shares, [0.85]% for Class N shares and [1.05]% for Class S shares. Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Government Money Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]
Class S	$[---]	$[---]	$[---]	$[---]

Principal Investment Strategies

The Government Money Fund purchases liquid, high quality, short-term U.S. Government bonds and notes.  The Fund invests at least 80% of its assets in U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

Principal Risks of Investing in the Fund

As with any money market fund, there are risks to investing.  Neither the Government Money Fund nor CNAM can guarantee that the Fund will meet its investment goal.  Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. In addition, the Fund is subject to the risk that its fixed income investments may underperform other fixed income investments or the market as a whole.

Issuers – The Fund may not be able to maintain a $1.00 NAV if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the adviser’s skill in making appropriate investments. As a result, the Fund may underperform relative to the money market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the Government Money Fund’s average annual total returns for the periods ending December 31, 2009.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class	[---]%	[---]%	[---]%	04/03/2000
Class N	[---]%	[---]%	[---]%	06/21/1999
Class S	[---]%	[---]%	[---]%	10/06/1999

Investment Manager

City National Asset Management, Inc.

Purchase and Sale of Fund Shares

The shares of the Government Money Fund are offered only through approved broker-dealers or authorized financial institutions (each an “Authorized Institution”).  Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers.  Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class S shares are retail shares of the Fund and are intended for investors who have funds on deposit with City National Bank.

The Government Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution.  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the Government Money Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

California Money Fund

Investment Goal

The California Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax.  Also, the California Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the California Money Fund.  You pay no transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N		Class S
Management Fees		0.27%		0.27%		0.27%
Distribution (12b-1) Fee		None		0.50%(1)		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%(1)		0.25%(1)
Other Fund Expenses	[---]%		[---]%		[---]%
Total Other Expenses		[---]%		[---]%		[---]%
Total Annual Fund Operating Expenses(1)(2)		[---]%		[---]%		[---]%

(1)
For the fiscal year ending September 30, 2009, affiliates of City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), voluntarily waived [---]% in distribution fees and [---]% in shareholder servicing fees for the Class N shares and [---]% in shareholder servicing fees for Class S shares. Each of these waivers continues in effect as of the date of this prospectus but may be terminated at any time.

(2)
CNAM has voluntarily agreed to limit its fees or reimburse the California Money Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) at or below [0.55]% for Institutional Class shares, [0.78]% for Class N shares and [0.98]% for Class S shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the California Money Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the California Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]
Class S	$[---]	$[---]	$[---]	$[---]

Principal Investment Strategies

The California Money Fund purchases liquid, high quality, short-term municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors of the California municipal securities market.  The Fund invests at least 80% of its assets in municipal obligations that pay interest which is expected to be exempt from federal and California state personal income tax and securities that pay interest which is not a preference item for purposes of the federal alternative minimum tax (the “AMT”).  Principal investments of the Fund also include high quality municipal bonds, notes and tax exempt commercial paper.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

Principal Risks of Investing in the Fund

As with any money market fund, there are risks to investing.  Neither the California Money Fund nor CNAM can guarantee that the Fund will meet its investment goal.  Here are the principal risks to consider:

No Guarantees – An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in the Fund.

California Risk Factors – The Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states.  The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities.  Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the underlying funds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although one of the Fund’s goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the AMT.

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. In addition, the Fund is subject to the risk that its fixed income investments may underperform other fixed income investments or the market as a whole.

Issuers – The Fund may not be able to maintain a $1.00 NAV if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the adviser’s skill in making appropriate investments. As a result, the Fund may underperform relative to the money market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in municipal obligations of issuers in states other than California or taxable money market securities.  During such a period, the Fund may not achieve its investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Money Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the California Money Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the California Money Fund’s average annual total returns for the periods ending December 31, 2009.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class	[---]%	[---]%	[---]%	04/03/2000
Class N	[---]%	[---]%	[---]%	06/21/1999
Class S	[---]%	[---]%	[---]%	11/12/1999

Investment Manager

City National Asset Management, Inc.

Purchase and Sale of Fund Shares

The shares of the California Money Fund are offered only through approved broker-dealers or authorized financial institutions (each an “Authorized Institution”).  Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers.  Class N shares are intended for individual investors, partnerships, corporations, and other accounts.  Class S shares are retail shares of the Fund and are intended for investors who have funds on deposit with City National Bank.

The California Money Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution.  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the California Money Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The California Money Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions may be subject to such taxes or to the AMT.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the California Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Large Cap Growth Fund

Investment Goal

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations with the potential for growth.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Large Cap Growth Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.65%		0.65%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses(1)		[---]%		[---]%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has voluntarily agreed to limit its fees or reimburse the Large Cap Growth Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [1.05%] for Institutional Class shares and [1.30%] for Class N shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Large Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Large Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the Large Cap Growth Fund’s portfolio consists of equity securities of large U.S. corporations.  For this purpose, CNAM considers a large corporation to be a company with a market capitalization similar to the market capitalizations of the companies in the S&P 500/Citigroup Growth Index at the time of investment. CNAM selects companies with share price growth potential based on a combination of quantitative and fundamental analysis.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Large Cap Growth Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. Neither Large Cap Growth Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Investment Style – CNAM primarily uses a growth style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Large Cap Growth Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Large Cap Growth Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the Large Cap Growth Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				1/14/2000
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				3/28/2000
Return Before Taxes	[---]%	[---]%	[---]%
S&P 500/Citigroup Growth Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Portfolio Managers

Richard A. Weiss and Brian L. Garbe have served as portfolio managers for the Large Cap Growth Fund since the Fund’s inception on January 14, 2000.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts.

The Large Cap Growth Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”).  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the Large Cap Growth Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Large Cap Growth Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Large Cap Growth Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Large Cap Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Large Cap Value Fund

Investment Goal

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations which, in the opinion of the Fund’s investment adviser, are undervalued.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Large Cap Value Fund. You pay no sales charges or transaction fees for buying or selling shares of the Large Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.62%		0.62%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses(1)		[---]%		[---]%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has voluntarily agreed to limit its fees or reimburse the Large Cap Value Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses) at or below [1.00%] for Institutional Class shares and [1.25%] for Class N shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Large Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Large Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Large Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the Large Cap Value Fund’s portfolio consists of equity securities of large U.S. corporations which, in the opinion of CNAM, are undervalued.  For this purpose, large corporations are defined as companies with market capitalizations similar to the market capitalizations of the companies in the S&P 500/Citigroup Value Index at the time of investment.  CNAM selects companies with share price growth potential based on a combination of quantitative and fundamental analysis.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Large Cap Value Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. Neither the Large Cap Value Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Investment Style – CNAM primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Large Cap Value Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Large Cap Value Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the Large Cap Value Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				1/14/2000
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				4/13/2000
Return Before Taxes	[---]%	[---]%	[---]%
S&P 500/Citigroup Value Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Portfolio Managers

Richard A. Weiss and Brian L. Garbe have served as portfolio managers for the Large Cap Value Fund since the Fund’s inception on January 14, 2000.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers.  Class N shares are intended for individual investors, partnerships, corporations, and other accounts.

The Large Cap Value Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”).  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the Large Cap Value Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Large Cap Value Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Large Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Multi-Asset Fund

Investment Goal

The Multi-Asset Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Multi-Asset Fund. You pay no sales charges or transaction fees for buying or selling shares of the Multi-Asset Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Acquired Fund Fees and Expenses(1)		[---]%		[---]%
Total Annual Fund Operating Expenses(2)		[---]%		[---]%

(1)
“Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles.  The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has voluntarily agreed to limit its fees or reimburse the Multi-Asset Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [1.75%] for Institutional Class shares and [2.00%] for Class N shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Multi-Asset Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

The Multi-Asset Fund is a “fund of funds” and pursues its investment objective by investing all or a substantial portion of its assets in other mutual funds or other types of funds like exchange-traded funds (“underlying funds”).  These underlying funds may include other funds in the CNI Charter Funds family, like the Corporate Bond Fund, the Government Bond Fund and the High Yield Bond Fund, which are also managed by CNAM.

The Multi-Asset Fund and any underlying funds primarily invest in the following asset classes:

•	Common and preferred equity securities of U.S. and foreign companies (including emerging market companies);

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•	Corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings, including securities with below investment-grade ratings and unrated securities;

•	Inflation-indexed bonds;

•	Money market instruments;

•	Repurchase agreements;

•	Municipal securities;

•	Obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises; and

•	Options, futures contracts and swaps.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Multi-Asset Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. Neither the Multi-Asset Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Multi-Asset Fund’s performance depends on CNAM’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests.

Underlying Funds – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment, or the market segment of an underlying fund, may underperform other segments or the market as a whole.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund or an underlying fund invests, that security may become less liquid or may lose value.

Interest Rate Risk of Preferred Securities – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Government-Sponsored Entities – The Fund directly or indirectly invests in securities issued by government-sponsored entities, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

High Yield (“Junk”) Bonds – High yield bonds held by the underlying funds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the underlying funds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.  Foreign government obligations are also subject to similar risks.

Foreign Securities –Foreign investments held by the underlying funds tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

Emerging Market Securities –Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems.  Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Derivatives –The Fund’s direct or indirect use of derivative instruments may involve other risks than those associated with investing directly in the securities in which it or an underlying fund primarily invests. Derivatives involve risks of improper valuation and ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. The use of derivatives may be speculative and may increase the Fund’s losses or reduce opportunities for gain.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund or one or more underlying funds may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with its investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Multi-Asset Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Multi-Asset Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the Multi-Asset Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares to the Consumer Price Index (“CPI”) plus 500 basis points and with the returns of an index comprised of companies similar to those held by the Fund or the underlying funds.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				10/1/2007
Return Before Taxes	[---]%	N/A	[---]%
Return After Taxes on Distributions	[---]%	N/A	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	N/A	[---]%
Class N				10/1/2007
Return Before Taxes	[---]%	N/A	[---]%
CPI + 500 Basis Points	[---]%	N/A	[---]%
S&P 500 Index	[---]%	N/A	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Portfolio Managers

Barbara Bruser and William C. Miller have served as portfolio managers for the Multi-Asset Fund since the Fund’s inception on October 1, 2007.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts.

The Multi-Asset Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”).  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the Multi-Asset Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Multi-Asset Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Multi-Asset Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Multi-Asset Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Corporate Bond Fund

Investment Goal

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Corporate Bond Fund. You pay no sales charges or transaction fees for buying or selling shares of the Corporate Bond Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.40%		0.40%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses(1)		[---]%		[---]%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has voluntarily agreed to limit its fees or reimburse the Corporate Bond Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [0.75%] for Institutional Class shares and [1.00%] for Class N shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of Corporate Bond Fund’s portfolio consists of fixed income securities that are investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. The Fund may also purchase mortgage-backed and asset-backed instruments whose maturities and durations are consistent with an intermediate term strategy and shares of money market mutual funds whose objectives are consistent with the Fund’s objectives. The average duration of the Fund’s portfolio typically ranges from two to six years.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Corporate Bond Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. Neither the Corporate Bond Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Corporate Bond Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Corporate Bond Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the Corporate Bond Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				1/14/2000
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				4/13/2000
Return Before Taxes	[---]%	[---]%	[---]%
Barclays Capital U.S. Intermediate Corporate Bond Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Portfolio Managers

Rodney J. Olea and William C. Miller have served as portfolio managers for the Corporate Bond Fund since the Fund’s inception on January 14, 2000 and since 2001, respectively.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts.

The Corporate Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”).  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the Corporate Bond Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Corporate Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Corporate Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Government Bond Fund

Investment Goal

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Bond Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.43%		0.43%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses(1)	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses(2)		[---]%		[---]%

(1)
“Other Fund Expenses” include [---]% in Acquired Fund Fees and Expenses.  “Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has voluntarily agreed to limit its fees or reimburse the Government Bond Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [0.70%] for Institutional Class shares and [0.95%] for Class N shares. Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Government Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of Government Bond Fund’s portfolio consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also purchase mortgage-backed and asset-backed instruments issued by the U.S. Government or government sponsored agencies whose maturities and durations are consistent with an intermediate term strategy and may also purchase shares of money market mutual funds whose objectives are consistent with the Fund’s objectives. The average duration of the Fund’s portfolio typically ranges from two to six years.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Government Bond Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. Neither the Government Bond Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Bond Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Government Bond Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the Government Bond Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				1/14/2000
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				4/13/2000
Return Before Taxes	[---]%	[---]%	[---]%
Barclays Capital U.S. Intermediate Government Bond Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Portfolio Managers

Rodney J. Olea and Paul C. Single have served as portfolio managers for the Government Bond Fund since the Fund’s inception on January 14, 2000 and since 2003, respectively.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts.

The Government Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”).  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the Government Bond Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Government Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Government Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

California Tax Exempt Bond Fund

Investment Goal

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the California Tax Exempt Bond Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.27%		0.27%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses(1)		[---]%		[---]%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has voluntarily agreed to limit its fees or reimburse the California Tax Exempt Bond Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [0.50%] for Institutional Class shares and [0.75%] for Class N shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the California Tax Exempt Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the California Tax Exempt Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The California Tax Exempt Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

The California Tax Exempt Bond Fund invests at least 80% of its net assets in intermediate-term, high quality municipal bonds and notes, the interest from which is expected to be exempt from federal and California state personal income taxes. The Fund may also invest in short-term tax exempt commercial paper, floating rate notes or shares of money market mutual funds whose objectives are consistent with the Fund’s objectives. The average duration of the Fund’s portfolio typically ranges from three to eight years.

The Fund typically invests in issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1.  The Fund may retain a security after it has been downgraded below the minimum credit rating if CNAM determines that doing so is in the best interests of the Fund.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the California Tax Exempt Bond Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. Neither the California Tax Exempt Bond Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

California Risk Factors – The Fund may be subject to greater risks than other tax exempt bond funds that are diversified across issuers located in a number of states.  The Fund is vulnerable to adverse economic, political or other events that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the Fund’s holdings.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the underlying funds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Non-diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting those issuers and may experience increased volatility.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in municipal obligations of issuers in states other than California or in cash or cash equivalents (including taxable money market securities).  During such a period, the Fund may not achieve its investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the California Tax Exempt Bond Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the California Tax Exempt Bond Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the California Tax Exempt Bond Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				1/14/2000
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				4/13/2000
Return Before Taxes	[---]%	[---]%	[---]%
Barclays Capital CA Intermediate - Short Municipal Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Portfolio Managers

Rodney J. Olea and Gregory Kaplan have served as portfolio managers for the California Tax Exempt Bond Fund since the Fund’s inception on January 14, 2000 and 2009, respectively.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers.  Class N shares are intended for individual investors, partnerships, corporations, and other accounts.

The California Tax Exempt Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”).  The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers.  Contact your Authorized Institution for more information.

The shares of the California Tax Exempt Bond Fund are redeemable.  You may redeem your shares only through your Authorized Institution.  To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions.  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The California Tax Exempt Bond Fund intends to distribute income that is exempt from regular federal and California state income taxes. A portion of the Fund’s distributions may be subject to such taxes or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the California Tax Exempt Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

High Yield Bond Fund

Investment Goal

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., “junk bonds”).

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.30%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	[---]%		[---]%
Total Other Expenses		[---]%)		[---]%
Total Annual Fund Operating Expenses(1)		[---]%		[---]%

(1)
City National Asset Management, Inc., the Fund’s investment adviser (“CNAM”), has voluntarily agreed to limit its fees or reimburse the High Yield Bond Fund for expenses to the extent necessary to keep the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [1.00%] for Institutional Class shares and [1.30%] for Class N shares.  Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The High Yield Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the Fund’s portfolio consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible securities, preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments and their agencies. The Fund may also invest in equity securities. The average maturity of the Fund’s investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Fund.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the High Yield Bond Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None of the High Yield Bond Fund, CNAM and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

Interest Rate Risk of Preferred Securities – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Management – The Fund’s performance depends on the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the High Yield Bond Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the High Yield Bond Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the High Yield Bond Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				01/14/2000
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				01/14/2000
Return Before Taxes	[---]%	[---]%	[---]%
Citigroup High Yield Market Capped Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of the Institutional Class shares does not reflect the Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Sub-adviser

Guggenheim Investment Management, LLC (“Guggenheim”)

Portfolio Managers

Richard J. Lindquist of Guggenheim has served as portfolio manager of the High Yield Bond Fund since the Fund’s inception on January 14, 2000.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N are intended for individual investors, partnerships, corporations, and other accounts.

The High Yield Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the High Yield Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The High Yield Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the High Yield Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

RCB Small Cap Value Fund

Investment Goal

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which, in the opinion of the Fund’s sub-adviser, are considered to be undervalued.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class or Class N shares of the Fund.

Shareholder Fees (paid directly from your investment)
	Institutional Class	Class N	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	3.50%
Maximum deferred sales charge (load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N		Class R
Management Fees		0.85%		0.85%		0.85%
Distribution (12b-1) Fee		None		0.25%		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses	[---]%		[---]%		[---]%
Total Other Expenses		[---]%		[---]%		[---]%
Total Annual Fund Operating Expenses		[---]%		[---]%		[---]%
Fee Waiver and/or Expense Reimbursement(1)(2)		None		None		[---]%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement		[---]%		[---]%		[---]%

(1)
For the fiscal year ending September 30, 2009, affiliates of City National Asset Management, Inc., the Fund’s investment adviser ( “CNAM”), voluntarily waived [---]% in distribution fees and [---]% in shareholder servicing fees for Class R Shares.  This waiver continues in effect as of the date of this prospectus but may be terminated at any time.

(2)
CNAM and the Fund’s sub-adviser have contractually agreed to cap the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [1.24%] for Institutional Class shares, [1.49%] for Class N shares and [1.49%] for Class R Shares until [January 28, 2011]. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CNAM and the Fund’s sub-adviser, and it will terminate automatically upon the termination of the Fund’s advisory agreement with CNAM or the sub-advisory agreement between CNAM and the sub-adviser.  Any fee reductions or reimbursements may be repaid to the sub-adviser within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the RCB Small Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the RCB Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]
Class R	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The RCB Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the RCB Small Cap Value Fund’s portfolio consists of equity securities of smaller U.S. corporations. For this purpose, smaller corporations are defined as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion.  The Fund’s investment strategy involves a value-oriented focus on preservation of capital over the long term using a “bottom-up” approach.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the RCB Small Cap Value Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None of the RCB Small Cap Value Fund, CNAM and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Investment Style – The Fund’s sub-adviser primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Small Capitalization (Small-Cap) Companies – Investments in small-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Focus – The Fund holds a relatively small number of securities. Losses incurred in such securities could have a material adverse effect on the Fund’s overall financial condition and cause it to underperform materially its relevant benchmarks.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the RCB Small Cap Value Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

Class R shares of the Fund commenced operations on October 1, 2001, and Institutional Class shares and Class N shares of the Fund commenced operations on October 3, 2001.  As a result, performance results for Institutional Class shares and Class N shares from October 1, 2001 and October 2, 2001 are for Class R shares of the Fund.  In the case of all share classes, performance results for the period before October 1, 2001 are for the Fund’s predecessor, which commenced operations on September 30, 1998.

This bar chart shows the performance of the RCB Small Cap Value Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the RCB Small Cap Value Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years	Inception Date
Institutional Class				09/30/1998
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				09/30/1998
Return Before Taxes	[---]%	[---]%	[---]%
Class R				09/30/1998
Return Before Taxes	[---]%	[---]%	[---]%
Russell 2000 Index	[---]%	[---]%	[---]%
Russell 2000 Value Index
Russell 2500 Value Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ and Class R shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Class R shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Sub-adviser

Reed Conner & Birdwell LLC (“RCB”)

Portfolio Managers

Jeffrey Bronchick and Thomas D. Kerr of RCB have served as portfolio managers of the RCB Small Cap Value Fund since September 30, 1998, the inception date of the Fund’s predecessor.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N and Class R shares are intended for individual investors, partnerships, corporations, and other accounts.

For Class R shares, the RCB Small Cap Value Fund has a minimum purchase and shareholder account balance requirement of $5,000 and a minimum additional investment requirement of $1,000.  However, these requirements are reduced to $1,000 and $100, respectively, for retirement plan accounts (e.g., IRAs).  You may purchase Class R shares from the Fund or through the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”).  Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. Consult a representative of your Authorized Institution for further information.

Institutional Class shares and Class N shares are not subject to minimum purchase or minimum shareholder account balance requirements.  You may purchase Institutional Class shares and Class N shares through your Authorized Institution, and you will have to comply with the purchase and account balance minimums of the Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the RCB Small Cap Value Fund are redeemable. You may redeem Class R shares directly with the Fund (by mail, wire, and, except for IRA accounts, telephone) unless you hold your shares through an Authorized Institution, in which case you must redeem your Class R shares through your Authorized Institution.  You may redeem your Institutional Class shares or Class N shares only through your Authorized Institution. You must follow your Authorized Institution’s procedures for redeeming shares, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The RCB Small Cap Value Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the RCB Small Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

Opportunistic Value Fund

Investment Goal

The Opportunistic Value Fund seeks to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities which, in the opinion of the Fund’s sub-adviser, are undervalued.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N		Class E
Management Fees		0.50%		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%		None
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		None
Other Fund Expenses	[---]%		[---]%		[---]%
Total Other Expenses		[---]%		[---]%		[---]%
Acquired Fund Fees and Expenses(1)		[---]%		[---]%		[---]%
Total Annual Fund Operating Expenses		[---]%		[---]%		[---]%
Fee Waiver and/or Expense Reimbursement(2)		None		None		[---]%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement		[---]%		[---]%		[---]%

(1)
“Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
CNAM and the Fund’s sub-adviser have contractually agreed to cap the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) at or below [1.00%] for Institutional Class shares, [1.25%] for Class N Shares and [0.75%] for Class E shares until [January 28, 2011]. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CNAM and the Fund’s sub-adviser, and it will terminate automatically upon the termination of the Fund’s advisory agreement with CNAM or the sub-advisory agreement between CNAM and the sub-adviser.  Any fee reductions or reimbursements may be repaid to the sub-adviser within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the Opportunistic Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Opportunistic Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]
Class E	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Opportunistic Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

The Opportunistic Value Fund invests primarily in a diversified portfolio of common and preferred equity securities of large-cap and mid-cap U.S. corporations which are undervalued in the opinion of the Fund’s sub-adviser. For this purpose, as defined by Standard & Poor’s large-cap and mid-cap companies are companies with market capitalizations of greater than $3 billion and companies with capitalizations of $750 million to $3.3 billion, respectively.  The Fund may from time to time invest up to 40% of its assets in a single sector of the economy. If the Fund’s investments in a sector increase to over 25% of the Fund’s assets, the Fund will amend its prospectus disclosure to identify the sector and its risks.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Opportunistic Value Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None of the Opportunistic Value Fund, CNAM and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Interest Rate Risk of Preferred Stock – Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Investment Style – The Fund’s sub-adviser primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Management – The Fund's performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Opportunistic Value Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

The Fund commenced operations and first offered its share classes for public sale on June 26, 2008, after conversion of an institutional account (the “Predecessor Account”) into Class E shares of the Fund.  Performance results before June 26, 2008 shown below are for the Predecessor Account.

This bar chart shows the performance of the Opportunistic Value Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the Opportunistic Value Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years	Inception Date
Institutional Class				3/31/2004
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				3/31/2004
Return Before Taxes	[---]%	[---]%	[---]%
Class E				3/31/2004
Return Before Taxes	[---]%	[---]%	[---]%
S&P 500 Index	[---]%	[---]%	[---]%
Russell 1000 Value Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares and Class E shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

City National Asset Management, Inc.

Sub-adviser

SKBA Capital Management, LLC (“SKBA”)

Portfolio Managers

Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck, and Shelley H. Mann of SKBA each has served as a portfolio manager for the Opportunistic Value Fund since the Fund’s inception on June 26, 2008.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. Class E Shares are intended for corporations, foundations, endowments and other similar organizations and their retirement plans.

The Opportunistic Value Fund has a minimum purchase and shareholder account balance requirement of $1 million for Institutional Class shares and $5 million for Class E shares.  Class N shares are subject to a minimum purchase requirement of $1,000 but there is no minimum shareholder account balance requirement; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Opportunistic Value Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Opportunistic Value Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Opportunistic Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

AHA Limited Maturity Fixed Income Fund

Investment Goal

The AHA Limited Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the AHA Limited Maturity Fixed Income Fund.  You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses		[---]%		[---]%
Fee Waiver and/or Expense Reimbursement(2)(3)		[---]%		[---]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		[---]%		[---]%

(1)
“Other Fund Expenses” include [---]% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
CCM Advisors, LLC, the Fund’s investment adviser (“CCMA”), has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through [January 28, 2011] at or below [1.00]% for Institutional Class shares and [1.25]% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the investment management agreement between CCMA and the Fund.  Any fee reductions or reimbursements may be repaid to CCMA within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

(3)
For the period ending [January 28, 2011], CCMA has contractually agreed to waive the shareholder servicing fees for Class N. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the shareholder services agreement between CCMA and the Fund.

Example

This Example is intended to help you compare the cost of investing in the AHA Limited Maturity Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the AHA Limited Maturity Fixed Income Fund’s portfolio consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. At least 80% of the Fund’s portfolio consists of fixed income securities with “limited maturity,” or duration of less than five years.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None the AHA Limited Maturity Fixed Income Fund, CCMA and the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the underlying funds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.  Foreign government obligations are also subject to similar risks.

Sub-Adviser Allocation – The Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Limited Maturity Fixed Income Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.ahafunds.org or www.cnicharterfunds.com to obtain updated performance information.

The predecessor to the AHA Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 22, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund.  The Institutional Class performance results before September 30, 2005 are for the Class I shares of the Predecessor Fund.  Class A shares of the Predecessor Fund, the predecessor class to Class N shares of the Fund, commenced operations on October 22, 2004. The Class N performance results from October 22, 2004 to September 30, 2005 are for Class A shares of the Predecessor Fund.

This bar chart shows the performance of the AHA Limited Maturity Fixed Income Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the AHA Limited Maturity Fixed Income Fund for the periods ending December 31, 2009.   The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				12/22/1988
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				10/22/2004
Return Before Taxes	[---]%	[---]%	[---]%
Merrill Lynch 1-3 Year Treasury Index	[---]%	[---]%	[---]%
Merrill Lynch 3 Month U.S. Treasury Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

CCM Advisors, LLC

Sub-Advisers

City National Asset Management, Inc. (“CNAM”)
The Patterson Capital Corporation (“Patterson”)

Portfolio Managers

Rodney J. Olea, William C. Miller, Jr., Paul C. Single and Robert Harder of CNAM have served as portfolio managers for the Fund since 2005.  Joseph B. Patterson, Jean M. Clark and Gregory W. Welch of Patterson have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 1989, 1989, and 2005, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Class shares is $1,000,000.  The minimum initial investment for Class N shares is $1,000.  There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice.  The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the AHA Limited Maturity Fixed Income Fund are redeemable.  You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

Tax Information

The AHA Limited Maturity Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the AHA Limited Maturity Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

AHA Full Maturity Fixed Income Fund

Investment Goal

The AHA Full Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the AHA Full Maturity Fixed Income Fund.  You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses		[---]%		[---]%
Fee Waiver and/or Expense Reimbursement(2)(3)		[---]%		[---]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		[---]%		[---]%

(1)
“Other Fund Expenses” include [---]% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
CCM Advisors, LLC, the Fund’s investment adviser (“CCMA”), has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through [January 28, 2011] at or below [1.00]% for Institutional Class shares and [1.25]% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the investment management agreement between CCMA and the Fund.  Any fee reductions or reimbursements may be repaid to CCMA within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

(3)
For the period ending [January 28, 2011], CCMA has contractually agreed to waive the shareholder servicing fees for Class N. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the shareholder services agreement between CCMA and the Fund.

Example

This Example is intended to help you compare the cost of investing in the AHA Full Maturity Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the AHA Full Maturity Fixed Income Fund’s portfolio consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations.  At least 80% of the Fund’s portfolio consists of fixed income securities with “full duration,” i.e., duration ranging from that of the bonds included in the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which had an average duration of 3.89 years as of September 30, 2009, to that of the bonds included in the Barclays Capital U.S. Aggregate Bond Index, which had an average duration of [---] years as of September 30, 2009.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None the AHA Full Maturity Fixed Income, CCMA and the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

Sub-Adviser Allocation – The Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Full Maturity Fixed Income Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.ahafunds.org or www.cnicharterfunds.com to obtain updated performance information.

The predecessor to the AHA Full Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund.  The Institutional Class performance results before September 30, 2005 are for the Class I shares of the Predecessor Fund.  Class A shares of the Predecessor Fund, the predecessor class to Class N shares of the Fund, commenced operations on May 11, 2004. The Class N performance results from May 11, 2004 to September 30, 2005 are for Class A shares of the Predecessor Fund.

This bar chart shows the performance of the AHA Full Maturity Fixed Income Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the AHA Full Maturity Fixed Income Fund for the periods ending December 31, 2009.   The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				10/20/1988
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				05/11/2004
Return Before Taxes	[---]%	[---]%	[---]%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	[---]%	[---]%	[---]%
Barclays Capital U.S. Aggregate Bond Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

CCM Advisors, LLC

Sub-Advisers

Baird Advisors (“Baird”)
Boyd Watterson Asset Management, LLC (“Boyd Watterson”)

Portfolio Managers

Daniel A. Tranchita and Gary A. Elfe of Baird have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2000.  David M. Dirk and James R. Shirak of Boyd Watterson have served as portfolio managers for the Fund since 2005.

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Class shares is $1,000,000.  The minimum initial investment for Class N shares is $1,000.  There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the AHA Full Maturity Fixed Income Fund are redeemable.  You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

Tax Information

The AHA Full Maturity Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the AHA Full Maturity Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

AHA Balanced Fund

Investment Goal

The AHA Balanced Fund seeks to provide a combination of growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the AHA Balanced Fund.  You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	[1.00]%
Fee Waiver and/or Expense Reimbursement(1)	[---]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[---]%

(1)
CCM Advisors, LLC, the Fund’s investment adviser (“CCMA”), has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through [January 28, 2011] at or below [1.00]% for Institutional Class shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the investment management agreement between CCMA and the Fund.  Any fee reductions or reimbursements may be repaid to CCMA within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Example

This Example is intended to help you compare the cost of investing in the AHA Balanced Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

The AHA Balanced Fund has a diversified portfolio consisting of common stocks of U.S. companies, sponsored U.S. dollar denominated American Depositary Receipts of foreign corporations, and fixed income securities of U.S. and foreign companies. Up to 75% of the Fund’s portfolio consists of common stocks of large-capitalization companies (for this purpose, as defined by Standard & Poor’s, companies with market capitalizations of greater than $3 billion) that the Fund’s sub-advisers believe offer long-term growth and/or income potential, and at least 25% of the Fund’s portfolio consists of fixed income securities, some of which may be convertible into common stocks.  The Fund’s fixed income investments include securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities of U.S. issuers and U.S. dollar-denominated debt obligations issued by foreign governments and corporations with minimum credit ratings from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, respectively, and money market instruments.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None the AHA Balanced Fund, CCMA and the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Fund’s performance depends on the sub-advisers’ ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests.

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

Convertible Securities – Convertible securities are subject to the same risks as fixed income securities.

Medium Capitalization (Mid-Cap) Companies – The Fund invests from time to time in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities –Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

American Depositary Receipts – The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Sub-Adviser Allocation – The Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Balanced Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.ahafunds.org or www.cnicharterfunds.com to obtain updated performance information.

The predecessor to the AHA Balanced Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund.  The Institutional Class performance results before September 30, 2005 are for the Class I shares of the Predecessor Fund.

This bar chart shows the performance of the AHA Balanced Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of AHA Balanced Fund for the periods ending December 31, 2009.   The table also shows how the Fund’s performance compares with the returns of indexes comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years	Inception Date
Institutional Class				10/20/1988
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
S&P 500 Index	[---]%	[---]%	[---]%
Blended Index	[---]%	[---]%	[---]%
Barclays Capital U.S. Aggregate Bond Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

CCM Advisors, LLC

Sub-Advisers

Baird Advisors (“Baird”)
Freeman Investment Management Co., LLC (“Freeman”)

Portfolio Managers

Daniel A. Tranchita and Gary A. Elfe of Baird have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2002.  John D. Freeman and Thomas Anichini of Freeman have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 1999 and 2005, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Class shares is $1,000,000.  There is no minimum for subsequent investments in Institutional Class shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the AHA Balanced Fund are redeemable.  You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

Tax Information

The AHA Balanced Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the AHA Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

AHA Diversified Equity Fund

Investment Goal

The AHA Diversified Equity Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the AHA Diversified Equity Fund.  You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		[---]%
Other Fund Expenses(1)	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses		[---]%		[---]%
Fee Waiver and/or Expense Reimbursement(2)(3)		[---]%		[---]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		[---]%		[---]%

(1)
“Other Fund Expenses” include [---]% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles.  The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
CCM Advisors, LLC, the Fund’s investment adviser (“CCMA”), has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through [January 28, 2011] at or below [1.25]% for Institutional Class shares and [1.50]% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the investment management agreement between CCMA and the Fund.  Any fee reductions or reimbursements may be repaid to CCMA within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

(3)
For the period ending [January 28, 2011], CCMA has contractually agreed to limit shareholder servicing fees for Class N to [0.15]%. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the shareholder services agreement between CCMA and the Fund.

Example

This Example is intended to help you compare the cost of investing in the AHA Diversified Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the AHA Diversified Equity Fund’s portfolio consists of common stocks of large-capitalization U.S. companies (for this purpose, as defined by Standard & Poor’s, companies with market capitalizations of greater than $3 billion) that are diversified among various industries and market sectors.  Up to 20% of the Fund’s portfolio may consist of securities of mid-capitalization companies (for this purpose, as defined by Standard & Poor’s, companies with capitalizations of $750 million to $3.3 billion). The Fund’s sub-advisers may buy and sell securities for the Fund frequently, which may result in higher transaction costs and produce capital gains and losses.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None of the AHA Diversified Equity Fund, CCMA and the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Sub-Adviser Allocation – The Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Diversified Equity Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or visit www.ahafunds.org or www.cnicharterfunds.com to obtain updated performance information.

The predecessor to the AHA Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund.  The Institutional Class performance results before September 30, 2005 are for the Class I shares of the Predecessor Fund.  Class A shares of the Predecessor Fund, the predecessor class to Class N shares of the Fund, commenced operations on December 30, 2002. The Class N performance results from December 30, 2002 to September 30, 2005 are for Class A shares of the Predecessor Fund.

This bar chart shows the performance of the AHA Diversified Equity Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the AHA Diversified Equity Fund for the periods ending December 31, 2009.   The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				10/20/1988
Return Before Taxes	[---]%	[---]%	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				12/30/2002
Return Before Taxes	[---]%	[---]%	[---]%
S&P 500 Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. With those adjustments, after-tax returns for Class N shares would be lower than as shown above. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

CCM Advisors, LLC

Sub-Advisers

AMBS Investment Counsel, LLC (“AMBS”)
Freeman Investment Management Co., LLC (“Freeman”)
SKBA Capital Management, LLC (“SKBA”)
Turner Investment Partners, Inc. (“Turner”)

Portfolio Managers

Allan J. Meyers of AMBS has served as portfolio manager for the Fund since 2006.  John D. Freeman and Thomas Anichini of Freeman have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 1993 and 2005, respectively.  Andrew W. Bischel of SKBA has served as portfolio manager for the Fund since 2006.  Robert E. Turner of Turner has served as portfolio manager for the Fund since 2008.

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Class shares is $1,000,000.  The minimum initial investment for Class N shares is $1,000.  There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the AHA Diversified Equity Fund are redeemable.  You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

Tax Information

The AHA Diversified Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the AHA Diversified Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

AHA Socially Responsible Equity Fund

Investment Goal

The AHA Socially Responsible Equity Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of the AHA Socially Responsible Equity Fund.  You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.75%		0.75%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	None		0.25%
Other Fund Expenses(1)	[---]%		[---]%
Total Other Expenses		[---]%		[---]%
Total Annual Fund Operating Expenses		[---]%		[---]%
Fee Waiver and/or Expense Reimbursement(2)(3)		[---]%		[---]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		[---]%		[---]%

(1)
“Other Fund Expenses” include [---]% in Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
CCM Advisors, LLC, the Fund’s investment adviser (“CCMA”), has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through [January 28, 2011] at or below [1.25]% for Institutional Class shares and [1.50]% for Class N shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the investment management agreement between CCMA and the Fund.  Any fee reductions or reimbursements may be repaid to CCMA within 3 years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

(3)
For the period ending [January 28, 2011], CCMA has contractually agreed to waive the shareholder servicing fees for Class N. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the shareholder services agreement between CCMA and the Fund.

Example

This Example is intended to help you compare the cost of investing in the AHA Socially Responsible Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[---]	$[---]	$[---]	$[---]
Class N	$[---]	$[---]	$[---]	$[---]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [---]% of the average value of its portfolio.

Principal Investment Strategies

At least 80% of the AHA Socially Responsible Equity Fund’s portfolio consists of common stocks of U.S. issuers that meet certain socially responsible criteria.  Up to 50% of the Fund’s portfolio may consist of securities of mid-cap companies (for this purpose, as defined by Standard & Poor’s, companies that have market capitalizations greater than $750 million and less than $3.3 billion at the time of purchase).  In selecting investments, the sub-adviser considers social criteria such as an issuer’s community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights record and product safety.  The Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

Principal Risks of Investing in the Fund

As with any mutual fund, there are risks to investing. None of the AHA Socially Responsible Equity Fund, CCMA and the Fund’s sub-adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market.  In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.  The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Medium Capitalization (Mid-Cap) Companies – Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Investment Style – The Fund’s sub-adviser primarily uses a value style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the equity market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Performance

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the AHA Socially Responsible Equity Fund for the indicated periods.  Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Call 1-888-889-0799 or www.ahafunds.org or visit www.cnicharterfunds.com to obtain updated performance information.

The predecessor to the AHA Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund.  The Institutional Class performance results before September 30, 2005 are for the Class I shares of the Predecessor Fund.  Class A shares of the Predecessor Fund, the predecessor class to Class N shares of the Fund, commenced operations on August 12, 2005. The Class N performance results from August 12, 2005 to September 30, 2005 are for Class A shares of the Predecessor Fund.

This bar chart shows the performance of the AHA Socially Responsible Equity Fund’s Institutional Class shares based on a calendar year.

[Updated bar chart to be provided.]

Best Quarter	Worst Quarter
[---]%	[---]%
Q[---] [---]	Q[---] [---]

This table shows the average annual total returns of each class of the AHA Socially Responsible Equity Fund for the periods ending December 31, 2009.   The table also shows how the Fund’s performance compares with the returns of an index comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years or Life of Fund	Inception Date
Institutional Class				01/03/2005
Return Before Taxes	[---]%	N/A	[---]%
Return After Taxes on Distributions	[---]%	[---]%	[---]%
Return After Taxes on Distributions and Sale of Fund Shares	[---]%	[---]%	[---]%
Class N				08/12/2005
Return Before Taxes	[---]%	N/A	[---]%
FTSE KLD 400 Social Index	[---]%	[---]%	[---]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

CCM Advisors, LLC

Sub-Adviser

SKBA Capital Management, LLC ("SKBA")

Portfolio Managers

Andrew W. Bischel, Kenneth J. Kaplan, Joshua J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2004.

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Class shares is $1,000,000.  The minimum initial investment for Class N shares is $1,000.  There is no minimum for subsequent investments in Institutional Class shares or Class N shares. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund may accept investments of smaller amounts at its discretion; however, your financial institution or financial professional may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts in return for its services.

The shares of the AHA Socially Responsible Equity Fund are redeemable.  You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

Tax Information

The AHA Socially Responsible Equity Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the AHA Socially Responsible Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

more about the funds

For ease of reference, this Prospectus refers to certain sub-groups of the CNI Charter Funds as follows:

•	Money Funds – Prime Money Fund, Government Money Fund and California Money Fund

•	Equity Funds – Large Cap Growth Fund, Large Cap Value Fund, RCB Small Cap Value Fund and Opportunistic Value Fund

•	Bond Funds – Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund and High Yield Bond Fund

•	CNI Funds – Money Funds, Equity Funds, Multi-Asset Fund and Bond Funds

•	AHA Funds – AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund

•	Funds – CNI Funds and AHA Funds

In addition, this Prospectus refers to City National Asset Management, Inc., the CNI Funds’ investment adviser, as “CNAM”, and CCM Advisors, LLC, the AHA Funds’ investment adviser, as “CCMA”.

Prime Money Fund

Investment Goal and Principal Strategies

The Prime Money Fund is a money market fund that seeks to provide current income through low-risk investments. Also, the Fund seeks to maintain an NAV of $1.00. The goals of the Fund can only be changed with shareholder approval.

The Prime Money Fund purchases liquid, high quality, short-term debt securities in the form of U.S. dollar denominated money market instruments. The securities held by the Fund must, in the opinion of CNAM, present minimal credit risk. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Types of Securities

The Prime Money Fund’s principal investments are as follows:

•	Commercial paper and short-term corporate obligations;

•	Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government;

•	Repurchase agreements involving these obligations; and

•	Shares of investment companies that invest exclusively in the same types of securities as the Fund.

See the SAI for the CNI Funds for more detailed descriptions of these principal investments and other securities in which the Prime Money Fund may invest.

Government Money Fund

Investment Goal and Principal Strategies

The Government Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Fund seeks to maintain an NAV of $1.00. The goals of the Fund can only be changed with shareholder approval.

The Government Money Fund purchases liquid, high quality, short-term U.S. Government bonds and notes. At least 80% of the Fund’s portfolio consists of U.S. Government securities such as U.S. Treasury obligations, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. The securities held by the Fund must, in CNAM’s opinion, present minimal credit risk. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Using a top-down strategy and bottom-up security selection, CNAM seeks securities with an acceptable maturity that are marketable and liquid and offer competitive yields. CNAM also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

Types of Securities

The Government Money Fund invests primarily in money market instruments including:

•	U.S. Treasury Obligations;

•	Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

•	Repurchase agreements involving these obligations.

Please review the SAI for the CNI Funds for more detailed descriptions of these principal investments and other securities in which the Government Money Fund may invest.

California Money Fund

Investment Goal and Principal Strategies

The California Money Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California state personal income tax. Also, the Fund seeks to maintain an NAV of $1.00. The goals of the Fund can only be changed with shareholder approval.

The California Money Fund purchases liquid, high quality, short-term municipal money market securities issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors of the California municipal securities market. At least 80% of the Fund’s portfolio consists of municipal money market securities that pay interest which is expected to be exempt from federal and California state personal income tax and which is not a preference item for purposes of the federal alternative minimum tax (“AMT”). This means that up to 20% of the securities the Fund may invest in may be subject to the AMT, although CNAM does not currently intend to invest in such securities. The securities held by the Fund must, in CNAM’s opinion, present minimal credit risk. The Fund invests in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

Types of Securities

The California Money Fund invests primarily in money market instruments including:

•	Securities that pay interest which is not a preference item for purposes of the AMT;

•	Municipal obligations that pay interest which is expected to be exempt from California state personal income taxes; and

•
High quality municipal bonds, notes and tax exempt commercial paper. High quality bonds are those rated within the two highest grades by nationally recognized statistical rating organizations such as Standard & Poor’s Ratings Group and/or Moody’s Investors Services, or equivalent quality for unrated securities.

Please review the SAI for the CNI Funds for more detailed descriptions of these principal investments and other securities in which the California Money Fund may invest.

Large Cap Growth Fund

Investment Goal and Principal Strategies

The Large Cap Growth Fund seeks to provide capital appreciation by investing in large U.S. corporations with the potential for growth. The goal of the Fund can only be changed with shareholder approval.

At least 80% of the Large Cap Growth Fund’s portfolio consists of equity securities of large U.S. corporations. Large corporations are defined for this purpose as companies with market capitalizations similar to the market capitalizations of the companies in the S&P 500/Citigroup Growth Index at the time of investment. CNAM uses a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Fund is not an index fund, CNAM seeks to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500/Citigroup Growth Index.

Large Cap Value Fund

Investment Goal and Principal Strategies

The Large Cap Value Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations which are undervalued. The goals of the Fund can only be changed with shareholder approval.

At least 80% of the Large Cap Value Fund’s portfolio consists of equity securities of large U.S. corporations of large foreign corporations. Large corporations are defined for this purpose as companies with market capitalizations similar to the market capitalizations of the companies in the S&P 500/Citigroup Value Index at the time of investment. CNAM uses a combination of quantitative and fundamental analysis to select companies with share price growth potential that may not be recognized by the market at large. Although the Fund is not an index fund, CNAM seeks to manage the portfolio’s overall risk characteristics to be similar to those of the S&P 500/Citigroup Value Index.

Multi-Asset Fund

Investment Goal and Principal Strategies

The Multi-Asset Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments. The goal of the Fund can only be changed with shareholder approval.

The Multi-Asset Fund invests in a diversified portfolio, including but not limited to direct investments in the following asset classes and investments in mutual funds and exchange-traded funds (“underlying funds”) which invest in these asset classes:

•	Common and preferred equity securities of U.S. and foreign companies (including emerging market companies) of all industries, market capitalizations and investment characteristics; and

•
The following types of fixed income securities, which are not limited with respect to maturity (except that the average maturity of the Fund’s portfolio of direct investments in fixed income securities typically ranges from two to seven years):

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•
Corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings (including below-investment grade ratings), such as bonds, notes, convertible securities, mortgage-backed and asset-backed instruments, corporate commercial paper, debentures, convertible and preferred securities and zero coupon obligations;

•	Inflation-indexed bonds issued both by U.S. and foreign governments and corporations;

•	Money market investments, such as U.S. and foreign bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	Repurchase agreements on fixed income instruments issued by U.S. and foreign issuers;

•	Debt securities issued by U.S. states or local governments or their subdivisions, agencies, authorities and other government-sponsored enterprises; and

•	Obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises; and

•
Options, futures contracts and swaps, which are types of derivatives, for the purpose of increasing returns or to hedge against price declines in any of the various securities or asset classes in which the Fund may invest.

The Multi-Asset Fund invests in these securities and investments in proportions which reflect CNAM’s judgment regarding the potential returns and risks of each asset class. CNAM considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. CNAM purchases and sells portfolio securities based on a variety of valuation factors, including but not limited to expected return, expected risk, yield and price and earnings multiples, as well as analysis of various economic measures and statistics.

The Multi-Asset Fund is a “fund of funds,” a term used to describe mutual funds that pursue their investment objectives by investing all or substantial portions of their assets in other mutual funds or other types of funds. The cost of investing in the Fund is generally higher than the cost of investing in a mutual fund that invests solely in individual stocks and bonds. By investing in the Fund, an investor indirectly bears fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the Fund’s shareholders and may therefore increase the amount of taxes payable by shareholders. The underlying funds in which the Fund may invest include other funds in the CNI Charter Funds family (“affiliated” funds) as well as funds unaffiliated with CNI Charter Funds (“unaffiliated” funds).

Information about Affiliated Underlying Funds

The Multi-Asset Fund intends to invest a portion of its assets in the Corporate Bond Fund, Government Bond Fund, and High Yield Bond Fund, each of which is managed by CNAM. Detailed descriptions of each of these Funds’ principal investment strategies and principal investment risks are included in this Prospectus. Additional information about these Funds’ investments and related risks may be found in the SAI for the CNI Funds.

Information about Unaffiliated Underlying Funds

The Multi-Asset Fund also intends to invest in unaffiliated exchange-traded funds and mutual funds which invest in various types of securities. Detailed descriptions of each of these funds’ principal investment strategies and principal investment risks may be found in the respective prospectus for each unaffiliated underlying fund.

Corporate Bond Fund

Investment Goal and Principal Strategies

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities. The goals of the Fund can only be changed with shareholder approval.

At least 80% of the Corporate Bond Fund’s portfolio consists of investment grade corporate notes, bonds and debentures that are nationally traded, including U.S. government and agency securities and corporate issues of domestic and international companies denominated in U.S. dollars. The Fund may also purchase mortgage-backed and asset-backed instruments whose maturities and durations are consistent with an intermediate term strategy. CNAM actively manages the average duration of the portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years. CNAM typically invests in corporate issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, mortgage-backed and asset-backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of P1 or A1. The Fund may retain a security after it has been downgraded below the minimum credit rating if CNAM determines that it is in the best interests of the Fund. The Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Fund.

Government Bond Fund

Investment Goal and Principal Strategies

The Government Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities. The goals of the Fund can only be changed with shareholder approval.

At least 80% of the Government Bond Fund’s portfolio consists of U.S. Government securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also purchase mortgage-backed and asset-backed instruments issued by the U.S. Government or government sponsored agencies whose maturity and duration are consistent with an intermediate term strategy. CNAM actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years. The Government Bond Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Fund.

California Tax Exempt Bond Fund

Investment Goal and Principal Strategies

The California Tax Exempt Bond Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds. The goals of the Fund can only be changed with shareholder approval.

At least 80% of the California Tax Exempt Bond Fund’s portfolio consists of investment grade, intermediate-term municipal bond obligations, including general obligation bonds, revenue bonds, notes and obligations issued by the State of California and its agencies, by various counties, cities and regional or special districts in California, and by various other sectors in the municipal bond market. The Fund may also invest in short-term tax exempt commercial paper, floating rate notes or the shares of money market mutual funds whose objectives are consistent with those of the Fund. At least 80% of the Fund’s portfolio consists of intermediate-term, high quality municipal bonds and notes. Also, at least 80% of the Fund’s portfolio consists of debt securities the interest from which is expected to be exempt from federal and California state personal income taxes. CNAM actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from three to eight years. CNAM typically invests in issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, issues carrying credit enhancements such as insurance by the major bond insurance companies with an underlying minimum credit rating of Baa or BBB and short term notes with a rating from Moody’s of MIG1 or VMIG1 or from Standard & Poor’s of SP1 or A1. The Fund may retain a security after it has been downgraded below the minimum credit rating if CNAM determines that doing so is in the best interests of the Fund.

High Yield Bond Fund

Investment Goal and Principal Strategies

The High Yield Bond Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., “junk bonds”). The goal of the Fund can only be changed with shareholder approval.

At least 80% of the High Yield Bond Fund’s portfolio consists of fixed income securities rated below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero coupon obligations. The Fund may also invest in fixed income securities rated below investment grade that are issued by governments and agencies, both U.S. and foreign. The Fund may also invest in equity securities. The Fund’s sub-adviser seeks to invest in securities that offer a high current yield as well as total return potential. In an effort to control risks, the sub-adviser purchases investments diversified across issuers, industries and sectors. The average maturity of the Fund’s investments varies. There is no limit on the maturity or on the credit quality of any security.

RCB Small Cap Value Fund

Investment Goal and Principal Strategies

The RCB Small Cap Value Fund seeks capital appreciation primarily through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.

At least 80% of the RCB Small Cap Value Fund’s portfolio consists of equity securities of smaller U.S. corporations. Smaller corporations are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $50 million to $5 billion. The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long term and a “bottom-up” approach, analyzing companies on their individual characteristics, prospects and financial conditions. The Fund’s sub-adviser determines the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information the sub-adviser derives from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences.

The sub-adviser evaluates companies within this universe for fundamental characteristics such as:

•	Return on capital trends;

•	Cash flow and/or earnings growth;

•	Free cash flow;

•	Balance sheet integrity; and

•	Intrinsic value analysis.

The sub-adviser’s research effort also includes an investigation of the strength of the business franchises of these companies and the commitment of management to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund’s portfolio holdings include: disappointment in management, changes in the course of business or changes in a company’s fundamentals; the sub-adviser assesses that a particular company’s stock materially exceeds its estimate of intrinsic value; or if a better risk/reward candidate has been identified. A 15% or greater decline in a company’s stock price as compared to its industry peer group would result in an intensive re-evaluation of the holding and a possible sale.

The RCB Small Cap Value Fund anticipates a relatively low rate of portfolio turnover relative to other investment companies with similar investment mandates. This means that the Fund has the potential to be a tax-efficient investment, as low turnover should result in the realization and the distribution to shareholders of lower capital gains. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

Opportunistic Value Fund

Investment Goal and Principal Strategies

The Opportunistic Value Fund seeks to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities which are undervalued. The goal of the Fund can only be changed with shareholder approval.

The Opportunistic Value Fund’s sub-adviser uses a bottom-up investment process to invest primarily in a diversified portfolio of common and preferred equity securities of large-cap and mid-cap U.S. corporations which are currently undervalued in the opinion of the Fund’s sub-adviser. Large-cap and mid-cap companies are defined for this purpose as companies with market capitalizations of greater than $3 billion and companies with capitalizations of $750 million to $3.3 billion, respectively (using the ranges used by Standard & Poor’s, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, for companies included in its large-cap and mid-cap indexes).

In selecting investments, the Opportunistic Value Fund’s sub-adviser evaluates the ratio of relative market capitalization to revenues (“RMCR”) of each company it considers for investment, in relation to the ratios for an index of 1,000 companies created by the sub-adviser and that company’s history. The Fund’s sub-adviser further analyzes companies that pass its RMCR valuation filter to determine each company’s earnings power, or long-term ability to generate profit for reinvestment or distribution to shareholders, focusing on factors such as balance sheet and income statement improvement, competitive position, industry prospects and management’s alignment with shareholders’ interests.

The Opportunistic Value Fund’s sub-adviser seeks to construct a portfolio of 40-60 stocks diversified by industry sector to control overall portfolio risk. The sub-adviser reviews and may adjust the Fund’s portfolio’s overall weightings to a sector when it reaches the greater of 15% of the Fund’s portfolio or two times the portion of that sector within the Russell 1000 Value Index. The Fund may from time to time invest up to 40% of the Fund’s assets in a sector; however, if the Fund’s portfolio investments in a sector increase to over 25% of the Fund’s assets, the Fund will supplement its prospectus disclosure to identify the sector and describe risks associated with investments in the sector.

The Opportunistic Value Fund typically holds investments for one to five years. The Fund sells a portfolio security when the sub-adviser determines that the price of the security has reached the sub-adviser’s target price, the sub-adviser expects or observes a long-term deterioration of company fundamentals, the sub-adviser identifies more compelling investment ideas, a company exhibits a lack of shareholder orientation or the security’s value exceeds 5% of the value of the Fund’s investment portfolio.

AHA Limited Maturity Fixed Income Fund

Investment Goal and Principal Strategies

The AHA Limited Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity. The goals of the Fund can only be changed with shareholder approval.

At least 80% of the AHA Limited Maturity Fixed Income Fund’s portfolio consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies. The Fund invests in securities having one of the four highest ratings of either Moody’s Investors Service (at least Baa) or Standard & Poor’s (at least BBB). The fixed income securities in which the Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the AHA Limited Maturity Fixed Income Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, and the Federal Farm Credit Bank. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

At least 80% of the AHA Limited Maturity Fixed Income Fund’s portfolio consists of fixed income securities with “limited maturity,” or duration of less than five years. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. The dollar-weighted average duration of Fund’s portfolio was 2.07 years as of September 30, 2009. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Each of the Fund’s sub-advisers actively manages the average duration of the portion of the Fund’s portfolio that it manages and determines which securities to purchase or sell in accordance with its individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual securities.

AHA Full Maturity Fixed Income Fund

Investment Goal and Principal Strategies

The AHA Full Maturity Fixed Income Fund seeks to provide a high level of current income, consistent with the preservation of capital. The goals of the Fund can only be changed with shareholder approval.

At least 80% of the AHA Full Maturity Fixed Income Fund’s portfolio consists of fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities (i.e., bonds which cannot be converted into stock) of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations. The Fund invests at least 80% of its net assets in securities having one of the three highest ratings of either Moody’s Investors Service or Standard & Poor’s (at least A). The Fund may also invest up to 20% of its total assets in securities with a minimum credit rating from Moody’s or Standard & Poor’s of Baa or BBB, respectively, or which, if unrated, are determined by a sub-adviser to be of comparable quality. The fixed income securities in which the Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms.

Fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the AHA Full Maturity Fixed Income Fund invests consist principally of mortgage-backed or asset-backed securities issued or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the Federal Farm Credit Bank. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. Government.

At least 80% of the AHA Full Maturity Fixed Income Fund’s portfolio consists of fixed income securities with “full duration,” i.e., duration ranging from that of the bonds included in the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which had an average duration of 3.89 years as of September 30, 2009, to that of the bonds included in the Barclays Capital U.S. Aggregate Bond Index, which had an average duration of [---] years as of September 30, 2009. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. The dollar-weighted average duration of the Fund’s portfolio was 4.13 years as of September 30, 2009. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Each of the Fund’s sub-advisers actively manages the average duration of the portion of the Fund’s investments that it manages and determines which securities to purchase or sell in accordance with its individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The maturities of the securities held by the Fund are generally between five and eleven years.

AHA Balanced Fund

Investment Goal and Principal Strategies

The AHA Balanced Fund seeks to provide a combination of growth of capital and income. The goal of the Fund can only be changed with shareholder approval.

The AHA Balanced Fund has a diversified portfolio consisting of common stocks of U.S. companies, sponsored U.S. dollar denominated American Depositary Receipts of foreign corporations, and fixed income securities of U.S. and foreign companies. Up to 75% of the Fund’s portfolio consists of common stocks of large-capitalization companies (defined by Standard & Poor’s, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies with market capitalizations of greater than $3 billion) that the Fund’s sub-advisers believe offer long-term growth and/or income potential, and at least 25% of the Fund’s portfolio consists of fixed income securities, some of which may be convertible into common stocks. The Fund’s fixed income investments include securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, consisting principally of the Federal National Mortgage Association, Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the Federal Farm Credit Bank, debt securities of U.S. issuers and U.S. dollar-denominated debt obligations issued by foreign governments and corporations with minimum credit ratings from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, respectively, and money market instruments.

The fixed income securities in which the AHA Balanced Fund invests may have fixed, variable or floating interest rates, as well as varying principal repayment and interest rate reset terms. The Fund’s sub-advisers pursue the Fund’s goal in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of the Fund’s shares.

The AHA Balanced Fund’s sub-advisers actively manage the average duration of their respective portions of the fixed income portion of the Fund and determine which securities to purchase or sell in accordance with their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. There is no limit on the maturities of individual fixed income securities in which the Fund may invest.

The equity portion of the AHA Balanced Fund typically emphasizes securities that a sub-adviser believes have one or more of the following characteristics:

•	A price significantly below the intrinsic value of the issuer;

•	Favorable prospects for earnings growth;

•	Above average return on equity and dividend yield; and

•	Sound overall financial condition of the issuer.

The AHA Balanced Fund’s sub-advisers may buy and sell securities in the Fund frequently, which may result in higher transaction costs and produce capital gains and losses. A sub-adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

AHA Diversified Equity Fund

Investment Goal and Principal Strategies

The AHA Diversified Equity Fund seeks to provide long-term capital growth. The goal of the Fund can only be changed with shareholder approval.

At least 80% of the AHA Diversified Equity Fund’s portfolio consists of common stocks of large-capitalization U.S. companies (defined by Standard & Poor’s, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies with market capitalizations of greater than $3 billion) that are diversified among various industries and market sectors. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders.

The AHA Diversified Equity Fund typically emphasizes equity securities that a sub-adviser believes have one or more of the following characteristics:

•	A price significantly below the intrinsic value of the issuer;

•	Favorable prospects for earnings growth;

•	Above average return on equity and dividend yield; and

•	Sound overall financial condition of the issuer.

Up to 20% of the AHA Diversified Equity Fund’s portfolio may consist of securities of mid-capitalization companies (as defined by Standard & Poor’s, companies with capitalizations of $700 million to $3.3 billion). The Fund’s sub-advisers may buy and sell securities in the Fund frequently, which may result in higher transaction costs and produce capital gains and losses. The Fund’s sub-advisers may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

AHA Socially Responsible Equity Fund

Investment Goal and Principal Strategies

The AHA Socially Responsible Equity Fund seeks to provide long-term capital growth. The goal of the Fund can only be changed with shareholder approval.

At least 80% of the AHA Socially Responsible Equity Fund’s portfolio consists of common stocks of U.S. issuers that meet certain socially responsible criteria. This investment strategy may be changed at any time, with 60 days’ prior notice to shareholders. Up to 50% of the Fund’s portfolio may consist of securities of mid-cap companies (defined by Standard & Poor’s, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies that have market capitalizations greater than $700 million and less than $3.3 billion at the time of purchase).

In selecting investments, the AHA Socially Responsible Equity Fund’s sub-adviser considers social criteria such as an issuer’s community relations, corporate governance, diversity, employee relations, environmental impact and sustainability, human rights record, and product safety. Using both quantitative and qualitative data, the Fund’s sub-adviser also evaluates an issuer’s involvement in specific revenue-generating activities to determine whether the issuer’s involvement was meaningful or simply incidental with respect to that activity.

The Fund’s sub-adviser applies vigorous valuation screens that identify issuers for further in-depth fundamental analysis for potential inclusion in the Fund. The investment strategy typically emphasizes securities that the sub-adviser believes have one or more of the following characteristics:

•	A price significantly below the intrinsic value of the issuer;

•	Below average price to sales and price to cash flow ratios; and

•	Sound overall financial condition of the issuer.

The Fund’s sub-adviser may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for the security’s purchase, or more attractive investment alternatives are identified.

The Fund seeks to avoid investing in any issuer that derives more than 5% of its total revenue from tobacco, alcohol, gambling, abortion or weaponry (whether sold to consumers or the military), or that is involved in nuclear power. Because information on an issuer’s involvement in those activities may not be publicly available, it is possible that the Fund’s holdings may include an issuer that does not meet its criteria for socially responsible investing. When the sub-adviser discovers that a holding does not meet its criteria for socially responsible investing, it will divest that holding as soon as reasonably practicable.

Portfolio Holdings

A description of the CNI Funds’ and the AHA Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI for the CNI Funds and the SAI for AHA Funds, respectively.

more about the funds’ risks

Principal Risks of the Funds

Here are the principal risks that apply to the Money Funds:

No Guarantees (Money Funds) – An investment in a Money Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Although each Money Fund seeks to preserve the value of your investment at an NAV of $1.00, it is possible to lose money by investing in a Money Fund.

The Effect of Interest Rates (Money Funds) – A Money Fund’s yield is affected by short-term interest rate changes. When rates decline, a Money Fund’s yield will typically fall, but less quickly than prevailing market rates. When rates increase, a Money Fund’s yield will typically rise, but not as quickly as market rates.

Market Risk of Fixed Income Securities (Money Funds) – By investing in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. Each Fund is subject to the risk that its fixed income investments may underperform other fixed income investments or the market as a whole.

Issuers (Money Funds) – A Money Fund may not be able to maintain an NAV of $1.00 if the issuers of securities do not make their principal or interest payments on time. CNAM attempts to minimize the risk of default by purchasing only highly rated securities and performing extensive research on the issuers of securities purchased by each Money Fund.

Rating Agencies (Money Funds) – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Management (Money Funds) – A Fund’s performance depends on the adviser’s skill in making appropriate investments. As a result, a Fund may underperform relative to similar funds or to the money market.

Defensive Investments (Money Funds) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that a Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions.

Government-Sponsored Entities (Prime Money Fund, Government Money Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of the Federal National Mortgage Association (“FNMA”), Federal Home Loan Bank (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC”), Government National Mortgage Association (“GNMA”), and Federal Farm Credit Bank (“FFCB”), which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Financial Services Firms (Prime Money Fund) – Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

California Risk Factors (California Money Fund) – The Fund may be subject to greater risks than other tax exempt funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, it is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the holdings of the Fund. California municipal securities issuers rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on their securities. See the SAI for the CNI Funds for more detailed information regarding California developments. In addition, although one of the goals of the Fund is to provide income exempt from federal and California state personal income taxes, some of the Fund’s income may be subject to the AMT.

Municipal Obligations (California Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

Here are the principal risks that apply to the Bond Funds, the AHA Limited Maturity Fixed Income Fund and the AHA Full Maturity Fixed Income Fund:

The Effect of Interest Rates (Bond Funds, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – A Fund’s yield is affected by short-term interest rate changes. When rates decline, a Fund’s yield will typically fall, but less quickly than prevailing market rates. When rates increase, a Fund’s yield will typically rise, but not as quickly as market rates.

Market Risk of Fixed Income Securities (Bond Funds, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – By investing directly or indirectly in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Each Fund is subject to the risk that its fixed income market segment may underperform other fixed income market segments or the market as a whole.

Rating Agencies (Bond Funds, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Management (Bond Funds, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – A Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, a Fund may underperform relative to the fixed income market or similar funds.

Defensive Investments (Bond Funds, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that a Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions.

Issuers (Corporate Bond Fund, Government Bond Fund, High Yield Bond Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – Changes in the financial condition of issuers may adversely affect the value of the Funds’ securities. Economic or political changes may also adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Funds.

Prepayments (Corporate Bond Fund, Government Bond Fund, High Yield Bond Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Extension (Corporate Bond Fund, Government Bond Fund, High Yield Bond Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – Rising interest rates can cause the average maturity of a Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of a Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Government-Sponsored Entities (Government Bond Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of the Federal National Mortgage Association (“FNMA”), Federal Home Loan Bank (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC”), Government National Mortgage Association (“GNMA”), and Federal Farm Credit Bank (“FFCB”), which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Sub-Adviser Allocation (AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund) – CCMA divides a Fund’s investment portfolio into various “sleeves,” each of which is managed by one of the Fund’s sub-advisers. From time to time, CCMA adjusts the size of these sleeves based on a variety of factors, including the sleeves’ relative performance. Accordingly, a Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio it allocates for management by each of the Fund’s sub-advisers.

Municipal Obligations (California Tax Exempt Bond Fund, AHA Limited Maturity Fixed Income Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.  For the California Tax Exempt Bond Fund, please also see the discussion entitled “California Risk Factors” below.

Foreign Securities (High Yield Bond Fund, AHA Full Maturity Fixed Income Fund) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

Interest Rate Risk of Preferred Stock (High Yield Bond Fund) – Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

High Yield (“Junk”) Bonds (High Yield Bond Fund) – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. The High Yield Bond Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Market Risk of Equity Securities (High Yield Bond Fund) – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. The Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

California Risk Factors (California Tax Exempt Bond Fund) – The Fund may be subject to greater risks than other tax exempt funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, it is vulnerable to economic, political or other developments that may lessen the ability of California municipal securities issuers to pay interest and principal on their securities. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, seismic or other natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of California municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of California municipal issuers may also reduce the value of the holdings of the Fund. California municipal securities issuers rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on their securities. See the SAI for the CNI Funds for more detailed information regarding California developments. In addition, although one of the goals of the Fund is to provide income exempt from federal and California state personal income taxes, some of the Fund’s income may be subject to the AMT.

Non-diversification (California Tax Exempt Bond Fund) – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations.

Here are the principal risks that apply to the Equity Funds, the AHA Diversified Equity Fund and the AHA Socially Responsible Fund:

Market Risk of Equity Securities (Equity Funds, AHA Diversified Equity Fund, AHA Socially Responsible Equity Fund) – By investing directly or indirectly in stocks, a Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. Each Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

Management (Equity Funds, AHA Diversified Equity Fund, AHA Socially Responsible Equity Fund) – A Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, a Fund may underperform relative to the equity market or similar funds.
Defensive Investments (Equity Funds, AHA Diversified Equity Fund, AHA Socially Responsible Equity Fund) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that a Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions.

Investment Style (Equity Funds, AHA Socially Responsible Equity Fund) – A growth style is primarily used to select investments for the Large Cap Growth Fund and a value style is primarily used to select investments for the Large Cap Value Fund, Opportunistic Value Fund, RCB Small Cap Value Fund and AHA Socially Responsible Equity Fund. These styles may fall out of favor, may underperform other styles and may increase the volatility of a Fund’s share price.

Medium Capitalization (Mid-Cap) Companies (Opportunistic Value Fund, AHA Diversified Equity Fund, AHA Socially Responsible Equity Fund) – The Funds invest from time to time in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.

Interest Rate Risk of Preferred Stock (Opportunistic Value Fund) – Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Small Capitalization (Small-Cap) Companies (RCB Small Cap Value Fund) – The Fund primarily invests in small-cap companies. The sub-adviser believes that small-cap companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk increases to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in small-cap companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of small-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. Further, the Fund may hold a significant percentage of a company’s outstanding shares, which means that the Fund may have to sell them at discounts from quoted prices.

Focus (RCB Small Cap Value Fund) – The Fund holds a relatively small number of securities positions. Losses incurred in such positions could have a material adverse effect on the Fund’s overall financial condition. The Fund’s performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

Sub-Adviser Allocation (AHA Diversified Equity Fund) – CCMA divides the Fund’s investment portfolio into various “sleeves,” each of which is managed by one of the Fund’s sub-advisers.  From time to time, CCMA adjusts the size of these sleeves based on a variety of factors, including the sleeves’ relative performance.  Accordingly, the Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio it allocates for management by each of the Fund’s sub-advisers.

Here are the principal risks that apply to the Multi-Asset Fund and the AHA Balanced Fund:

Allocation (Multi-Asset Fund, AHA Balanced Fund) – Performance depends on the ability of each Fund’s investment manager or sub-adviser to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests. For example, a Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline.

Management (Multi-Asset Fund, AHA Balanced Fund) – A Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, a Fund may underperform relative to the fixed income or equity markets, as applicable, or similar funds.

Market Risk of Equity Securities (Multi-Asset Fund, AHA Balanced Fund) – By investing directly or indirectly in stocks, a Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. Each Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

Market Risk of Fixed Income Securities (Multi-Asset Fund, AHA Balanced Fund) – By investing directly or indirectly in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Each Fund is subject to the risk that its fixed income market segment may underperform other fixed income market segments or the market as a whole.

Rating Agencies (Multi-Asset Fund, AHA Balanced Fund) – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Government-Sponsored Entities (Multi-Asset Fund, AHA Balanced Fund) – The Funds may invest in securities issued by government-sponsored entities consisting principally of the Federal National Mortgage Association (“FNMA”), Federal Home Loan Bank (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC”), Government National Mortgage Association (“GNMA”), and Federal Farm Credit Bank (“FFCB”), which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency. FNMA guarantees full and timely payment of all interest and principal of its pass-through securities, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities, but such securities are not backed by the full faith and credit of the U.S. Government. Similarly, FHLB and FFCB securities are not backed by the U.S. Government. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. To meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Foreign Securities (Multi-Asset Fund, AHA Balanced Fund) – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

Defensive Investments (Multi-Asset Fund, AHA Balanced Fund) – The securities in which each Fund invests, and the strategies described in this Prospectus, are those that a Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. The Multi-Asset Fund’s underlying funds may have similar policies.

Underlying Funds (Multi-Asset Fund) – Because the Fund invests a significant portion of its assets in underlying funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. There can be no assurance that the investment goal of any underlying fund will be achieved.

Interest Rate Risk of Preferred Stock (Multi-Asset Fund) – Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

High Yield (“Junk”) Bonds (Multi-Asset Fund) – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. There is no lower limit on the ratings of high yield securities that may be purchased or held by the Fund or an underlying fund. In addition, the Fund may invest directly or indirectly in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Municipal Obligations (Multi-Asset Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

Emerging Market Securities (Multi-Asset Fund) – The Fund’s direct or indirect investments in foreign securities may include investments in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. The economies of many of these countries depend heavily upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

Derivatives (Multi-Asset Fund) – A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The Fund’s direct or indirect use of derivative instruments may involve other risks than those associated with investing directly in the securities in which it or an underlying fund primarily invests. Derivatives involve the risks of improper valuation and ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Derivatives are also subject to other risks, such as market risk, which is the risk that the value of an investment will fluctuate with movements in the stock market; interest rate risk, which is the risk that the value of bonds and other debt securities will fall when interest rates rise; credit risk, which is the risk that the issuers of bonds and other debt securities may not be able to make interest or principal payments; counterparty risk, which is the risk that the other party to an agreement will default; and liquidity risk, which is the risk that lack of trading volume may make it difficult to sell securities at quoted market prices. The use of a derivative is speculative if the Fund or an underlying fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund or an underlying fund invests in derivatives for speculative purposes, the Fund or the underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund or an underlying fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund’s direct or indirect use of derivatives may increase the taxes payable by shareholders.

Sub-Adviser Allocation (AHA Balanced Fund) – CCMA divides a the Fund’s investment portfolio into various “sleeves,” each of which is managed by one of the Fund’s sub-advisers.  From time to time, CCMA adjusts the size of these sleeves based on a variety of factors, including the sleeves’ relative performance.  Accordingly, the Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio it allocates for management by each of the Fund’s sub-advisers.

Medium Capitalization (Mid-Cap) Companies (AHA Balanced Fund) – The Fund invests from time to time in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies.

Issuers (AHA Balanced Fund) – Changes in the financial condition of issuers may adversely affect the value of the Fund’s securities. Economic or political changes may also adversely affect the ability of issuers to repay principal and to make interest payments on securities owned by the Fund.

Prepayments (AHA Balanced Fund) – The principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension (AHA Balanced Fund) – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed or other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities. Extending the average life of a mortgage-backed or other pass-through security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed and other pass-through securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

American Depositary Receipts (AHA Balanced Fund) – The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, and are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investment in foreign securities.

Convertible Securities (AHA Balanced Fund) – Convertible securities are convertible into or exchangeable for common or preferred stock. Convertible securities are subject to the same risks as fixed income securities, including interest rate risk, credit risk and issuer risk.

Non-Principal Investment Strategies and Related Risks of the Funds

The following risks of the Funds referred to below are related to investment strategies that are material but not principal strategies of the Funds. These risks are in addition to the principal risks of the Funds discussed above.

Sector Concentration (All Funds) – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Portfolio Turnover (All Funds) – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. The Multi-Asset Fund’s underlying funds may have similar policies. Annual portfolio turnover of 100% or more is considered high.

Tobacco-Free Investments (AHA Funds) – The AHA Funds follow a guideline of restricting investment in securities of tobacco-related companies through the research of Risk Metrics Social Issues Services.

Municipal Obligations (Prime Money Fund, Government Money Fund) – U.S. state and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Foreign government obligations are also subject to similar risks that the issuer of the obligations may be unable or unwilling to repay principal or interest when due.

Commodities (Multi-Asset Fund) – The Fund may invest a portion of its assets in exchange-traded notes or exchange-traded funds that are linked to commodities or commodities indexes. The Fund’s direct or indirect exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or risks affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Foreign Currencies (Multi-Asset Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of CNAM to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Hedge Funds (Multi-Asset Fund) – The Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the Investment Company Act. Therefore, the Fund, as an investor in Hedge Funds, does not have the benefit of the protections afforded by the Investment Company Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Multi-Asset Fund may receive securities that are illiquid or difficult to value.

Inflation-Indexed Bonds (Multi-Asset Fund) – The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds may react differently than other fixed income securities to changes in interest rates. Because interest rates on inflation-indexed bonds are adjusted for inflation, the values of these bonds are not materially affected by inflation expectations. Therefore, the values of inflation-indexed bonds are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security falls when real interest rates rise and rises when real interest rates fall.

Real Estate-Related Investments (Multi-Asset Fund) – Because the Fund may invest a portion of its assets directly or indirectly in securities of companies principally engaged in the real estate industry and other real estate related investments, the Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Investments in real estate companies may also subject the Fund to the risks associated with the direct ownership of real estate. Real estate companies are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry.

Repurchase Agreements (Multi-Asset Fund) – The Fund may invest in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. The Fund may also invest in repurchase agreements collateralized by securities issued by foreign issuers, which are also subject to the risks associated with foreign securities discussed above under “Principal Risks of the Funds.”

Foreign Securities (RCB Small Cap Value Fund) – The Fund may invest in foreign securities. Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries.

management of the funds

Investment Managers

CNI Funds

CNAM provides the Money Funds, the Equity Funds, the Multi-Asset Fund and the Bond Funds with investment management services. CNAM’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

CNAM is a wholly owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, with approximately $[---] billion in assets under management as of December 31, 2009. CNB is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 45 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2009, CNB and its affiliates had approximately $[---] billion in assets under administration, which includes $[---] billion in assets under management.

Subject to the oversight of the Board of Trustees, CNAM has complete discretion as to the purchase and sale of investments for the Funds it directly manages, consistent with each such Fund’s investment objective, policies and restrictions.

CNAM is responsible for the evaluation, selection and monitoring of the sub-advisers of the High Yield Bond Fund, the RCB Small Cap Value Fund and the Opportunistic Value Fund. CNAM selects sub-advisers based on a variety of factors, including investment style, performance record and the characteristics of each sub-adviser’s typical investments. The sub-advisers manage the High Yield Bond Fund’s, the RCB Small Cap Value Fund’s and the Opportunistic Value Fund’s investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. Subject to the oversight of CNAM and the Board of Trustees, the sub-advisers have complete discretion as to the purchase and sale of investments for the Funds consistent with each Fund’s investment objective, policies and restrictions.

CNAM received a fee for its investment management services at an annual rate of [---]% of average annual net assets of the Prime Money Fund, [---]% of average annual net assets of the Government Money Fund, [---]% of average annual net assets of the California Money Fund, [---]% of average annual net assets of the Large Cap Growth Fund, [---]% of average annual net assets of the Large Cap Value Fund, [---]% of average annual net assets of the Multi-Asset Fund, [---]% of average annual net assets of the Corporate Bond Fund, [---]% of average annual net assets of the Government Bond Fund, [---]% of average annual net assets of the California Tax Exempt Bond Fund, [---]% of average annual net assets of the High Yield Bond Fund, [---]% of average annual net assets of the RCB Small Cap Value Fund and [---]% of average annual net assets of the Opportunistic Value Fund for the fiscal year ended September 30, 2009. These fees reflect fee waivers or reimbursements of fees waived by CNAM in prior years. The sub-advisers are compensated out of the investment management fees paid to CNAM.

A discussion regarding the basis for the Board of Trustees’ approval of the CNI Funds’ investment advisory agreement with CNAM is available in the CNI Funds’ Annual Report for the fiscal year ended September 30, 2009.

AHA Funds

CCMA provides the AHA Funds with investment management services. CCMA’s address is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

CCMA is wholly-owned by Convergent Capital Management LLC (“CCM”), which in turn is majority-owned by City National Corporation. CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operates independently of CCM, or to any clients of its affiliates.

CCMA is responsible for the evaluation, selection and monitoring of the AHA Funds’ sub-advisers. CCMA selects sub-advisers based on a variety of factors, including investment style, performance record and the characteristics of each sub-adviser’s typical investments. The assets of each multi-manager AHA Fund are divided into segments and CCMA is responsible for allocating the assets among the sub-advisers in accordance with their specific investment styles.

The sub-advisers manage each AHA Fund’s investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the AHA Funds. Subject to the oversight of CCMA and the Board of Trustees, the sub-advisers have complete discretion as to the purchase and sale of investments for the AHA Funds consistent with each AHA Fund’s investment objective, policies and restrictions.

CCMA received a fee for its investment management services at an annual rate of [---]% of average daily net assets of the AHA Limited Maturity Fixed Income Fund, [---]% of average daily net assets of the AHA Full Maturity Fixed Income Fund, [---]% of average daily net assets of the AHA Balanced Fund, [---]% of average daily net assets of the AHA Diversified Equity Fund and [---]% of average daily net assets of the AHA Socially Responsible Equity Fund for the fiscal year ended September 30, 2009. The sub-advisers are compensated out of the investment management fees paid to CCMA.

A discussion regarding the basis for the Board of Trustees’ approval of the AHA Funds’ investment advisory agreement with CCMA is available in the AHA Funds’ Annual Report for the fiscal year ended September 30, 2009.

Sub-Advisers and Portfolio Managers

Following is certain information about each Fund’s sub-adviser, if any, and the individuals employed by or associated with each investment manager or sub-adviser who are primarily responsible for the day-to-day management of each Fund’s investment portfolio (the “Portfolio Managers”), if any. The SAI for the CNI Funds and the SAI for the AHA Funds contain additional information about the sub-advisers and the Portfolio Managers, including the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the CNI Funds and the AHA Funds.

Money Funds

All investment decisions for the Money Funds are made by CNAM’s Fixed Income Team of investment professionals, all of whom take an active part in the decision-making process.

Large Cap Growth Fund and Large Cap Value Fund

Richard A. Weiss and Brian L. Garbe serve as portfolio managers for the Large Cap Growth Fund and the Large Cap Value Fund.

Richard A. Weiss is Chairman, President and Chief Investment Officer of CNAM. Mr. Weiss has nearly two decades of investment management experience and has designed and implemented quantitatively disciplined equity, fixed income, and international investment strategies. Prior to joining the CNI Funds’ predecessor investment manager, CNB, in 1999, Mr. Weiss was Executive Vice President and Chief Investment Officer at Sanwa Bank California. Mr. Weiss holds a Master’s in Business Administration (“MBA”), with an emphasis in Finance and Econometrics from the University of Chicago, and an undergraduate degree in Finance from The Wharton School at the University of Pennsylvania.

Brian L. Garbe is Senior Vice President and Director of Research and Trading of CNAM. Mr. Garbe has over 20 years of experience in the investment field and currently oversees the creation, analysis and production of asset allocation, sector rotation and stock selection strategies for CNAM. Prior to joining CNB in 1999, Mr. Garbe was Vice President and Director of Research at Sanwa Bank California. Mr. Garbe holds an MBA from the Anderson Graduate School of Management at University of California, Los Angeles (“UCLA”) and an undergraduate degree in Applied Mathematics from UCLA.

Multi-Asset Fund

Barbara Bruser and William C. Miller serve as portfolio managers for the Multi-Asset Fund.

Barbara Bruser is Senior Vice President and Director of Equities of CNAM, where she oversees equity investment policy, portfolio construction and stock selection. Ms. Bruser has been with CNB and CNAM since 2002 and has over 33 years of experience in the investment and financial industries. From 1998 to 2002, Ms. Bruser was Senior Vice President of Alternative Investment Strategies for Bank of America, and from 1993 to 1998 was Senior Vice President and Director of the Strategic Wealth Group for Wells Fargo/First Interstate Bank. Ms. Bruser has also previously served as President and Director of Investor Relations at Security Pacific Corporation, and General Partner at RCM Capital Management. Ms. Bruser, a Chartered Financial Analyst, received a Bachelor of Arts degree in History and Comparative Literature from the University of California, Santa Barbara, and a Master’s degree in Library Science from the University of Western Ontario.

William C. Miller, Jr. is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Miller has over 13 years of investment management experience and specializes in the research, analysis, and selection of fixed income securities. Prior to joining CNB in 2001, Mr. Miller was an Investment Officer with Fiduciary Trust International of California and, from 1995 to 1998, was an Associate with Pacific Investment Management Company. Mr. Miller, a Chartered Financial Analyst, holds a Bachelor’s degree with a concentration in Finance from California State University, Fullerton.

Corporate Bond Fund

Rodney J. Olea and William C. Miller serve as portfolio managers for the Corporate Bond Fund.

Rodney J. Olea is Senior Vice President and Director of Fixed Income of CNAM. Mr. Olea has over 23 years of portfolio management experience and currently oversees the creation, analysis, and management of taxable and tax-free fixed income portfolios and bond selection strategies for CNAM. Mr. Olea has been with CNB since 1994. He has a degree in Economics from UCLA.

Information about Mr. Miller’s background and experience is provided above under “Multi-Asset Fund.”

Government Bond Fund

Rodney J. Olea and Paul C. Single serve as portfolio managers for the Government Bond Fund.

Information about Mr. Olea’s background and experience is provided above under “Corporate Bond Fund.”

Paul C. Single is Senior Vice President and Senior Fixed Income Portfolio Manager for CNAM. Mr. Single has over 26 years of institutional investment management experience and specializes in investment grade taxable fixed income securities. Prior to joining CNB in 2003, Mr. Single was Principal and Portfolio Manager of Wells Capital Management.

California Tax Exempt Bond Fund

Rodney J. Olea and Gregory Kaplan serve as portfolio managers for the California Tax Exempt Bond Fund.

Information about Mr. Olea’s background and experience is provided above under “Corporate Bond Fund.”

Gregory Kaplan serves as Senior Vice President and Senior Portfolio Manager for CNAM. Mr. Kaplan has nearly 20 years of experience in the financial industry. Prior to joining CNAM, he served as vice president and portfolio manager for Robertson Stephens Asset Management. Mr. Kaplan is a Chartered Financial Analyst and holds an MBA in Finance from The Pamplin School of Business at Virginia Tech, and a BS in Finance from Rutgers University.

High Yield Bond Fund

Guggenheim Investment Management, LLC (“Guggenheim”). Guggenheim currently serves as the High Yield Bond Fund’s sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. Guggenheim’s principal offices are located at 135 East 57th Street, 6th Floor, New York, New York 10022. Guggenheim provides investment advisory services to institutional clients including public pensions, corporate pensions, foundations, insurance companies and family offices, and as of December 31, 2009 managed or sub-managed $[---] billion in assets. Guggenheim is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm which offers capital markets services, portfolio and risk management expertise, wealth management, investment management and family office services.

The High Yield Bond Fund is managed by Richard J. Lindquist, CFA, a Managing Director and Portfolio Manager at Guggenheim. Mr. Lindquist joined Guggenheim on April 15, 2009, and is its portfolio manager for high yield strategies and a member of its Investment Committee. He was previously a Managing Director and the head of the high yield management team at Halbis Capital Management (USA), Inc. (“Halbis”), whose parent company he joined in 2005. Prior to working for Halbis, Mr. Lindquist was a Managing Director and the head of the high yield management team at Credit Suisse Asset Management, LLC. He joined Credit Suisse in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a BS in Finance from Boston College and an MBA in Finance from the University of Chicago Graduate School of Business.

Steve Sautel, CFA, a Senior Managing Director and Chief Operating Officer of Guggenheim, and Patrick Mitchell, a Managing Director at Guggenheim, assist in the risk management and portfolio oversight of the High Yield Bond Fund. Mr. Sautel joined Guggenheim Partners in October 2001, is responsible for portfolio construction across all of Guggenheim’s portfolios and is a member of its Investment Committee. Mr. Sautel received his MBA from the University of Michigan and his BBA from the University of Kentucky. Mr. Mitchell joined Guggenheim in 2009 and is responsible for high yield separate accounts. Previously, Mr. Mitchell was a Managing Director at Maple Stone Capital Management, LLC (2007 to 2008) and Metropolitan West Financial, LLC (2000 to 2005). At those companies, he was responsible for a variety of management activities including portfolio management, business development, operations and corporate management. Mr. Mitchell received an MBA from Idaho State University and a Bachelor of Science in Business from the University of Idaho.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with Guggenheim is available in the CNI Funds’ Semi-Annual Report for the fiscal period ended March 31, 2009.

RCB Small Cap Value Fund

Reed Conner & Birdwell LLC (“RCB”). RCB, a wholly owned subsidiary of City National Corporation, currently serves as the RCB Small Cap Value Fund’s sub-adviser, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with CNAM. RCB’s address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025.  As of December 31, 2009, RCB managed assets of approximately $[---] billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over 50 years.

Jeffrey Bronchick, Principal, Chief Investment Officer, and Portfolio Manager/Analyst and Thomas D. Kerr, Principal and Portfolio Manager/Analyst, are principally responsible for the management of the RCB Small Cap Value Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with RCB is available in the CNI Funds’ Annual Report for the fiscal year ended September 30, 2009.

Opportunistic Value Fund

SKBA Capital Management, LLC (“SKBA”). SKBA serves as sub-adviser to the Opportunistic Value Fund. SKBA is located at 44 Montgomery Street, Suite 3500, San Francisco, California 94104, and is indirectly majority owned by CCM, which in turn is owned by City National Corporation. SKBA provides investment advisory services to a variety of clients, and as of December 31, 2009, had $[---] million in assets under management.

All SKBA client accounts are managed by an investment strategy team led by Andrew W. Bischel (CEO and Chief Investment Officer). The strategy team for the Opportunistic Value Fund meets at least weekly to discuss and decide which securities should be added to or sold from the Opportunistic Value Fund’s portfolio. The members of the strategy team are Mr. Bischel, Kenneth J. Kaplan (Chairman), Josh J. Rothe (President and Director of Equity Research), Matthew D. Zuck (Senior Vice President and Director of Corporate Development) and Shelley H. Mann (Senior Vice President and Director of Trading). Each of these individuals has been with SKBA for at least the last five years.

A discussion regarding the basis of the Board of Trustees’ approval of CNAM’s sub-advisory agreement with SKBA with respect to the Opportunistic Value Fund is available in the CNI Funds’ Annual Report for the fiscal year ending September 30, 2009.

AHA Limited Maturity Fixed Income Fund

CNAM. CNAM serves as sub-adviser to a portion of the AHA Limited Maturity Fixed Income Fund. Information about CNAM is provided above under “CNI Funds.”

CNAM’s portion of the AHA Limited Maturity Fixed Income Fund is managed primarily by Rodney J. Olea (Senior Vice President and Director of Fixed Income), William C. Miller, Jr. (Senior Vice President and Senior Portfolio Manager), Paul C. Single (Senior Vice President and Senior Portfolio Manager) and Robert Harder (Vice President and Senior Portfolio Manager). Information about the background and experience of Messrs. Olea, Miller and Single is included above under “Corporate Bond Fund,” “Multi-Asset Fund” and “Government Bond Fund,” respectively. Mr. Harder has served in his current position since February 2005. Prior to joining CNAM, he was a Senior Portfolio Manager at Wells Capital Management from 1997 to 2004.

The Patterson Capital Corporation (“Patterson”).  Patterson currently serves as sub-adviser to a portion of the AHA Limited Maturity Fixed Income Fund. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans.

Patterson’s investment management process involves the day-to-day interaction of three key staff members: Joseph B. Patterson, Jean M. Clark and Gregory W. Welch. Mr. Patterson and Ms. Clark are the two lead portfolio managers for Patterson’s portion of the AHA Limited Maturity Fixed Income Fund. Mr. Patterson is Patterson’s President and Chief Investment Strategist and has been with the firm since 1977. Ms. Clark is a Senior Vice President and Portfolio Manager and has been with the firm since 1983. Mr. Welch is a Vice President and Portfolio Manager and has been with the firm since 1996.

Mr. Patterson, together with Ms. Clark, develops all macro strategies relative to duration, sector, quality and yield curve structure. Ms. Clark and Mr. Welch are jointly responsible for the implementation of these strategies including security selection, trading, portfolio risk analysis, and investment compliance management.

Discussions regarding the bases for the Board of Trustees’ approvals of CCMA’s sub-advisory agreements with CNAM and Patterson are available in the AHA Funds’ Annual Report for the fiscal year ended September 30, 2009.

AHA Full Maturity Fixed Income Fund

Baird Advisors (“Baird”). Baird, an institutional fixed income department within Robert W. Baird & Co., Inc., currently serves as sub-adviser to a portion of the AHA Full Maturity Fixed Income Fund. Baird is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202. Baird also provides management services to pension plans, non-profit organizations and individuals.

Daniel A. Tranchita and Gary A. Elfe have primary responsibility for managing Baird’s portion of the AHA Full Maturity Fixed Income Fund. Mr. Tranchita has been a Senior Vice President and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (“Firstar”) from 1989 to 2000. Mr. Elfe has been a Managing Director and Senior Portfolio Manager at Baird since 2000, and previously served as Senior Vice President and Senior Portfolio Manager at Firstar from 1978 to 2000.

As Baird utilizes a team-oriented investment approach, Mary Ellen Stanek (Chief Investment Officer), Charlie Groeschell, Warren Pierson, Jay Schwister, Sharon deGuzman and Jeff Schrom are also involved in portfolio analysis and in security transactions for Baird’s portion of the AHA Full Maturity Fixed Income Fund.

Boyd Watterson Asset Management, LLC (“Boyd Watterson”). Boyd Watterson currently serves as sub-adviser to a portion of the AHA Full Maturity Fixed Income Fund. Boyd Watterson is located at 1801 East 9th Street, Suite 1400, Cleveland, Ohio 44114. It was organized in 1928 and provides equity and fixed income investment management services to individuals and institutions.

Day-to-day management of the portion of the AHA Full Maturity Fixed Income Fund managed by Boyd Watterson is the responsibility of its Fixed Income Group, which establishes Boyd Watterson’s fixed income investment strategy. David M. Dirk (Senior Vice President, Senior Strategist) and James R. Shirak (Executive Vice President, Lead Fixed Income Strategist) have primary responsibility for managing Boyd Watterson’s portion of the Fund, and have been employed by Boyd Watterson since 1996 and 2000, respectively.

A discussion regarding the basis for the Board of Trustees’ approval of CCMA’s sub-advisory agreement with Baird is available in the AHA Funds’ Annual Report for the fiscal year ended September 30, 2009. A discussion regarding the basis for the Board of Trustees’ approval of CCMA’s sub-advisory agreement with Boyd Watterson is available in the AHA Funds’ Semi-Annual Report for the fiscal period ended March 31, 2009.

AHA Balanced Fund

Baird. Baird currently serves as sub-adviser to the fixed income portion of the AHA Balanced Fund. Information about Baird is provided above under “AHA Full Maturity Fixed Income Fund.”

Daniel A. Tranchita and Gary A. Elfe have primary responsibility for managing Baird’s portion of the AHA Balanced Fund. Information about the background and experience of Messrs. Tranchita and Elfe is contained above under “AHA Full Maturity Fixed Income Fund.”

Freeman Investment Management Co., LLC (“Freeman”). Freeman serves as sub-adviser to the portion of the AHA Balanced Fund invested in equity securities. Freeman is located at 12255 El Camino Real, Suite 200, San Diego, California 92130, and is a privately held company. Freeman was formed in early 2009 as a joint venture between Freeman Associates Investment Management, LLC (“FAIM”) and Investment Science Corporation (“ISC”). FAIM was formerly known as the Investment Research Company and was organized in 1985 to provide investment management services to institutions, retirement plans, and non-profit organizations. ISC, formerly known as Invest by Agent and Analytix, was organized in 1999 and offered scientific/quantitative investment products.

All of Freeman’s strategies are managed with a team approach supported by distinctive internal research. The members of the investment team who contribute to the day-to-day management of the AHA Balanced Fund are John D. Freeman (Managing Partner, CEO & CIO), Thomas Anichini (Partner, Director of Portfolio Management) and Maninder Hunjan (Partner, Director of Research). Messrs. Freeman and Anichini are the portfolio managers for the portion of the AHA Balanced Fund managed by Freeman. Mr. Freeman has been with FAIM since 1996 and, as Chairman and CEO, he was responsible for the management of the firm’s Market Beta (core equity), Alternative Beta, and Zero Beta (hedge fund) strategies. Mr. Anichini has been a Senior Vice President and Portfolio Manager with FAIM since 2005. Prior to joining FAIM, he was a portfolio manager with Westpeak Global Advisors where he managed institutional quantitative equity portfolios and contributed to research and client services.

A discussion regarding the basis for the Board of Trustees’ approval of CCMA’s sub-advisory agreements with Freeman is available in the AHA Funds’ Semi-Annual Report for the fiscal period ended March 31, 2009.  A discussion regarding the basis for the Board of Trustees’ approval of CCMA’s sub-advisory agreement with Baird is available in the AHA Funds’ Annual Report for the fiscal year ended September 30, 2009.

AHA Diversified Equity Fund

AMBS Investment Counsel, LLC (“AMBS”). AMBS currently serves as sub-adviser to a portion of the AHA Diversified Equity Fund. AMBS is located at 1241 East Beltline NE, Suite 150, Grand Rapids, Michigan 49525, and has been providing investment advisory services to individual and institutional clients since 1982. AMBS is majority owned by CCM.

Day-to-day management of the portion of the AHA Diversified Equity Fund managed by AMBS is the responsibility of its Investment Committee. Allan J. Meyers, CFA, who has primary responsibility for managing AMBS’ portion of the Fund, is a Senior Vice President and a Principal of the firm, and has been employed by AMBS since 2004. Mr. Meyers previously served as a Fixed Income Manager and as Director of Equity Management in the Investment Management Group of Old Kent/Fifth Third Bank. Wayne A. Titche, CFA, who also has responsibility for managing AMBS’ portion of the Fund, is the Chief Investment Officer and a Principal of the firm, and has been employed by AMBS since 1993. The remaining members of AMBS’ Investment Committee are Barbara J. DeMoor, CFA, who is CEO and a Principal of AMBS and joined the firm in 1988; and John K. Koczara, CFA, who is a Senior Vice President and a Principal of AMBS and joined the firm in 2003. Mr. Koczara was previously with H&R Block Financial Advisors, where he managed a Premium Financial Center.

Freeman. Freeman serves as sub-adviser to a portion of the AHA Diversified Equity Fund. Information about Freeman is included above under “AHA Balanced Fund.”

The members of the investment team who contribute to the day-to-day management of the AHA Diversified Equity Fund are John D. Freeman, Thomas Anichini and Maninder Hunjan. Information about the background and experience of Messrs. Freeman, Anichini and Hunjan are included above under “AHA Balanced Fund.”

SKBA.  SKBA currently serves as sub-adviser to a portion of the AHA Diversified Equity Fund. Information about SKBA is included above under “Opportunistic Value Fund.”

The strategy team for SKBA’s portion of the AHA Diversified Equity Fund includes Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann. Information about these individuals is included above under “Opportunistic Value Fund.”

Turner Investment Partners, Inc. (“Turner”). Turner serves as sub-adviser to a portion of the AHA Diversified Equity Fund. Turner is located at 1205 Westlakes Dr., Suite 100, Berwyn, Pennsylvania 19312, and is employee-owned. Turner has been providing investment advisory services to clients such as pension funds, foundations, public companies, other asset managers, financial advisors, and individuals since 1990.

Day-to-day management of the portion of the AHA Diversified Equity Fund managed by Turner is the responsibility of its Core Growth Equity Investment Team, which is led by Robert E. Turner with co-managers Mark D. Turner, Robb J. Parlanti and Halie W. O’Shea. Robert E. Turner is Chairman and Chief Investment Officer of Turner and co-founded Turner in 1990. He was previously Senior Investment Manager with Meridian Investment Company, and has 29 years of investment experience. Mark D. Turner is President and Senior Portfolio Manager/Security Analyst of Turner, and co-founded Turner in 1990. He was previously Vice President and Senior Portfolio Manager with First Maryland Asset Management, and has 28 years of investment experience. Mr. Parlanti, Senior Portfolio Manager/Security Analyst, joined Turner in 1993. He was previously Assistant Vice President and Portfolio Manager at PNC Bank, and has 23 years of investment experience. Ms. O’Shea, Portfolio Manager/Security Analyst, joined Turner in 2003. She was previously an Equity Research Associate with Janney Montgomery Scott, and has 17 years of investment experience.

Discussions regarding the bases for the Board of Trustees’ approvals of CCMA’s sub-advisory agreements with AMBS, SKBA and Turner are available in the AHA Funds’ Annual Report for the fiscal period ended September 30, 2009. A discussion regarding the basis for the Board of Trustees’ approval of CCMA’s sub-advisory agreement with Freeman is available in the AHA Funds’ Semi-Annual Report for the fiscal period ended March 31, 2009.

AHA Socially Responsible Equity Fund

SKBA. SKBA currently serves as sub-adviser to the AHA Socially Responsible Equity Fund. Information about SKBA is included above under “Opportunistic Value Fund.”

The strategy team for the AHA Socially Responsible Equity Fund includes Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann. Information about these individuals is included above under “Opportunistic Value Fund.”

A discussion regarding the basis for the Board of Trustees’ approval of CCMA’s sub-advisory agreement with SKBA is available in the AHA Funds’ Annual Report for the fiscal year ended September 30, 2009.

All Funds

Under current law, the appointment of a new sub-adviser generally would require the approval of a Fund’s shareholders. However, the Trust has received an exemptive order from the SEC. Although CNAM does not currently intend to retain any sub-advisers for the Money Funds, this order would permit CNAM, subject to certain conditions required by the SEC, to retain, terminate or replace a sub-adviser to any of the Money Funds with the approval of the Board of Trustees, but without obtaining shareholder approval. Shareholders of a Money Fund will be notified of any change in any such sub-advisers and be provided with information regarding any new sub-adviser. This order also permits CNAM and CCMA, subject to certain conditions required by the SEC, to add a sub-adviser or replace any unaffiliated sub-adviser to their respectively managed Funds with a new unaffiliated, third-party sub-adviser with the approval of the Board of Trustees, but without obtaining shareholder approval. Shareholders of an Equity Fund, the Multi-Asset Fund, a Bond Fund and an AHA Fund, however, would be notified of any change in any of the sub-advisers and be provided with information regarding the new sub-adviser. This is exemption would not apply to any sub-adviser affiliated with CNAM, such as AMBS, RCB, and SKBA.

An order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. CNAM and CCMA have the ultimate responsibility to monitor any sub-advisers and recommend their hiring, termination and replacement. CNAM and CCMA may also terminate any sub-adviser and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees, but without obtaining shareholder approval.

Administrator

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distributor

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

Distribution of Fund Shares

The Funds have adopted plans for their Class N, Class R and Class S shares, where applicable, under Rule 12b-1 of the Investment Company Act of 1940, as amended. The plans allow the Money Funds to pay to the Distributor distribution fees of 0.50% of average daily net assets for the sale and distribution of their Class N and Class S shares, and the Equity Funds, the Multi-Asset Fund, the Bond Funds and the AHA Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares (0.30% for Class N shares of the High Yield Bond Fund) and for Class R shares of RCB Small Cap Value Fund. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Institutional Class shares of the Funds, as well as Class E shares of the Opportunistic Value Fund, are not subject to distribution fees under these plans.

Shareholder Servicing Fees

The Funds are subject to shareholder service agreements that allow each Fund to pay fees to CNB and its affiliates for non-distribution services provided to Institutional Class, Class N, Class S (Money Funds only) and Class R (RCB Small Cap Value Fund only) shareholders. Because these fees are paid out of the Funds’ assets (continuously for Institutional Class shares), over time these fees will increase the cost of your investment. Shareholder servicing fees under the agreements, as a percentage of average daily net assets, are 0.25% for Institutional Class, Class N, Class S and Class R shares of the Funds. Class E shares of the Opportunistic Value Fund and Institutional Class shares of the AHA Funds are not subject to shareholder servicing fees.

how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

General Information

Shares of the CNI Funds are offered only through approved broker-dealers or other financial institutions (each an “Authorized Institution”). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the CNI Funds’ Summary Prospectuses. You will also generally have to address your correspondence or questions regarding the CNI Funds to your Authorized Institution.

Class R shares of the RCB Small Cap Value Fund are offered through the Fund as well as through Authorized Institutions.

Shares of the AHA Funds are offered through the AHA Funds and through financial institutions and financial professionals.

Pricing of Fund Shares

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV once each day at the following times:

•	Prime Money Fund and Government Money Fund – Usually at 4:30 p.m. Eastern time.

•
Equity Funds, Multi-Asset Fund, Bond Funds and AHA Funds – As of the close of trading on the New York Stock Exchange (the “NYSE”). The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

•	California Money Fund – Usually at 2:00 p.m. Eastern time.

Shares may be purchased or sold on any day that the NYSE is open for business. The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares of a CNI Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early, each Money Fund and Bond Fund reserves the right to close at or prior to the closing time recommended by SIFMA. If a Money Fund or Bond Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Money Fund’s or Bond Fund’s closing time and credit will be given on the next business day.

In the case of the CNI Funds, if your Authorized Institution receives your purchase, redemption or exchange order from you on a business day, redemption or exchange order from you before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, before 2:00 p.m. Eastern time for the California Money Fund, and before the close of trading on the NYSE for the Equity Funds, the Multi-Asset Fund and the Bonds Funds, we will price your order at that day’s NAV. If your Authorized Institution receives your order on a business day from you after these times, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the appropriate CNI Fund before the trading deadline.

In the case of the AHA Funds, as long as an AHA Fund or its agent receives your purchase, redemption or exchange request in good order before the close of regular session trading on the NYSE, your shares will be considered to be received that day and your shares will be purchased at that day’s NAV.  Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day’s NAV. “In good order” means that the AHA Funds have received and processed your account application and have received all required information and documentation, including the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares” for the AHA Funds.  You will begin earning dividends on the next business day after your purchase order is executed.

Calculation of NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund.  Shares of each Money Fund are priced at NAV, which is expected to remain constant at $1.00.  We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of each Equity Fund, Bond Fund, AHA Fund and the Multi-Asset Fund’s investments on their market values, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. In the case of the Money Funds, securities are valued at amortized cost, which is expected to approximate market value.

A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable, fair value prices may be determined by the Funds’ Fair Value Committee. The Fair Value Committee in good faith uses methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before a Fund calculates its NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider the investment manager’s (or the relevant sub-adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Any Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value.  The Board of Trustees reviews all fair value determinations.

Some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

More details about how we calculate the NAV for each Fund may be found in the SAI for the CNI Funds and the SAI for the AHA Funds.

How to Buy Shares

CNI Funds – To purchase shares of a CNI Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the CNI Funds. A CNI Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the CNI Fund or its shareholders.

The following discussion pertains to purchases of Class R shares of the RCB Small Cap Value Fund only:

By Telephone – To open an account by telephone, call 1-888-889-0799 to obtain instructions and a fax number to which you should send your completed account application. We will establish your account and contact you with your new account number. After you have obtained an account number, you may instruct your bank to wire the amount of your investment to (your bank may charge a fee to wire money):

Citibank, NA
New York, New York
ABA # 021000089
for credit to: Citigroup Fund Services, LLC
Account # 30576692
Re: RCB Small Cap Value Fund
[Your name]
[Your account number]

By Mail – To open an account by mail, please send to us your completed account application, together with a check made payable to:

CNI Charter Funds
P.O. Box 182218
Columbus, OH 43218-221

Or, for overnight mailings:

CNI Charter Funds
3435 Stelzer Road
Columbus, OH 43219

All investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be made payable in U.S. dollars and must be drawn on U.S. financial institutions. Checks must be made payable to CNI Charter Funds. The RCB Small Cap Value Fund does not accept purchases made by third party check, credit card check, cash or cash equivalents, including money orders, cashier’s checks, bank drafts and traveler’s checks.

Through Your Authorized Institution – You may also purchase Class R shares of the RCB Small Cap Value Fund through an Authorized Institution. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the RCB Small Cap Value Fund. Consult a representative of your Authorized Institution for further information.

You may also purchase Class R shares of the RCB Small Cap Value Fund by wire. Contact your Authorized Institution to make a Federal Funds wire payment. Your Authorized Institution may charge a fee for this service. Consult a representative of your Authorized Institution for further information.

Through ACH – You may also purchase additional Class R shares through ACH, which is an electronic transfer of money from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. Call 1-888-889-0799 to request an ACH transaction.

AHA Funds – There are three ways to purchase shares of the AHA Funds:

By Mail – To open a new account, complete and sign an application. Applications are available at www.ahafunds.org or can be requested by calling 1-800-445-1341. Make your check payable to the AHA Fund in which you choose to invest. The check must be drawn on a U.S. bank and payable in U.S. dollars. You will be required to include your full name, permanent street address, date of birth and taxpayer identification number. Send your completed application and check to:

Regular Mail:

AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218

Overnight Delivery:

AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219

To add to an existing account, make your check payable to the AHA Fund in which you choose to invest. The check must be drawn on a U.S. bank. Please include your account number on the check and send your check to:

Regular Mail:

AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218

Overnight Delivery:

AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219

By Bank Wire – If you are making an initial investment in an AHA Fund, before you wire funds, please call us at 1-800-445-1341 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

Citibank, N.A.
New York, NY
ABA #021000089
For Credit To:
Citigroup Global Transaction Services LLC Account Number: 30576692
Further Credit: Mutual Fund Name
Shareholder name and account number

If you wish to add to an existing account by fed wire, please call us at 1-800-445-1341, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire. You may also make additional purchases via Electronic Funds Transfer from your checking/savings account if you elected the option on your account application. In order to participate in this option, your bank must be a member of the ACH network. Amounts sent by wire or electronic funds must be received by 4:00 p.m., Eastern time, in order to buy shares that day.

The AHA Funds do not impose charges for wire services, but your bank may impose such charges. The AHA Funds and Citigroup are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

Through a Financial Institution or Financial Professional. You may also purchase shares of the AHA Funds through your financial institution or financial professional.  Your financial institution or financial professional may establish higher minimum investment requirements than the AHA Funds and may charge a fees for its services, in addition to the fees charged by the AHA Funds. Consult your financial institution or financial professional for further information.

The AHA Funds reserve the right to reject any purchase request, including a purchase request that may disrupt an AHA Fund’s operation or performance as described below under “Customer Identification and Verification” and “Anti-Money Laundering Program.” The AHA Funds will not be responsible for any loss of potential investment gains resulting from your inability to invest in an AHA Fund because of the AHA Fund’s rejection of a purchase request based on the AHA Fund’s obligation to deter money laundering under Federal law or the AHA Fund’s determination that the purchase request will disrupt the AHA Fund’s operation. When the AHA Funds reject a purchase request, the funds received from the shareholder or account applicant will not be invested in the AHA Funds. Instead, a check from the AHA Funds for the full amount of the check received by the AHA Funds will be returned to the shareholder or account applicant as soon as possible after receipt by the AHA Funds’ transfer agent of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the AHA Funds’ compliance with Federal law relating to money laundering.

The AHA Funds do not accept payment in cash or money orders. The AHA Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the AHA Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The AHA Fund’s transfer agent may charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the AHA Funds, for any payment that is returned. It is the policy of the AHA Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The AHA Funds reserve the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The AHA Funds may return investments received without a certified taxpayer identification number.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. While non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence, the RCB Small Cap Value Fund will not accept investments by non-U.S. persons for Class R shares under any circumstances.

How to Sell Shares

CNI Funds – You may sell your shares only through your Authorized Institution. To sell shares of a CNI Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the CNI Funds.

Normally, the CNI Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

The CNI Funds generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a CNI Fund and its shareholders, the Fund reserves the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). If your shares were ever redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would be subject to market exposure on securities received from a CNI Fund until you sold them.

The CNI Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a CNI Fund.

The following discussion pertains to redemptions of Class R shares of the RCB Small Cap Value Fund only:

By Mail – To redeem shares by mail, prepare a written request including:

•	Your name(s) and signature(s);

•	The name of the Fund (the RCB Small Cap Value Fund) and your account number;

•	The dollar amount or number of shares you want to redeem;

•	How and where to send your proceeds;

•	A signature guarantee, if required (see “Signature Guarantee Requirements” below); and

•	Any other required documentation, such as corporate resolutions or trust documents.

Mail your request and documentation to us (see the discussion of Class R shares under “How to Buy Shares” above).

By Wire – You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $5,000 or more.

To request a wire redemption, mail us your request (see the discussion of Class R shares under “How to Buy Shares” above) or call us with your request (see “By Telephone” below). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

By Telephone – You may only request payment of your redemption proceeds by telephone if you have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

To redeem shares by telephone, call us with your request at 1-888-889-0799. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges – see “By Wire” above).

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. The RCB Small Cap Value Fund will not be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity.

Redemptions Through Authorized Institutions – If you hold shares through an Authorized Institution, you must redeem your shares through that Authorized Institution. Contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your Class R share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the RCB Small Cap Value Fund.

Systematic Withdrawal Plan – If you own shares of the RCB Small Cap Value Fund with an aggregate value of at least $10,000, you may make regular withdrawals from your account once a month or once a quarter on a specified date. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account. Systematic withdrawals must be for at least $100.

To set up periodic withdrawals, complete the “Systematic Withdrawal Plan” section on your account application and mail it to us with a voided check, if applicable, for the account into which you would like the withdrawal proceeds deposited. These payments are sent from your account to a designated bank account by ACH payment. To redeem your shares using ACH payments, call us at 1-888-889-0799.

AHA Funds – You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The AHA Funds ordinarily pay redemption proceeds on the business day following the sale for your shares. However, the AHA Funds reserve the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account.  There are three ways to redeem your shares:

By Mail – Complete a written redemption request that includes the AHA Fund’s name, your account number, each account owner’s name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account. Send the written request to:

Regular Mail:

AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218

Overnight Delivery:

AHA Investment Funds
3435 Stelzer Road
Columbus, OH 43219

By Telephone – You must make arrangements to redeem by telephone prior to the redemption. Please call us at 1-800-445-1341 for more information or to redeem during regular business hours. Please be sure to furnish your taxpayer identification number.

Through a Financial Institution or Financial Professional – Contact your financial institution or financial professional for more information. Redemption requests must be received by your financial institution or financial professional before 4:00 p.m., Eastern time. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

As long as the AHA Funds or their agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time), your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all of the required information listed above and the AHA Funds have a completed application on file. If the AHA Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations. Shares generally continue earning dividends until the next business day after your trade date.

The AHA Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. A signature guarantee is also required in the event that you add wiring instructions to your account after it was initially established.

Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.

Generally, payment of redemption proceeds will be made to you or sent to your pre-authorized bank account on the day following your redemption. However, the AHA Funds reserve the right to send payment within seven days of your request. Additionally, if you have recently purchased shares by check, an AHA Fund may withhold redemption proceeds until your purchase check has cleared, which may take up to 15 days from the date of purchase.

The AHA Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of an AHA Fund.

The AHA Funds reserve the right to pay redemptions “in kind” – payment of liquid portfolio securities rather than cash – if the amount you are redeeming is large enough to effect an AHA Fund’s operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

How to Exchange Shares

You may exchange shares of a Fund for the same class of shares of any other Fund in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the relevant Funds next calculated after we receive your exchange request.

If you wish to exchange shares of a CNI Fund, you should contact your Authorized Institution. Currently, Class E shares of the Opportunistic Value Fund and Class R shares of the RCB Small Cap Value Fund are not exchangeable for any other class of shares of those or any other Funds.

If you wish to exchange between AHA Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between AHA Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number. There are three ways to exchange your shares:

By Mail – Send a written request using the procedures for written redemption requests below. No signature guarantee is required. For further information, please call us at 1-800-445-1341.

By Telephone – You must request telephone exchange privileges on your initial account application. To authorize telephone exchanges after establishing your AHA Fund account, send a signed written request to:

AHA Investment Funds
P.O. Box 182218
Columbus, OH 43218-2218

To request an exchange, please call us at 1-800-445-1341. Shares exchanged by telephone must have a value of $1,000 or more. Exchange instructions must be received before 4:00 p.m., Eastern time.

Through a Financial Institution or Financial Professional – Exchange instructions must be received before 4:00 p.m., Eastern time. Contact your financial institution or financial professional for more information. Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

Lost Accounts

AHA Funds and RCB Small Cap Value Fund (Class R only) –  A Fund will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Fund determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or returned checks will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.  Unclaimed accounts may be subject to state escheatment laws, and no Fund (or its transfer agent) will be liable to the shareholders or their representatives for compliance with those laws in good faith.

Additional Information about Telephone Transactions

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds or their services providers, as applicable, will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

Additional Information About Class R of RCB Small Cap Value Fund

Automatic Investment Plan – If you have a checking or savings account with a bank, thrift or savings and loan, you may establish an Automatic Investment Plan for Class R shares of the RCB Small Cap Value Fund. You may then begin regularly scheduled investments of at least $100 per month through automatic deductions from your checking or savings account. To participate in the Automatic Investment Plan, complete the appropriate section on your account application form.

Sales Charges – Class R shares of the RCB Small Cap Value Fund are sold subject to a front-end sales charge. The offering price of Class R shares is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Net Investment
Less than $50,000	3.50%	3.63%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $200,000	2.50%	2.56%
$200,000 but less than $300,000	2.00%	2.04%
$300,000 but less than $500,000	1.00%	1.01%
$500,000 or more	None	None

Reduced Sales Charges

Rights of Accumulation – In calculating the appropriate sales charge rate, you may add the value of the Class R shares you already own to the amount that you are currently purchasing. The RCB Small Cap Value Fund will combine the value of your current purchases with the current value of any Class R shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class R shares purchased previously that were sold subject to a sales charge. As a result, Class R shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children’s ages). The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent – You may purchase Class R shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class R shares of the RCB Small Cap Value Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class R shares sold subject to a sales charge. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege – When calculating the appropriate sales charge rate, the RCB Small Cap Value Fund will combine same day purchases of Class R shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class R shares you purchase with a Letter of Intent.

Waivers of Sales Charges

Affiliates – The front end sales charge will be waived on Class R shares bought by: (i) officers, trustees, directors and full time employees of CNI Charter Funds, RCB, CNAM, the Distributor to the Fund, affiliates of such companies, and by their family members; (ii) institutions, their employees and individuals who are direct investment advisory clients of RCB or CNAM and their family members; (iii) registered representatives and employees of firms which have sales agreements with the Distributor to the Fund; (iv) investment advisors, financial planners or other intermediaries who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services; (v) clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; (vi) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts”; (vii) foundations, endowments and other organizations exempt from taxation under Section 501(c)(3) of the Internal Revenue Code; (viii) paid subscribers to electronic or other financial media services which have an association with RCB or CNAM, their principals and officers; (ix) investors who purchase shares with redemption proceeds of another mutual fund within 60 days of such redemption, provided that the investors paid a sales charge on the original shares redeemed; and (x) such other persons who are determined to have acquired shares under circumstances not involving any sales expense to the RCB Small Cap Value Fund or the Distributor.

If an investor qualifies for a waiver of front end sales charge, the investor should complete the appropriate portion of the application identifying the reasons why the investor falls under any of the preceding provisions. When making a purchase at NAV pursuant to provision (viii), investors who qualify for such purchases should clearly identify the services to which they subscribe and their subscriber number in the “Reduced Sales Charges” section of the RCB Small Cap Value Fund’s Account Application. In addition, when making a purchase at NAV pursuant to provision (ix), the investor should forward to us either (a) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (b) a copy of the confirmation from the other fund showing the redemption transaction. Existing Class R shareholders of the Fund who qualify for this privilege should call the Fund at 1-888-889-0799 for instructions on how to make subsequent purchases of Class R shares at net asset value.

Investors who qualify to buy Class R shares at net asset value may be charged a fee by their Authorized Institution if they effect transactions in the Fund’s shares through an Authorized Institution.

Reinvestment – If you redeem your Class R shares, you may reinvest into Class R shares all or any part of the proceeds of your redemption within 90 days from the date of your redemption without being subject to a sales charge. To take advantage of this option, you must inform us of your intent within 90 days of the date of your redemption.

General Information About Sales Charges

Your Authorized Institution is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your Authorized Institution may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions, including brokerage firms affiliated with RCB or CNAM, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities laws. The RCB Small Cap Value Fund makes available without charge this Prospectus, including the information regarding sales charges and reductions and waivers of such charges, on its website, at www.cnicharterfunds.com, under the “View Prospectus” link.

Signature Guarantee Requirements

To protect you and the RCB Small Cap Value Fund against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

•	Redemption requests for $50,000 or more;

•	Changes to a shareholder’s record name;

•	Redemption from an account for which the address or account registration has changed within the last 30 days;

•	Sending proceeds to any person, address, brokerage firm or bank account not on record;

•	Sending proceeds to an account with a different registration (name or ownership) from yours; and

•	Changes to telephone or wire redemption privileges and adding or changing bank instructions.

Frequent Purchases and Redemptions of Fund Shares

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares, other than the Money Funds, and reserve the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s Authorized Institution.

Money market funds are generally not effective vehicles for market timing activity since these types of funds seek to maintain a constant NAV of $1.00. In addition, the risks of frequent trading are not generally applicable to money market funds because they are cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as bank sweep vehicles (as the Money Funds are used), which generally eliminates the potential for disruptive trading. However, a money market fund may be used in conjunction with an exchange with a non-money market fund in order to facilitate market timing activity in the non-money market fund. With respect to exchanges between a Money Fund and any other non-money market Fund, frequent trading will be monitored in conjunction with the Funds’ frequent trading procedures as described below. The Money Funds reserve the right to reject or cancel (generally within one business day) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s Authorized Institution. A Money Fund may exercise such right in the event the Money Fund determines that a purchase or exchange order is disruptive to the portfolio management of the Money Fund or any other Fund.

The transfer agents for the Funds have procedures in place designed to detect and prevent market timing activity. CNAM and CCMA also participate in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. CNAM, CCMA and the transfer agents currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Funds’ distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Compliance with Applicable Customer Identification, Verification, and Anti-Money Laundering Requirements

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, a Fund, or an Authorized Institution on behalf of a Fund, may be required to collect documents to pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity.  Attempts to collect missing information required on the application will be performed by contacting you or, if applicable, your broker or Authorized Institution. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form.  However, a Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of a Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

dividends and taxes

Dividends

Money Funds. The Money Funds will declare dividends each day the NAV is calculated, pay dividends monthly, and pay net capital gains, if any, at least once a year. Following their fiscal year end (September 30), the Money Funds may make additional distributions to avoid the imposition of taxes. Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund. Your dividends begin to accrue on the following day for shares purchased after these cut-off times. The Money Funds will not credit you with dividends for shares on the day you sell them.

Equity Funds and Multi-Asset Fund. The Large Cap Growth Fund, the Large Cap Value Fund, the Multi-Asset Fund and the Opportunistic Value Fund will declare and distribute investment income, if any, quarterly as a dividend to shareholders. The RCB Small Cap Value Fund will declare and distribute investment income, if any, annually as a dividend to shareholders. The Equity Funds and the Multi-Asset Fund make distributions of capital gains, if any, at least annually. If you own Equity Fund or Multi-Asset Fund shares on the Equity Fund’s or the Multi-Asset Fund’s record date, you will be entitled to receive the distribution.

Bond Funds. The Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund and the High Yield Bond Fund will declare investment income daily and distribute it monthly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Bond Fund’s record date, you will be entitled to receive the distribution.

AHA Funds. The AHA Limited Maturity Fixed Income Fund and the AHA Full Maturity Fixed Income Fund will declare and distribute investment income, if any, monthly as a dividend to shareholders. The AHA Balanced Fund, the AHA Diversified Equity Fund and the AHA Socially Responsible Equity Fund will declare and distribute investment income, if any, quarterly as a dividend to shareholders. The AHA Funds make distributions of capital gains, if any, at least annually. If you own AHA Fund shares on an AHA Fund’s record date, you will be entitled to receive the distribution.

Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Each Fund will automatically reinvest your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution or the Fund, as applicable, in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your written notice is received. To cancel your election, please send your written notice to your Authorized Institution or the Fund, as applicable. Proceeds from dividends or distributions will normally be wired on the business day after dividends or distributions are credited to your account.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions received from a Fund. If you sell Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event. If, however, you sell or exchange shares of a Money Fund, you generally will not have any gain or loss on the sale or exchange so long as the Money Fund in which you invest maintains an NAV of $1.00. The following table summarizes the tax status to you of certain transactions related to the Funds:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates
Exempt-interest dividends	Exempt from regular federal income tax

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates for taxable years beginning before January 1, 2011. “Qualified dividend income” generally is income derived by a Fund from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends received from foreign corporations may be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market. A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Most distributions from the California Money Fund and the California Tax Exempt Bond Fund are expected to be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. Some exempt-interest dividends may be subject to the federal alternative minimum tax. The Funds other than the California Money Fund and the California Tax Exempt Bond Fund do not expect to be eligible to distribute any exempt-interest dividends.

You may want to avoid buying shares of a Fund when the Fund is about to declare a dividend or distribution that is not declared on a daily basis, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

A Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Funds will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that a Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Most distributions from the California Money Fund and the California Tax Exempt Bond Fund are expected to be exempt-interest dividends, which are not subject to such withholding. Ordinary dividends that are designated by a Fund as "interest-related dividends" or "short-term capital gain dividends" are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2010.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your redemption proceeds (except for proceeds from redemptions of Money Fund shares), dividends (including exempt-interest dividends), and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

More information about taxes is contained in the SAI for the CNI Funds and the SAI for the AHA Funds.

financial highlights

CNI Funds

The following financial highlights tables are intended to help you understand the CNI Funds’ financial performance. Information for the years or periods indicated below has been audited by [-----], independent registered public accounting firm, whose report, along with the CNI Funds’ financial statements, are included in the Funds’ 2009 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a single CNI Fund share outstanding throughout the period or, if shorter, the period for a CNI Fund’s operations. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the CNI Fund (assuming reinvestment of all dividends and distributions).

	Prime Money Fund – Institutional Class

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.030	0.047	0.041	0.021
Total from Operations			0.030	0.047	0.041	0.021
Dividends from Net Investment Income			(0.030)	(0.047)	(0.041)	(0.021)
Total Dividends			(0.030)	(0.047)	(0.041)	(0.021)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	3.01%	4.85%	4.17%	2.10%
Net Assets End of Period (000s)	$		$532,931	$438,639	$388,171	$332,393
Ratio of Expenses to Average Net Assets(1)		%	0.58%	0.59%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets		%	2.90%	4.74%	4.12%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	0.58%	0.60%	0.60%	0.61%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	Prime Money Fund – Class N

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.027	0.045	0.039	0.019
Total from Operations			0.027	0.045	0.039	0.019
Dividends from Net Investment Income			(0.027)	(0.045)	(0.039)	(0.019)
Total Dividends			(0.027)	(0.045)	(0.039)	(0.019)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	2.78%	4.62%	3.94%	1.87%
Net Assets End of Period (000s)	$		$1,123,900	$870,537	$640,366	$312,452
Ratio of Expenses to Average Net Assets(1)		%	0.80%	0.81%	0.81%	0.82%
Ratio of Net Investment Income to Average Net Assets		%	2.65%	4.52%	3.95%	1.94%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	1.08%	1.10%	1.10%	1.11%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	Prime Money Fund – Class S

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.025	0.043	0.037	0.017
Total from Operations			0.025	0.043	0.037	0.017
Dividends from Net Investment Income			(0.025)	(0.043)	(0.037)	(0.017)
Total Dividends			(0.025)	(0.043)	(0.037)	(0.017)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	2.57%	4.41%	3.73%	1.67%
Net Assets End of Period (000s)	$		$633,815	$620,195	$324,353	$203,502
Ratio of Expenses to Average Net Assets(1)		%	1.00%	1.01%	1.01%	1.02%
Ratio of Net Investment Income to Average Net Assets		%	2.54%	4.32%	3.74%	1.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	1.08%	1.10%	1.10%	1.11%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	Government Money Fund – Institutional Class

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.027	0.047	0.040	0.020
Total from Operations			0.027	0.047	0.040	0.020
Dividends from Net Investment Income			(0.027)	(0.047)	(0.040)	(0.020)
Total Dividends			(0.027)	(0.047)	(0.040)	(0.020)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	2.72%	4.77%	4.08%	2.05%
Net Assets End of Period (000s)	$		$100,674	$47,858	$52,782	$32,039
Ratio of Expenses to Average Net Assets(1)		%	0.59%	0.60%	0.60%	0.61%
Ratio of Net Investment Income to Average Net Assets		%	2.62%	4.67%	4.11%	1.97%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	0.59%	0.61%	0.61%	0.62%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	Government Money Fund – Class N

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.025	0.044	0.038	0.018
Total from Operations			0.025	0.044	0.038	0.018
Dividends from Net Investment Income			(0.025)	(0.044)	(0.038)	(0.018)
Total Dividends			(0.025)	(0.044)	(0.038)	(0.018)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	2.49%	4.54%	3.86%	1.82%
Net Assets End of Period (000s)	$		$3,006,935	$2,291,138	$1,940,602	$1,895,412
Ratio of Expenses to Average Net Assets(1)		%	0.81%	0.82%	0.82%	0.83%
Ratio of Net Investment Income to Average Net Assets		%	2.40%	4.45%	3.78%	1.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	1.09%	1.11%	1.11%	1.12%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	Government Money Fund – Class S

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.023	0.042	0.036	0.016
Total from Operations			0.023	0.042	0.036	0.016
Dividends from Net Investment Income			(0.023)	(0.042)	(0.036)	(0.016)
Total Dividends			(0.023)	(0.042)	(0.036)	(0.016)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	2.29%	4.33%	3.65%	1.62%
Net Assets End of Period (000s)	$		$408,747	$321,061	$232,083	$227,905
Ratio of Expenses to Average Net Assets(1)		%	1.02%	1.02%	1.02%	1.03%
Ratio of Net Investment Income to Average Net Assets		%	2.23%	4.24%	3.60%	1.61%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	1.09%	1.11%	1.11%	1.12%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	California Money Fund – Institutional Class

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.018	0.030	0.026	0.015
Total from Operations			0.018	0.030	0.026	0.015
Dividends from Net Investment Income			(0.018)	(0.030)	(0.026)	(0.015	)(1)
Total Dividends			(0.018)	(0.030)	(0.026)	(0.015	)(1)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	1.80%	3.01%	2.62%	1.51%
Net Assets End of Period (000s)	$		$157,427	$89,237	$85,014	$73,211
Ratio of Expenses to Average Net Assets(2)		%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets		%	1.69%	2.97%	2.60%	1.46%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	0.61%	0.62%	0.62%	0.63%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Includes a realized capital gain distribution of less than $0.001.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	California Money Fund – Class N

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.016	0.027	0.024	0.013
Total from Operations			0.016	0.027	0.024	0.013
Dividends from Net Investment Income			(0.016)	(0.027)	(0.024)	(0.013	)(1)
Total Dividends			(0.016)	(0.027)	(0.024)	(0.013	)(1)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	1.57%	2.78%	2.39%	1.28%
Net Assets End of Period (000s)	$		$880,794	$695,318	$631,478	$569,671
Ratio of Expenses to Average Net Assets(2)		%	0.78%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets		%	1.47%	2.73%	2.36%	1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	1.11%	1.12%	1.12%	1.13%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Includes a realized capital gain distribution of less than $0.001.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	California Money Fund – Class S

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008	Year ended Sept. 30, 2007	Year ended Sept. 30, 2006	Year ended Sept. 30, 2005
Net Asset Value Beginning of Period	$		$1.00	$1.00	$1.00	$1.00
Net Investment Income			0.014	0.025	0.022	0.011
Total from Operations			0.014	0.025	0.022	0.011
Dividends from Net Investment Income			(0.014)	(0.025)	(0.022)	(0.011	)(1)
Total Dividends			(0.014)	(0.025)	(0.022)	(0.011	)(1)
Net Asset Value End of Period	$		$1.00	$1.00	$1.00	$1.00
Total Return*		%	1.37%	2.57%	2.18%	1.08%
Net Assets End of Period (000s)	$		$141,757	$178,918	$107,131	$88,182
Ratio of Expenses to Average Net Assets(2)		%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets		%	1.40%	2.55%	2.17%	1.09%
Ratio of Expenses to Average Net Assets (Excluding Waivers)		%	1.11%	1.12%	1.12%	1.13%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Includes a realized capital gain distribution of less than $0.001.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

	Large Cap Growth Fund – Institutional Class

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$8.86	$7.75	$7.43	$6.76
Net Investment Income (loss)			0.03	0.05	0.02	0.04
Net Realized and Unrealized Gains (Losses) on Securities			(1.48)	1.10	0.32	0.67
Total from Operations			(1.45)	1.15	0.34	0.71
Dividends from Net Investment Income			(0.03)	(0.04)	(0.02)	(0.04)
Total Dividends			(0.03)	(0.04)	(0.02)	(0.04)
Net Asset Value End of Period	$		$7.38	$8.86	$7.75	$7.43
Total Return*		%	(16.40)%	14.91%	4.59%	10.55%
Net Assets End of Period (000s)	$		$31,074	$45,784	$35,842	$34,164
Ratio of Expenses to Average Net Assets(2)		%	0.98%	0.99%	0.99%	0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	0.35%	0.52%	0.27%	0.57%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.99%	1.00%	1.00%	1.00%
Portfolio Turnover Rate(3)		%	26%	30%	34%	27%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Large Cap Growth Fund – Class N

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)		Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$8.77	$7.68	$7.35		$6.69
Net Investment Income (loss)			0.01	0.01	—		0.02
Net Realized and Unrealized Gains (Losses) on Securities			(1.46)	1.10	0.33		0.67
Total from Operations			(1.45)	1.11	0.33		0.69
Dividends from Net Investment Income			(0.01)	(0.02)	(0.00	)(2)	(0.03)
Total Dividends			(0.01)	(0.02)	(0.00	)(2)	(0.03)
Net Asset Value End of Period	$		$7.31	$8.77	$7.68		$7.35
Total Return*		%	(16.55)%	14.51%	4.55%		10.28%
Net Assets End of Period (000s)	$		$11,341	$15,063	$10,363		$8,278
Ratio of Expenses to Average Net Assets(3)		%	1.23%	1.24%	1.24%		1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	0.11%	0.28%	0.03%		0.33%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.24%	1.25%	1.25%		1.25%
Portfolio Turnover Rate(4)		%	26%	30%	34%		27%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Large Cap Value Fund – Institutional Class

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$11.21	$10.36	$9.54	$8.77
Net Investment Income (loss)			0.16	0.19	0.13	0.10
Net Realized and Unrealized Gains (Losses) on Securities			(2.48)	1.38	1.21	1.13
Total from Operations			(2.32)	1.57	1.34	1.23
Dividends from Net Investment Income			(0.15)	(0.19)	(0.13)	(0.10)
Distributions from Realized Capital Gains			(0.49)	(0.53)	(0.39)	(0.36
Total Dividends & Distributions			(0.64)	(0.72)	(0.52)	(0.46)
Net Asset Value End of Period	$		$8.25	$11.21	$10.36	$9.54
Total Return*		%	(21.57)%	15.60%	14.50%	14.39%
Net Assets End of Period (000s)	$		$88,361	$110,024	$92,946	$42,974
Ratio of Expenses to Average Net Assets(2)		%	0.95%	0.96%	0.96%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	1.64%	1.73%	1.36%	1.12%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.96%	0.97%	0.97%	0.97%
Portfolio Turnover Rate(3)		%	36%	24%	31%	34%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Large Cap Value Fund – Class N

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$11.19	$10.35	$9.53	$8.76
Net Investment Income (loss)			0.13	0.16	0.11	0.09
Net Realized and Unrealized Gains (Losses) on Securities			(2.46)	1.37	1.20	1.12
Total from Operations			(2.33)	1.53	1.31	1.21
Dividends from Net Investment Income			(0.13)	(0.16)	(0.10)	(0.08)
Distributions from Realized Capital Gains			(0.49)	(0.53)	(0.39)	(0.36
Total Dividends & Distributions			(0.62)	(0.69)	(0.49)	(0.44)
Net Asset Value End of Period	$		$8.24	$11.19	$10.35	$9.53
Total Return*		%	(21.72)%	15.24%	14.24%	14.14%
Net Assets End of Period (000s)	$		$11,712	$17,190	$13,104	$10,664
Ratio of Expenses to Average Net Assets(2)		%	1.20%	1.21%	1.21%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	1.38%	1.47%	1.13%	0.87%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.21%	1.22%	1.22%	1.22%
Portfolio Turnover Rate(3)		%	36%	24%	31%	34%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Multi-Asset Fund – Institutional Class

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008(1) †
Net Asset Value Beginning of Period	$		$11.00
Net Investment Income (loss)			0.25
Net Realized and Unrealized Gains (Losses) on Securities			(1.32)
Total from Operations			(1.07)
Dividends from Net Investment Income			(0.23)
Distributions from Realized Capital Gains			—
Total Dividends & Distributions			(0.23)
Net Asset Value End of Period	$		$9.70
Total Return*		%	(9.84)%
Net Assets End of Period (000s)	$		$10,741
Ratio of Expenses to Average Net Assets		%	1.29	%(2)
Ratio of Net Investment Income (Loss) to Average Net Assets		%	2.37	%(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.30	%(2)
Portfolio Turnover Rate(3)		%	141%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	Commenced operations on October 1, 2007.
(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Annualized.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Multi-Asset Fund – Class N

	Year ended Sept. 30, 2009		Year ended Sept. 30, 2008(1) †
Net Asset Value Beginning of Period	$		$11.00
Net Investment Income (loss)			0.23
Net Realized and Unrealized Gains (Losses) on Securities			(1.33)
Total from Operations			(1.10)
Dividends from Net Investment Income			(0.21)
Distributions from Realized Capital Gains			—
Total Dividends & Distributions			(0.21)
Net Asset Value End of Period	$		$9.69
Total Return*		%	(10.12)%
Net Assets End of Period (000s)	$		$16,708
Ratio of Expenses to Average Net Assets		%	1.53	%(2)
Ratio of Net Investment Income (Loss) to Average Net Assets		%	2.22	%(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.54	%(2)
Portfolio Turnover Rate(3)		%	141%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	Commenced operations on October 1, 2007.
(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Annualized.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Corporate Bond Fund – Institutional Class

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$10.18	$10.17	$10.27	$10.60
Net Investment Income (loss)			0.43	0.45	0.42	0.40
Net Realized and Unrealized Gains (Losses) on Securities			(0.41)	—	(0.10)	(0.27)
Total from Operations			0.02	0.45	0.32	0.13
Dividends from Net Investment Income			(0.44)	(0.44)	(0.42)	(0.40)
Distributions from Realized Capital Gains			—	—	—	(0.06)
Total Dividends & Distributions			(0.44)	(0.44)	(0.42)	(0.46)
Net Asset Value End of Period	$		$9.76	$10.18	$10.17	$10.27
Total Return*		%	0.04%	4.57%	3.19%	1.26%
Net Assets End of Period (000s)	$		$69,709	$62,210	$55,290	$51,193
Ratio of Expenses to Average Net Assets(2)		%	0.73%	0.74%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	4.25%	4.39%	4.14%	3.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.74%	0.75%	0.75%	0.76%
Portfolio Turnover Rate(3)		%	12%	30%	25%	25%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Corporate Bond Fund – Class N

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$10.18	$10.17	$10.27	$10.61
Net Investment Income (loss)			0.41	0.42	0.39	0.37
Net Realized and Unrealized Gains (Losses) on Securities			(0.41)	0.01	(0.10)	(0.28)
Total from Operations			0.00	0.43	0.29	0.09
Dividends from Net Investment Income			(0.41)	(0.42)	(0.39)	(0.37)
Distributions from Realized Capital Gains			—	—	—	(0.06)
Total Dividends & Distributions			(0.41)	(0.42)	(0.39)	(0.43)
Net Asset Value End of Period	$		$9.77	$10.18	$10.17	$10.27
Total Return*		%	(0.11)%	4.30%	2.93%	0.91%
Net Assets End of Period (000s)	$		$608	$1,043	$1,332	$1,530
Ratio of Expenses to Average Net Assets(2)		%	0.98%	0.99%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	4.02%	4.13%	3.88%	3.55%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.99%	1.00%	1.00%	1.01%
Portfolio Turnover Rate(3)		%	12%	30%	25%	25%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Government Bond Fund – Institutional Class

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$10.33	$10.28	$10.40	$10.62
Net Investment Income (loss)			0.42	0.46	0.41	0.31
Net Realized and Unrealized Gains (Losses) on Securities			0.08	0.05	(0.12)	(0.16)
Total from Operations			0.50	0.51	0.29	0.15
Dividends from Net Investment Income			(0.43)	(0.46)	(0.41)	(0.31)
Distributions from Realized Capital Gains			—	—	—	(0.06)
Total Dividends & Distributions			(0.43)	(0.46)	(0.41)	(0.37)
Net Asset Value End of Period	$		$10.40	$10.33	$10.28	$10.40
Total Return*		%	4.87%	5.04%	2.89%	1.42%
Net Assets End of Period (000s)	$		$66,097	$52,606	$35,671	$28,132
Ratio of Expenses to Average Net Assets(2)		%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	4.05%	4.50%	4.04%	2.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.77%	0.77%	0.78%	0.79%
Portfolio Turnover Rate(3)		%	36%	83%	62%	58%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Government Bond Fund – Class N

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$10.35	$10.30	$10.42	$10.64
Net Investment Income (loss)			0.40	0.44	0.39	0.29
Net Realized and Unrealized Gains (Losses) on Securities			0.07	0.04	(0.12)	(0.17)
Total from Operations			0.47	0.48	0.27	0.12
Dividends from Net Investment Income			(0.40)	(0.43)	(0.39)	(0.28)
Distributions from Realized Capital Gains			—	—	—	(0.06)
Total Dividends & Distributions			(0.40)	(0.43)	(0.39)	(0.34)
Net Asset Value End of Period	$		$10.42	$10.35	$10.30	$10.42
Total Return*		%	4.59%	4.77%	2.63%	1.16%
Net Assets End of Period (000s)	$		$2,761	$2,632	$1,782	$554
Ratio of Expenses to Average Net Assets(2)		%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	3.80%	4.25%	3.81%	2.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.02%	1.02%	1.03%	1.04%
Portfolio Turnover Rate(3)		%	36%	83%	62%	58%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	California Tax Exempt Bond Fund – Institutional Class

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$10.24	$10.25	$10.26	$10.41
Net Investment Income (loss)			0.32	0.31	0.29	0.28
Net Realized and Unrealized Gains (Losses) on Securities			(0.18)	(0.01)	0.03	(0.11)
Total from Operations			0.14	0.30	0.32	0.17
Dividends from Net Investment Income			(0.32)	(0.31)	(0.29)	(0.28)
Distributions from Realized Capital Gains			—	—	(0.04)	(0.04)
Total Dividends & Distributions			(0.32)	(0.31)	(0.33)	(0.32)
Net Asset Value End of Period	$		$10.06	$10.24	$10.25	$10.26
Total Return*		%	1.38%	2.98%	3.18%	1.65%
Net Assets End of Period (000s)	$		$34,262	$33,802	$26,074	$22,768
Ratio of Expenses to Average Net Assets(2)		%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	3.13%	3.04%	2.85%	2.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.61%	0.62%	0.62%	0.63%
Portfolio Turnover Rate(3)		%	55%	43%	43%	54%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	California Tax Exempt Bond Fund – Class N

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$10.27	$10.27	$10.29	$10.44
Net Investment Income (loss)			0.30	0.28	0.26	0.25
Net Realized and Unrealized Gains (Losses) on Securities			(0.18)	—	0.02	(0.11)
Total from Operations			0.12	0.28	0.28	0.14
Dividends from Net Investment Income			(0.30)	(0.28)	(0.26)	(0.25)
Distributions from Realized Capital Gains			—	—	(0.04)	(0.04)
Total Dividends & Distributions			(0.30)	(0.28)	(0.30)	(0.29)
Net Asset Value End of Period	$		$10.09	$10.27	$10.27	$10.29
Total Return*		%	1.12%	2.82%	2.81%	1.39%
Net Assets End of Period (000s)	$		$1,049	$922	$1,134	$1,487
Ratio of Expenses to Average Net Assets(2)		%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	2.87%	2.78%	2.59%	2.43%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.86%	0.87%	0.87%	0.88%
Portfolio Turnover Rate(3)		%	55%	43%	43%	54%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	High Yield Bond Fund – Institutional Class

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$8.91	$8.96	$9.04	$9.31
Net Investment Income (loss)			0.64	0.70	0.68	0.71
Net Realized and Unrealized Gains (Losses) on Securities			(1.47)	(0.06)	(0.08)	(0.27)
Total from Operations			(0.83)	0.64	0.60	0.44
Dividends from Net Investment Income			(0.68)	(0.69)	(0.68)	(0.71)
Total Dividends			(0.68)	(0.69)	(0.68)	(0.71)
Net Asset Value End of Period	$		$7.40	$8.91	$8.96	$9.04
Total Return*		%	(9.83)%	7.27%	6.90%	4.85%
Net Assets End of Period (000s)	$		$13,926	$17,137	$20,887	$22,588
Ratio of Expenses to Average Net Assets(2)		%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	7.72%	7.73%	7.58%	7.71%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.09%	1.10%	1.10%	1.11%
Portfolio Turnover Rate(3)		%	20%	26%	23%	46%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	High Yield Bond Fund – Class N

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$8.91	$8.96	$9.04	$9.31
Net Investment Income (loss)			0.62	0.68	0.65	0.69
Net Realized and Unrealized Gains (Losses) on Securities			(1.47)	(0.07)	(0.08)	(0.27)
Total from Operations			(0.85)	0.61	0.57	0.42
Dividends from Net Investment Income			(0.66)	(0.66)	(0.65)	(0.69)
Total Dividends			(0.66)	(0.66)	(0.65)	(0.69)
Net Asset Value End of Period	$		$7.40	$8.91	$8.96	$9.04
Total Return*		%	(10.10)%	6.95%	6.58%	4.54%
Net Assets End of Period (000s)	$		$17,521	$20,121	$20,045	$21,028
Ratio of Expenses to Average Net Assets(2)		%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	7.43%	7.44%	7.28%	7.41%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.39%	1.40%	1.40%	1.41%
Portfolio Turnover Rate(3)		%	20%	26%	23%	46%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	RCB Small Cap Value Fund – Institutional Class

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)	Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$30.79	$28.25	$28.58	$27.30
Net Investment Income (loss)			0.19	0.02	0.06	0.07
Net Realized and Unrealized Gains (Losses) on Securities			(9.57)	3.00	0.05	2.58
Total from Operations			(9.38)	3.02	0.11	2.65
Dividends from Net Investment Income			—	(0.01)	(0.07)	—
Distributions from Realized Capital Gains			(4.99)	(0.47)	(0.37)	(1.37)
Total Dividends & Distributions			(4.99)	(0.48)	(0.44)	(1.37)
Net Asset Value End of Period	$		$16.42	$30.79	$28.25	$28.58
Total Return*		%	(35.01)%	10.65%	0.40%	9.87%
Net Assets End of Period (000s)	$		$1,742	$9,062	$13,435	$13,975
Ratio of Expenses to Average Net Assets(2)		%	1.19%	1.19%	1.20%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)		%	0.85%	0.08%	0.20%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)		%	1.20%	1.20%	1.21%	1.20%
Portfolio Turnover Rate(3)		%	78%	57%	66%	41%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	RCB Small Cap Value Fund – Class N

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)		Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$30.42	$27.98	$28.31		$27.13
Net Investment Income (loss)			0.15	(0.05)	(0.01)		0.00
Net Realized and Unrealized Gains (Losses) on Securities			(9.44)	2.96	0.05		2.55
Total from Operations			(9.29)	2.91	0.04		2.55
Dividends from Net Investment Income			—	—	(0.00	)(2)	—
Distributions from Realized Capital Gains			(4.99)	(0.47)	(0.37)		(1.37)
Total Dividends & Distributions			(4.99)	(0.47)	(0.37)		(1.37)
Net Asset Value End of Period	$		$16.14	$30.42	$27.98		$28.31
Total Return*		%	(35.16)%	10.37%	0.17%		9.55%
Net Assets End of Period (000s)	$		$4,262	$9,753	$10,470		$12,754
Ratio of Expenses to Average Net Assets(3)		%	1.44%	1.44%	1.45%		1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets(3)		%	0.70%	(0.16)	(0.04)		0.01%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(3)		%	1.45%	1.45%	1.46%		1.45%
Portfolio Turnover Rate(4)		%	78%	57%	66%		41%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	RCB Small Cap Value Fund – Class R

	Year ended Sept. 30, 2009(1)		Year ended Sept. 30, 2008(1)	Year ended Sept. 30, 2007(1)	Year ended Sept. 30, 2006(1)		Year ended Sept. 30, 2005(1)
Net Asset Value Beginning of Period	$		$30.38	$27.93	$28.27		$27.09
Net Investment Income (loss)			0.20	(0.05)	(0.01)		0.01
Net Realized and Unrealized Gains (Losses) on Securities			(9.44)	2.97	0.04		2.54
Total from Operations			(9.24)	2.92	0.03		2.55
Dividends from Net Investment Income			—	—	(0.00	)(2)	—
Distributions from Realized Capital Gains			(4.99)	(0.47)	(0.37)		(1.37)
Total Dividends & Distributions			(4.99)	(0.47)	(0.37)		(1.37)
Net Asset Value End of Period	$		$16.15	$30.38	$27.93		$28.27
Total Return*		%	(35.02)%	10.43%	0.14%		9.56%
Net Assets End of Period (000s)	$		$19,183	$40,944	$45,836		$57,787
Ratio of Expenses to Average Net Assets(3)		%	1.23%	1.44%	1.45%		1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets		%	0.92%	(0.17)%	(0.04)%		0.02%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.55%	1.45%	1.46%		1.45%
Portfolio Turnover Rate(4)		%	78%	57%	66%		41%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Amount represents less than $0.01 per share.
(3)	Ratio includes waivers and previously waived investment fees. The impact of the recovered fees may cause a higher net expense ratio.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Opportunistic Value Fund – Institutional Class

	Year ended Sept. 30, 2009		Period ended Sept. 30, 2008(1) †
Net Asset Value Beginning of Period	$		$10.00
Net Investment Income (loss)			0.05
Net Realized and Unrealized Gains (Losses) on Securities			(0.74)
Total from Operations			(0.71)
Dividends from Net Investment Income			—
Distributions from Realized Capital Gains			—
Total Dividends & Distributions
Net Asset Value End of Period	$		$9.31
Total Return*		%	(6.90)%
Net Assets End of Period (000s)	$		$—
Ratio of Expenses to Average Net Assets		%	0.23	%(2)(3)
Ratio of Net Investment Income (Loss) to Average Net Assets		%	1.83	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.23	%(2)(3)
Portfolio Turnover Rate(4)		%	5%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	Commenced operations on June 26, 2008.
(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Opportunistic Value Fund – Class N

	Year ended Sept. 30, 2009		Period ended Sept. 30, 2008(1) †
Net Asset Value Beginning of Period	$		$10.00
Net Investment Income (loss)			0.04
Net Realized and Unrealized Gains (Losses) on Securities			(0.73)
Total from Operations			(0.69)
Dividends from Net Investment Income			—
Distributions from Realized Capital Gains			—
Total Dividends & Distributions			—
Net Asset Value End of Period	$		$9.31
Total Return*		%	(6.90)%
Net Assets End of Period (000s)	$		$7
Ratio of Expenses to Average Net Assets		%	1.20	%(2)(3)
Ratio of Net Investment Income (Loss) to Average Net Asset		%	1.50	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.23	%(2)(3)
Portfolio Turnover Rate(4)		%	5%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	Commenced operations on June 26, 2008.
(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	Opportunistic Value Fund – Class E

	Year ended Sept. 30, 2009		Period ended Sept. 30, 2008(1) †
Net Asset Value Beginning of Period	$		$10.00
Net Investment Income (loss)			0.04
Net Realized and Unrealized Gains (Losses) on Securities			(0.74)
Total from Operations			(0.70)
Dividends from Net Investment Income			—
Distributions from Realized Capital Gains			—
Total Dividends & Distributions
Net Asset Value End of Period	$		$9.30
Total Return*		%	(7.00)%
Net Assets End of Period (000s)	$		$45,239
Ratio of Expenses to Average Net Assets		%	0.69	%(2)(3)
Ratio of Net Investment Income (Loss) to Average Net Assets		%	1.44	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.70	%(2)(3)
Portfolio Turnover Rate(4)		%	5%

*
Returns are for the period indicated and have not been annualized. Fee waivers were in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	Commenced operations on June 26, 2008.
(1)	Per share calculations are based on Average Shares outstanding throughout the period.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

AHA Funds

The following financial highlights tables are intended to help you understand the AHA Funds’ financial performance.  The AHA Funds were created as the result of a reorganization with corresponding series of AHA Investment Funds, Inc. (such series together, the “Predecessor Funds”). The reorganization of the Predecessor Funds into the AHA Funds became effective after the close of business on September 30, 2005. Financial highlights for the years ending September 30, 2009, September 30, 2008, September 30, 2007, and September 30, 2006 have been audited by [-----], independent registered public accounting firm, whose report, along with the financial statements, are included in the Funds’ 2009 Annual Report. Financial highlights for the period from July 1, 2005 through September 30, 2005 are for the Predecessor Funds and have been audited by [-----], independent registered public accounting firm, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. Financial highlights for the year ending June 30, 2005 are for the Predecessor Funds and have been audited by [-----], independent registered public accounting firm, whose report, along with the financial statements, are included in the 2005 Annual Report for the Predecessor Funds. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the AHA Fund (or the Predecessor Fund), assuming reinvestment of all dividends and distributions.

	AHA Limited Maturity Fixed Income Fund – Institutional Class

Per Share Data(1)	For the Year ended September 30, 2009		For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period July 1, 2005 through September 30, 2005*		For the Year ended June 30, 2005
Net Asset Value Beginning of Period	$		$10.59	$10.56	$10.57	$10.61		$10.68
Net Investment Income			0.37	0.45	0.34	0.06		0.22
Net Realized and Unrealized Gains (Losses) on Securities			(0.10)	0.03	0.02	(0.04)		(0.06)
Total from Operations			0.27	0.48	0.36	0.02		0.16
Dividends from Net Investment Income			(0.37)	(0.45)	(0.37)	(0.06)		(0.22	)(4)
Distributions from Realized Capital Gains			—	—	—	—		(0.01)
Total Dividends & Distributions			(0.37)	(0.45)	(0.37)	(0.06)		(0.23)
Net Asset Value End of Period	$		$10.49	$10.59	$10.56	$10.57		$10.61
Total Return		%	2.54%	4.63%	3.49%	0.20	%(5)	1.53%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)	$		$92,681	$44,365	$45,340	$112,381		$128,501
Ratio of Expenses to Average Net Assets(2)		%	0.76%**	0.76%	0.75%	0.86	%(6)	0.78%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)		%	0.67%	0.77%	0.94%	0.88	%(6)	0.79%
Ratio of Net Investment Income to Average Net Assets(2)		%	3.44%	4.25%	3.24%	2.20	%(6)	2.01%
Portfolio Turnover Rate(3)		%	79%	76%	86%	4	%(5)	109%

*	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
**	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Limited Maturity Fixed Income Fund was reorganized into the AHA Limited Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Ratios include all management fees and expenses.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(4)	Includes a tax return of capital, which is less than $0.01 per share, for the Fund for the year ended June 30, 2005.
(5)	Not annualized.
(6)	Annualized.

	AHA Limited Maturity Fixed Income Fund – Class N

Per Share Data(1)	For the Year ended September 30, 2009		For the Year ended September 30, 2008		For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period July 1, 2005 through September 30, 2005**		For the Period October 22, 2004* through June 30, 2005
Net Asset Value Beginning of Period	$		$10.61		$10.57	$10.58	$10.62		$10.77
Net Investment Income			0.35		0.42	0.30	0.05		0.14
Net Realized and Unrealized Gains (Losses) on Securities			(0.10)		0.04	0.03	(0.04)		(0.13)
Total from Operations			0.25		0.46	0.33	0.01		0.01
Dividends from Net Investment Income			(0.35)		(0.42)	(0.34)	(0.05)		(0.15	)(3)
Distributions from Realized Capital Gains			—		—	—	—		(0.01)
Total Dividends & Distributions			(0.35)		(0.42)	(0.34)	(0.05)		(0.16)
Net Asset Value End of Period	$		$10.51		$10.61	$10.57	$10.58		$10.62
Total Return		%	2.29%		4.47%	3.17%	0.13	%(4)	0.12	%(4)
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)	$		$432		$310	$358	$822		$1,070
Ratio of Expenses to Average Net Assets		%	1.00	%***	1.00%	1.00%	1.10	%(5)	1.03	%(5)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.92%		1.02%	1.18%	1.11	%(5)	1.07	%(5)
Ratio of Net Investment Income to Average Net Assets		%	3.24%		3.99%	2.88%	1.95	%(5)	1.75	%(5)
Portfolio Turnover Rate(2)		%	79%		76%	86%	4%		109%

*	Commencement of operations.
**	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
***	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Limited Maturity Fixed Income Fund was reorganized into the AHA Limited Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(3)	Includes a tax return of capital, which is less than $0.01 per share, for the Fund for the year ended June 30, 2005.
(4)	Not annualized.
(5)	Annualized.

	AHA Full Maturity Fixed Income Fund – Institutional Class

Per Share Data(1)	For the Year ended September 30, 2009		For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period July 1, 2005 through September 30, 2005*		For the Year ended June 30, 2005
Net Asset Value Beginning of Period	$		$10.16	$10.16	$10.35	$10.50		$10.39
Net Investment Income			0.44	0.45	0.43	0.09		0.38
Net Realized and Unrealized Gains (Losses) on Securities			(0.26)	—	(0.13)	(0.15)		0.20
Total from Operations			0.18	0.45	0.30	(0.06)		0.58
Dividends from Net Investment Income			(0.44)	(0.45)	(0.43)	(0.09)		(0.38)
Distributions from Realized Capital Gains			—	—	(0.06)	—		(0.09)
Total Dividends & Distributions			(0.44)	(0.45)	(0.49)	(0.09)		(0.47)
Net Asset Value End of Period	$		$9.90	$10.16	$10.16	$10.35		$10.50
Total Return		%	1.76%	4.48%	3.03%	(0.57	)%(4)	5.72%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)	$		$42,579	$42,096	$30,398	$31,764		$31,960
Ratio of Expenses to Average Net Assets(2)		%	0.64%	0.79%**	0.80%**	1.00	%**(5)	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)		%	0.64%	0.73%	0.87%	0.83	%(5)	0.95%
Ratio of Net Investment Income to Average Net Assets(2)		%	4.32%	4.48%	4.20%	3.37	%(5)	3.58%
Portfolio Turnover Rate(3)		%	34%	55%	91%	17	%(4)	144%

*	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
**	Ratio includes waivers and previously waived investment advisory fees. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Full Maturity Fixed Income Fund was reorganized into the AHA Full Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Ratios include all management fees and expenses.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(4)	Not annualized.
(5)	Annualized.

	AHA Full Maturity Fixed Income Fund – Class N

Per Share Data(1)	For the Year ended September 30, 2009		For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period July 1, 2005 through September 30, 2005*		For the Year ended June 30, 2005
Net Asset Value Beginning of Period	$		$10.16	$10.16	$10.36	$10.50		$10.39
Net Investment Income			0.42	0.42	0.40	0.08		0.34
Net Realized and Unrealized Gains (Losses) on Securities			(0.27)	—	(0.13)	(0.14)		0.22
Total from Operations			0.15	0.42	0.27	(0.06)		0.56
Dividends from Net Investment Income			(0.42)	(0.42)	(0.41)	(0.08)		(0.36)
Distributions from Realized Capital Gains			—	—	(0.06)	—		(0.09)
Total Dividends & Distributions			(0.42)	(0.42)	(0.47)	(0.08)		(0.45)
Net Asset Value End of Period	$		$9.89	$10.16	$10.16	$10.36		$10.50
Total Return		%	1.42%	4.23%	2.67%	(0.54	)%(2)	5.46%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)	$		$687	$235	$145	$134		$134
Ratio of Expenses to Average Net Assets		%	0.89%	1.04%**	1.05%**	1.25	%**(3)	1.25%**
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	0.89%	0.99%	1.12%	1.08	%(3)	1.20%
Ratio of Net Investment Income to Average Net Assets		%	4.02%	4.23%	3.95%	3.12	%(3)	3.33%
Portfolio Turnover Rate(4)		%	34%	55%	91%	17	%(2)	144%

*	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
**	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Full Maturity Fixed Income Fund was reorganized into the AHA Full Maturity Fixed Income Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	AHA Balanced Fund – Institutional Class

Per Share Data(1)	For the Year ended September 30, 2009		For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period July 1, 2005 through September 30, 2005*		For the Year ended June 30, 2005
Net Asset Value Beginning of Period	$		$9.23	$9.77	$9.76	$9.62		$8.98
Net Investment Income			0.20	0.23	0.18	0.04		0.16
Net Realized and Unrealized Gains (Losses) on Securities			(1.30)	0.62	0.59	0.14		0.64
Total from Operations			(1.10)	0.85	0.77	0.18		0.80
Dividends from Net Investment Income			(0.20)	(0.23)	(0.18)	(0.04)		(0.16)
Distributions from Realized Capital Gains			(0.49)	(1.16)	(0.58)	—		—
Total Dividends & Distributions			(0.69)	(1.39)	(0.76)	(0.04)		(0.16)
Net Asset Value End of Period	$		$7.44	$9.23	$9.77	$9.76		$9.62
Total Return		%	(12.68)%	9.47%	8.32%	1.87	%(3)	8.97%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)	$		$13,872	$16,885	$17,836	$18,352		$18,088
Ratio of Expenses to Average Net Assets(2)		%	1.00%**	1.00%	1.00%	0.98	%(4)	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)		%	0.91%	1.00%	1.11%	1.10	%(4)	1.25%
Ratio of Net Investment Income to Average Net Assets(2)		%	2.42%	2.45%	1.83%	1.54	%(4)	1.69%
Portfolio Turnover Rate		%	88%	128%	74%	14	%(3)	99%

*	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
**	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Balanced Fund was reorganized into the AHA Balanced Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Ratios include all management fees and expenses.
(3)	Not annualized.
(4)	Annualized.

	AHA Diversified Equity Fund – Institutional Class

Per Share Data(1)	For the Year ended September 30, 2009		For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period July 1, 2005 through September 30, 2005*		For the Year ended June 30, 2005
Net Asset Value Beginning of Period	$		$18.48	$18.17	$17.42	$16.79		$15.39
Net Investment Income			0.14	0.18	0.15	0.02		0.13
Net Realized and Unrealized Gains (Losses) on Securities			(3.84)	1.89	1.55	0.63		1.40
Total from Operations			(3.70)	2.07	1.70	0.65		1.53
Dividends from Net Investment Income			(0.14)	(0.18)	(0.15)	(0.02)		(0.13)
Distributions from Realized Capital Gains			(2.45)	(1.58)	(0.80)	—		—
Total Dividends & Distributions			(2.59)	(1.76)	(0.95)	(0.02)		(0.13)
Net Asset Value End of Period	$		$12.19	$18.48	$18.17	$17.42		$16.79
Total Return		%	(22.73)%	11.93%	10.16%	3.88	%(4)	9.95%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)	$		$74,997	$102,232	$94,653	$81,447		$81,510
Ratio of Expenses to Average Net Assets(2)		%	0.97%**	0.99%	1.01%	1.13	%(5)	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)(2)		%	0.94%	1.02%	1.09%	1.08	%(5)	1.07%
Ratio of Net Investment Income to Average Net Assets(2)		%	0.98%	0.98%	0.87%	0.46	%(5)	0.78%
Portfolio Turnover Rate(3)		%	143%	116%	99%	20	%(4)	128%

*	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
**	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Diversified Equity Fund was reorganized into the AHA Diversified Equity Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Ratios include all management fees and expenses.
(3)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(4)	Not annualized.
(5)	Annualized.

	AHA Diversified Equity Fund – Class N

Per Share Data(1)	For the Year ended September 30, 2009		For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period July 1, 2005 through September 30, 2005*		For the Year ended June 30, 2005
Net Asset Value Beginning of Period	$		$18.52	$18.21	$17.46	$16.83		$15.43
Net Investment Income			0.11	0.13 (5)	0.11	0.01		0.09
Net Realized and Unrealized Gains (Losses) on Securities			(3.85)	1.89	1.55	0.63		1.40
Total from Operations			(3.74)	2.02	1.66	0.64		1.49
Dividends from Net Investment Income			(0.11)	(0.13)	(0.11)	(0.01)		(0.09)
Distributions from Realized Capital Gains			(2.45)	(1.58)	(0.80)	—		—
Total Dividends & Distributions			(2.56)	(1.71)	(0.91)	(0.01)		(0.09)
Net Asset Value End of Period	$		$12.22	$18.52	$18.21	$17.46		$16.83
Total Return		%	(22.93)%	11.62%	9.87%	3.81	%(2)	9.66%
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)	$		$7,102	$10,400	$11,122	$9,451		$8,842
Ratio of Expenses to Average Net Assets		%	1.22%**	1.27%	1.26%	1.38	%(3)	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		%	1.19%	1.24%	1.34%	1.34	%(3)	1.32%
Ratio of Net Investment Income to Average Net Assets		%	0.74%	0.73%	0.62%	0.20	%(3)	0.53%
Portfolio Turnover Rate(4)		%	143%	116%	99%	20	%(2)	128%

*	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
**	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Diversified Equity Fund was reorganized into the AHA Diversified Equity Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.
(5)	Per share calculations are based on the Average Shares outstanding throughout the period.

	AHA Socially Responsible Equity Fund – Institutional Class

Per Share Data(1)	For the Year ended September 30, 2009	For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	July 1, 2005 through September 30, 2005**		For the Period January 3, 2005* Through June 30, 2005
Net Asset Value Beginning of Period		$12.12	$10.91	$10.28	$9.70		$10.00
Net Investment Income		0.16	0.14	0.12	0.02		0.05
Net Realized and Unrealized Gains (Losses) on Securities		(2.04)	1.36	0.67	0.58		(0.30)
Total from Operations		(1.88)	1.50	0.79	0.60		(0.25)
Dividends from Net Investment Income		(0.15)	(0.14)	(0.11)	(0.02)		(0.05)
Distributions from Realized Capital Gains		(0.58)	(0.15)	(0.05)	—		—
Total Dividends & Distributions		(0.73)	(0.29)	(0.16)	(0.02)		(0.05)
Net Asset Value End of Period		$9.51	$12.12	$10.91	$10.28		$9.70
Total Return		(16.24)%	13.89%	7.69%	6.20	%(2)	(2.48)	%(2)
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)		$53,256	$56,490	$45,003	$21,795		$20,510
Ratio of Expenses to Average Net Assets***		0.99%	0.94%	1.04%	1.15	%(3)	1.12	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		0.90%	1.00%	1.12%	1.24	%(3)	1.16	%(3)
Ratio of Net Investment Income to Average Net Assets		1.51%	1.19%	1.10%	0.90	%(3)	1.43	%(3)
Portfolio Turnover Rate(4)		41%	29%	29%	7%		48%

*	Commencement of operations.
**	The Fund’s fiscal and tax year-end changed from June 30 to September 30.
***	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Socially Responsible Equity Fund was reorganized into the AHA Socially Responsible Equity Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

	AHA Socially Responsible Equity Fund – Class N

Per Share Data(1)	For the Year ended September 30, 2009	For the Year ended September 30, 2008	For the Year ended September 30, 2007	For the Year ended September 30, 2006†	For the Period August 12, 2005* through September 30, 2005
Net Asset Value Beginning of Period		$12.11	$10.90	$10.28	$10.17
Net Investment Income		0.14	0.12	0.09	0.01
Net Realized and Unrealized Gains (Losses) on Securities		(2.05)	1.36	0.67	0.12
Total from Operations		(1.91)	1.48	0.76	0.13
Dividends from Net Investment Income		(0.12)	(0.11)	(0.09)	(0.02)
Distributions from Realized Capital Gains		(0.58)	(0.16)	(0.05)	—
Total Dividends & Distributions		(0.70)	(0.27)	(0.14)	(0.02)
Net Asset Value End of Period		$9.50	$12.11	$10.90	$10.28
Total Return		(16.46)%	13.64%	7.40%	1.27	%(2)
SUPPLEMENTAL DATA AND RATIOS
Net Assets End of Period (000s)		$885	$741	$281	$15
Ratio of Expenses to Average Net Assets**		1.24%	1.19%	1.29%	1.43	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers & Recaptured Fees)		1.15%	1.25%	1.37%	1.69	%(3)
Ratio of Net Investment Income to Average Net Assets		1.26%	0.94%	0.80%	0.74	%(3)
Portfolio Turnover Rate(4)		41%	29%	29%	7%

*	Commencement of operations.
**	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	On October 3, 2005, the Socially Responsible Equity Fund was reorganized into the AHA Socially Responsible Equity Fund, a newly established identical series of the CNI Charter Funds.
(1)	Information presented relates to a share of capital stock outstanding for the entire period.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For periods less than 1 year, portfolio turnover rate has not been annualized.

important terms to know

Barclays Capital CA Intermediate-Short Municipal Index — comprised of California state-specific municipal issues which have a fixed rate coupon, have between 1 and 10 years to maturity, an investment grade rating from Moody’s Investors Service or Standard & Poor’s (Baa3/BBB- or better), and are publicly registered. The individual issues must also have at least $7 million par outstanding and be part of a deal of $50 million or more. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays Capital U.S. Aggregate Bond Index — an unmanaged index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year. The Index is a trademark of Barclays Capital.

Barclays Capital U.S. Intermediate Corporate Bond Index — comprised of nonconvertible fixed income securities issued by corporations which have a fixed rate coupon, have between 1 and 10 years to maturity, at least $250 million par outstanding, an investment grade rating from Moody’s Investors Service, Standard & Poor’s or Fitch Ratings (Baa3/BBB-/BBB- or better), and are publicly registered. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays Capital U.S. Intermediate Government Bond Index — comprised of nonconvertible securities issued by the U.S. government and U.S. government agencies which have a fixed rate coupon, between 1 and 10 years to maturity, and at least $250 million par outstanding. The composition of the Index is rebalanced monthly to include the universe of securities meeting the above criteria.

Barclays Capital U.S. Intermediate Government/Credit Bond Index —  a total return index comprised of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of 1 to 10 years. The Index is a trademark of Barclays Capital.

Blended Index — a customized index composed of 60% in the S&P 500® Stock Index, 30% in the Barclays Capital U.S. Aggregate Bond Index and 10% in the Merrill Lynch 3-Month U.S. Treasury Index.

Citigroup High Yield Market Capped Index — uses the same basic composition as the Citigroup High Yield Market Index (which is comprised of cash-pay, deferred-interest securities and Rule 144A bonds of issuers domiciled in the United States or Canada with a minimum maturity of at least one year, a minimum amount outstanding of $100 million, and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s), but caps the total debt of each individual issuer at $5 billion par outstanding and delays the entry of “fallen angels,” or issuers recently downgraded from investment grade to high yield, into the Index.

CPI + 500 Basis Points — created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

Duration — the sensitivity of a debt security to changes in interest rates. It takes into account both interest payments and payment at maturity.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

FTSE KLD 400 Social Index — is a float-adjusted, market capitalization-weighted, common stock index of U.S. equities constructed using environmental, social and governance factors. In July 2009, this index changed its name from the Domini 400 Social Index to the FTSE KLD 400 Social Index.

Liquidity — the ability to turn investments into cash.

Merrill Lynch 1-3 Year Treasury Index — a subset of the Merrill Lynch Treasury Master Index. The maturity range on the securities included in the Index is from 1 to 3 years. This Index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975.

Merrill Lynch 3 Month U.S. Treasury Index — comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Russell 1000 Value Index — measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index — measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 2000 Value Index — measures the performance of those Russell 2000 companies that have low price-to-book ratios and low forecasted growth values. The Index is reconstituted annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

Russell 2500 Value Index — measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index) that have low price-to-book ratios and low forecasted growth values. The Index is rebalanced annually effective the last Friday of June each year. The Index is designed so that approximately 50% of the Russell 2500 market capitalization is in the Value Index.

S&P 500®/Citigroup Growth Index — measures the performance of all of the stocks in the S&P 500® Index that are classified as growth stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500®/Citigroup Value Index — measures the performance of all of the stocks in the S&P 500® Index that are classified as value stocks. A proprietary methodology is used to score constituents, which are weighted according to their market capitalization.

S&P 500® Index — a broad market-weighted average of U.S. blue-chip companies. S&P 500® Index is a registered trademark of McGraw-Hill, Inc.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

privacy principles

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of CNI Charter Funds’ Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.

for more information

CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information (“SAI”) for each of the CNI Funds and the AHA Funds. The SAIs are incorporated by reference (legally considered part of this document). In the Annual Reports for the CNI Funds and the AHA Funds, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAIs, or the Annual and Semi-Annual Reports (when available), please visit the Funds’ website at www.cnicharterfunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution, as applicable). We will begin sending you individual copies thirty days after receiving your request.

Information about the Funds may be reviewed and copied:

▪    at the SEC’s Public Reference Room in Washington, D.C. at 1-202-551-8090;
▪    on the EDGAR database on the SEC’s website at www.sec.gov; or
▪    by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call 1-888-889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAIs.

The Funds’ Investment Company Act file number: 811-07923.
 CNI-PS-[   ]-[    ]

Prime Money Market Fund

Government Money Market Fund

California Tax Exempt Money Market Fund

Large Cap Growth Equity Fund

Large Cap Value Equity Fund

Multi-Asset Fund

Corporate Bond Fund

Government Bond Fund

California Tax Exempt Bond Fund

High Yield Bond Fund

RCB Small Cap Value Fund

Opportunistic Value Fund

AHA Limited Maturity Fixed Income Fund

AHA Full Maturity Fixed Income Fund

AHA Balanced Fund

AHA Diversified Equity Fund

AHA Socially Responsible Equity Fund

STATEMENT OF ADDITIONAL INFORMATION

CNI CHARTER FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

LARGE CAP GROWTH EQUITY FUND
LARGE CAP VALUE EQUITY FUND
OPPORTUNISTIC VALUE FUND
RCB SMALL CAP VALUE FUND
MULTI-ASSET FUND

CORPORATE BOND FUND
GOVERNMENT BOND FUND
CALIFORNIA TAX EXEMPT BOND FUND
HIGH YIELD BOND FUND

PRIME MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
CALIFORNIA TAX EXEMPT MONEY MARKET FUND

Institutional Class, Class N, Class S, Class R and Class E Shares

January [---], 2010

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January [---], 2010, which may be amended from time to time (the “Prospectus”), for the Large Cap Growth Equity Fund (the “Large Cap Growth Fund”), the Large Cap Value Equity Fund (the “Large Cap Value Fund”), the Opportunistic Value Fund, the RCB Small Cap Value Fund (the “Small Cap Value Fund”), the Multi-Asset Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund (the “California Bond Fund”), the High Yield Bond Fund, the Prime Money Market Fund (the “Prime Money Fund”), the Government Money Market Fund (the “Government Money Fund”) the California Tax Exempt Money Market Fund (the “California Money Fund”), and the AHA Funds (defined below).

The Large Cap Growth Fund, the Large Cap Value Fund, the Opportunistic Value Fund, and the Small Cap Value Fund are referred to herein as the “Equity Funds.” The Corporate Bond Fund, the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund are referred to herein as the “Bond Funds.” The Prime Money Fund, the Government Money Fund and the California Money Fund are referred to herein as the “Money Funds.” The Equity Funds, the Bond Funds, the Money Funds and the Multi-Asset Fund are referred to herein as the “Funds.”

Each Fund is a series of CNI Charter Funds (the “Trust”), an open-end, management investment company. Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2009, are incorporated herein by reference.

The AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund series of the Trust (collectively, the “AHA Funds”) are offered through the Prospectus and a separate statement of additional information. Audited financial statements for each of the AHA Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2009.

To obtain a free copy of the above-referenced Prospectus or Annual Report for the Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com. To obtain a free copy of the above-referenced Statement of Additional Information or Annual Reports for the AHA Funds, please call 1-800-445-1341 or visit www.ahafunds.org.

THE FUNDS	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	2
INVESTMENT RESTRICTIONS – EQUITY AND BOND FUNDS	38
INVESTMENT RESTRICTIONS – MULTI-ASSET FUND	40
INVESTMENT RESTRICTIONS – MONEY FUNDS	42
MANAGEMENT OF THE TRUST	44
PORTFOLIO TRANSACTIONS	63
DISTRIBUTIONS AND TAXES	66
SHARE PRICE CALCULATION	76
DISTRIBUTION PLAN	78
SHAREHOLDER SERVICES AGREEMENT	80
DEALER COMMISSIONS	82
EXPENSES	83
CODE OF ETHICS	83
DISCLOSURE OF PORTFOLIO HOLDINGS	83
PROXY VOTING	84
GENERAL INFORMATION	85
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	86
PERFORMANCE INFORMATION	87
PURCHASE AND REDEMPTION OF SHARES	89
OTHER INFORMATION	91
FINANCIAL STATEMENTS	91
APPENDIX A – RATINGS OF INVESTMENT SECURITIES	A-1
APPENDIX B – PROXY VOTING POLICIES	B-1

THE FUNDS

The various classes of shares of each Fund commenced operations on the following dates:

Fund	Institutional Class	Class N	Class S	Class R	Class E
Large Cap Growth Fund	1/14/00	3/28/00	N/A	N/A	N/A
Large Cap Value Fund	1/14/00	4/13/00	N/A	N/A	N/A
Opportunistic Value Fund	3/31/04	3/31/04	N/A	N/A	3/31/04
Small Cap Value Fund	10/3/01	10/3/01	N/A	10/1/01*	N/A
Multi-Asset Fund	10/1/07	10/1/07	N/A	N/A	N/A
Corporate Bond Fund	1/14/00	4/13/00	N/A	N/A	N/A
Government Bond Fund	1/14/00	4/13/00	N/A	N/A	N/A
California Bond Fund	1/14/00	4/13/00	N/A	N/A	N/A
High Yield Bond Fund	1/14/00	1/14/00	N/A	N/A	N/A
Prime Money Fund	3/23/98	10/18/99	10/26/99	N/A	N/A
Government Money Fund	4/3/00	6/21/99	10/6/99	N/A	N/A
California Money Fund	4/3/00	6/21/99	11/12/99	N/A	N/A

In 2000, the fiscal year-end for the Trust was changed from October 31 to September 30.

*The Small Cap Value Fund commenced operations on October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the “RCB Predecessor Fund”), for which Reed Conner & Birdwell LLC (“RCB”) served as investment adviser, and which had the same investment objective, policies and strategies as the Small Cap Value Fund. As compared with the Small Cap Value Fund, the RCB Predecessor Fund had different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the RCB Predecessor Fund was June 30 while the Small Cap Value Fund’s fiscal year ends September 30. As of the date of the acquisition, all of the issued and outstanding shares of the RCB Predecessor Fund were converted into Class R shares of the Small Cap Value Fund. The RCB Predecessor Fund commenced operations on September 30, 1998.

Effective January 31, 2008 Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Each Fund (other than the California Bond Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The California Bond Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Bond Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

City National Asset Management, Inc. (“CNAM, Inc.” or the “Investment Manager”) serves as investment manager to the Funds. Each of Guggenheim Investment Management, LLC (“Guggenheim”), Reed Conner & Birdwell LLC (“RCB”), and SKBA Capital Management, LLC (“SKBA” and together with Guggenheim and SKBA, the “Sub-Advisers”) serves as a sub-adviser to one of the Funds, as described more fully below.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

MONEY FUNDS

Prime Money Fund. The Prime Money Fund invests generally in the following types of U.S. Dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which CNAM, Inc. has determined present minimal credit risk:

•
Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody’s Investors Services (“Moody’s”), Standard and Poor’s Corporation (“S&P”), Fitch Ratings (“Fitch”), or any other nationally recognized statistical rating organization (“NRSRO”); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

•
Other corporate obligations such as publicly traded bonds, debentures, and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), to be at least equal in quality to one or more of the above referenced securities.

•	Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

•	Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

•
Certificates of deposit, time deposits, notes and bankers’ acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

Government Money Fund. It is a fundamental policy of the Government Money Fund to invest, under normal conditions, only in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

2

California Money Fund. It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the “AMT”). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

Money Fund Risks. The Money Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Funds’ portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Fund’s portfolios, the Money Fund may be unable to maintain stable net asset values of $1.00 per share.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government – in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Securities”) or exempt from federal and California personal income tax (“California Municipal Securities”). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Bond Fund is a “non-diversified” investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund’s total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund’s policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

3

MULTI-ASSET FUND

The Multi-Asset Fund invests primarily in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds (i.e., the CNI Funds and the AHA Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Multi-Asset Fund intends to invest a portion of its assets are the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund (together, the “Affiliated Underlying Funds”), each of which is managed by the Investment Manager. Generally, under the 1940 Act and Securities and Exchange Commission (“SEC”) rules adopted pursuant to the 1940 Act, the Multi-Asset Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Multi-Asset Fund may own an unlimited amount of any affiliated fund’s voting securities.

•	The Multi-Asset Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•
the Multi-Asset Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Multi-Asset Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•
The sales load and distribution fees paid by the Multi-Asset Fund with respect to an Underlying Fund, aggregated with any distribution fees of the Multi-Asset Fund, may not be excessive under FINRA rules.

•
Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Multi-Asset Fund. The Multi-Asset Fund’s purchase of such investment company securities results in the layering of expenses as Multi-Asset Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

4

Under certain circumstances an open-end investment company in which the Multi-Asset Fund invests may determine to make payment of a redemption by the Multi-Asset Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Multi-Asset Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Multi-Asset Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Multi-Asset Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

PERMITTED INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Multi-Asset Fund, references in this section to investments by a Fund include the Multi-Asset Fund’s “direct” investments as well as its “indirect” investments (i.e., investments by its Underlying Funds).

Equity Securities. The Equity Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

5

Fixed Income Securities. The Money Funds, the Bond Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

ETFs. The Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds and the Equity Funds may (as a non-principal investment strategy), invest in exchange-traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

6

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Corporate Bonds. The Corporate Bond Fund, the High Yield Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the California Bond Fund, the Government Bond Fund, the California Money Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The High Yield Bond Fund will (as a principal investment strategy), and the California Bond Fund, the Corporate Bond Fund, the Government Bond Fund, the Multi-Asset Fund and the Equity Funds may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high-yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

7

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Money Funds (as a principal investment strategy) and the Bond Funds, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Equity Funds, the Bond Funds and the Multi-Asset Fund may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

8

Section 4(2) Commercial Paper. The Money Funds (as a principal investment strategy) and the Bond Funds, the Equity Funds and the Multi-Asset Fund (as a non-principal investment strategy) may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Investment Manager (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager (or Sub-Adviser, if any), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser, if any) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

No Money Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund’s net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

9

Mortgage-Related Securities and Derivative Securities. The Funds may invest in mortgage-related securities as a non-principal investment strategy. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to these Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of Government Securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

10

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (“FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

11

Mortgage-Related Securities – FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

12

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

13

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

The values of derivative securities known as “floaters” and “inverse floaters” vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Asset-Backed Commercial Paper. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper and other Eligible Securities (as that term is defined below). The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

14

Each of the Funds intends to obtain repayment of asset-backed commercial paper from identified pools of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-Backed Securities. The Funds may invest in asset-backed securities as a non-principal investment strategy. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Variable Rate Demand Notes. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

15

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Exchange-Traded Notes. The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction.  Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

16

Foreign Securities. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in securities issued by companies and governments of foreign countries. These investments may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.  The Small Cap Value Fund may invest up to 20% of its total assets in foreign securities. The Opportunistic Value Fund may invest up to 15% of its total assets in foreign securities. The Opportunistic Value Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored ADRs in an amount not to exceed 15% of the Fund’s total assets.

Shareholders should consider carefully the substantial additional risks involved in investing in foreign securities. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Certain securities may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. Dollar will result in a corresponding change in the U.S. Dollar value of a Fund’s securities denominated in the currency. Such changes also affect a Fund’s income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s (or Sub-Adviser’s, if any) ability to predict movements in exchange rates.

17

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. Dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. Dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Multi-Asset Fund (as a principal investment strategy) and the Equity Funds and the Bond Funds (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

18

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Futures and Options on Futures. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

19

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Hedge Funds. As a non-principal investment strategy, the Multi-Asset Fund and the Equity Funds may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

20

Short Sales. The Multi-Asset Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, it the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Swap Agreements. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

21

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Investment Company Shares. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Investment companies in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Generally, under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. In addition, any acquisitions of investment company shares by any Affiliated Underlying Funds (i.e., the Funds in which the Multi-Asset Fund invests, which currently may include the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are subject to the following restrictions: (a) no more than 5% of the Affiliated Underlying Fund’s total assets may be invested in any one investment company, and (b) an Affiliated Underlying Fund’s investments in all investment companies is limited to 10% of the Fund’s total assets. These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules. See “Investment Techniques and Risk Considerations – Multi-Asset Fund” above for more information about the restrictions applicable to acquisitions by the Multi-Asset Fund of shares of investment companies under the 1940 Act.

Zero Coupon Bonds. The Money Funds (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

22

Pay-In-Kind Bonds. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Privatizations. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser, if any) based on criteria reviewed by the Board.

23

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards and futures that are not contractually required to “cash settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards and futures that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Municipal Securities. The California Money Fund and the California Bond Fund (as a principal investment strategy) and the Prime Money Fund, the Government Money Fund, the Corporate Bond Fund, the Government Bond Fund, the High Yield Bond Fund, the Equity Funds and the Multi-Asset Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge.  Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities.

24

Municipal Leases. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the revenues generated by the use of the facility to meet its financial obligations and the pledge.

Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

25

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of these Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government Securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Repurchase Agreements. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Investment Manager (or Sub-Adviser, if any) will monitor compliance with this requirement.

26

Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

Lending of Portfolio Securities. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government Securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will have the ability to recall securities in order to exercise voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

27

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser, if any) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Highly Liquid Investments. The Money Funds and the Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in cash and cash equivalents. The Funds may invest in bank notes, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Eurodollar Certificates of Deposit and Foreign Securities. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

28

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. Dollar denominated.

Tax Exempt Commercial Paper. The California Bond Fund and the California Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. The Government Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Bond Fund, the Prime Money Fund and the Government Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser, if any) deems it appropriate to do so.

29

Borrowing Policy. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund’s total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. The Multi-Asset Fund’s Underlying Funds may be subject to different policies, other than the 33 1/3% percentage limitation. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry, except that a Fund may invest more than 25% of its net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Multi-Asset Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry. If the Multi-Asset Fund invests in any unaffiliated fund that is concentrated in any industry, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry. Generally, the Multi-Asset Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund’s sector allocation. Because the Multi-Asset Fund has the ability to invest in concentrated funds, from time to time it may inadvertently become concentrated in an industry, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Multi-Asset Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.

California Municipal Securities.  Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the “State”) and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this Statement of Additional Information primarily from official statements and prospectuses relating to the State budget and securities offerings of the State, the latest of which is dated [---].

General Economic Conditions

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

30

Since the start of 2008, the State has been in a severe economic recession, as has the rest of the nation. Because of continuing weakness in the State’s economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls, although there have been some signs that the rate of decline may be moderating. Personal income fell in the State in the fourth quarter of 2008 and the first quarter of 2009. The rate of contraction was lower in the more recent quarter. As of August 2009, unemployment in the State was 12.2% compared to 7.6% a year earlier. There have been various budget measures attempting to address the budget gap through significant expenditure reductions, revenue increases and borrowing. Fiscal and policy analysts in California have projected that the State’s economy will grow slowly in 2010, while the unemployment rate will increase. There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more severe, or that continuing declines in State tax receipts or other effects of the current economic recession will not further materially adversely affect the financial condition of the State.

California’s geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

In addition, California is subject to periodic water shortages owing to drought conditions. In February 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. The drought is a result of three years of below-average rainfall and limitations on export of water from the Sacramento-San Joaquin River Delta. In the Proclamation, the Governor requested that urban water users reduce water use by 20%, and directed the Department of Water Resources to, among other things, cooperate with local water agencies to implement aggressive water conservation efforts, and facilitate water transfers to respond to emergency conditions which may arise.

State Budgets

Amendments to the 2008 Budget Act. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced.

In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective measures. Because of strong disagreement in the Legislature as to the amount of corrective actions that would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted, which included modifications to the 2008 Budget Act and the enactment of a full budget act for the fiscal year 2009-10.

Initial 2009 Budget Act. The Initial 2009 Budget Act was adopted by the Legislature and signed by the Governor in February 2009. The State enacted $36 billion in solutions to what then was estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. This package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters in May 2009. These additional measures were all rejected by the voters. After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. In May 2009, the Governor released subsequent revisions to the Initial 2009 Budget Act, which identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

31

Amended 2009 Budget Act. As the recession deepened throughout the spring, revenues continued to erode and the budget had again fallen out of balance. On July 1, 2009, the Governor declared a fiscal emergency and called a special session of the Legislature to solve the new $24 billion deficit. The Amended 2009 Budget Act, which was enacted in July 2009, includes another $24 billion in solutions to address the further deterioration of the State’s fiscal situation. The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions adopted in February 2009 and $24 billion in July 2009) are wide-ranging and draw on all three of the State’s major revenue sources (personal income taxes, corporation taxes and sales and use taxes).

Under the Amended 2009 Budget Act, General Fund revenues and transfers are projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. The Amended 2009 Budget Act contains General Fund appropriations of $84.6 billion in 2009-10, compared to $91.5 billion in 2008-09, a 7.5% decrease. The June 30, 2010 total reserve is projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

As discussed below, the budget solutions under the Amended 2009 Budget Act include spending reductions of $31 billion, which consist primarily of  reductions in education spending, employee compensation, and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund. The budget solutions also include an estimated receipt of $8 billion of federal stimulus funds. Additional solutions include $12.5 billion of tax increases, and $8.4 billion of other solutions.

2010 Governor’s Budget. The Governor’s Budget for the 2010-11 fiscal year is expected to be released in January 2010.

Significant Deterioration of State Finances. The largest contributor to the budget gap is the reduction in the baseline revenue forecast for 2008-09 and 2009-10. This reduction is due almost entirely to the economic recession. In May 2008, the Department of Finance forecast the output of the State’s economy (as measured by personal income) to be $1.589 trillion in 2008, $1.655 trillion in 2009 and $1.739 trillion in 2010. In the May 2009 forecast, the equivalent values were $1.559 trillion, $1.543 trillion and $1.564 trillion, reflecting reductions of 1.9%, 6.8% and 10.1%, respectively. As General Fund revenues are very sensitive to changes in the economy, these reductions in economic output translated into massive reductions in the baseline revenue forecasts between May of 2008 and May of 2009 of 20.4% for 2008-09 and 22.7% in 2009-10.

The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations, requiring the State first to defer certain cash payments, and then issue registered warrants in order to manage its cash resources. As a result of the cash pressure facing the State, in December 2008, the Pooled Money Investment Board voted to curtail loans from the State’s Pooled Money Investment Account by a significant amount, thereby postponing or stopping thousands of infrastructure projects statewide.

The Governor also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. If the three-day per month furlough remains in effect for all of fiscal year 2009-10, it is projected to reduce General Fund payroll expenditures by approximately $1.278 billion, or 14% of General Fund payroll expenditures.

32

In October 2009, the State’s Department of Finance issued its monthly “Finance Bulletin” reporting actual General Fund receipts for September 2009. The Finance Bulletin reported that economic indicators continue to show signs that the economy may have bottomed out. Monthly nonfarm job losses have diminished greatly, the pace of home building appears to have stabilized, and home prices and the median time needed to sell a home improved in August 2009. In addition, the Finance Bulletin reported that fiscal year-to-date General Fund cash receipts are about $8.614 billion, or $810 million below the Amended 2009 Budget Act forecast and year-to-date revenues are $948 million below the expected $20.415 billion.

Deficit Solutions. For the 2009-10 fiscal year, the Governor suspended the annual transfer to the Budget Stabilization Account required by Proposition 58, passed by California’s voters in 2004. Proposition 58 requires that, beginning in the 2006-07 fiscal year, the State transfer into the Budget Stabilization Account by September 30 of each year a specified portion of estimated General Fund revenues until the account balance reaches $8 billion or 5% of the estimated General Fund revenues, whichever is greater, absent an executive order by the Governor. The Governor issued such an executive order for the fiscal years 2008-09 and 2009-10.

In light of the condition of the General Fund, the Governor issued an Executive Order in May 2008 suspending the 2008-09 transfer of $3.018 billion from the General Fund to the Budget Stabilization Account, as had been proposed in the 2008-09 Governor's Budget. Due to the drastic decline in General Fund revenues, the Governor issued an Executive Order in May 2009 suspending the 2009-10 transfer, estimated at approximately $2.8 billion, from the General Fund to the Budget Stabilization Account. During fiscal year 2009-10, no funds were available in the Budget Stabilization Account.

The primary budget-balancing solutions include spending reductions of $31 billion (52% of total solutions). These consist primarily of reductions in education spending under Proposition 98 which guarantees K-14 education a percentage of General Fund revenue ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also include an estimated receipt of $8 billion of federal stimulus funds (13% of total solutions). As of the end of August 2009, approximately $5 billion of federal stimulus funds had been received by the State. Additional solutions include $12.5 billion of tax increases (21% of total solutions), and $8.4 billion of other solutions including the suspension of payments to the Budget Stabilization Account (14% of total solutions).

Constraints on the Budget Process. The Balanced Budget Amendment (“Proposition 58”), approved in March 2004 with the State’s Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

33

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State’s General Fund. A specified portion of estimated annual General Fund revenues must be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers must continue until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement is in effect whenever the balance falls below the $8 billion or 5% target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Future Budgets. According to the State, California’s budget situation is likely to remain challenging for some time, for two reasons. First, while the economic forecast projects a recovery from the recession will begin in 2010, the recovery is not expected to be as robust as recoveries from past recessions. Second, some of the solutions to the budget crisis are one-time measures, or of limited duration, as more permanent measures to address the budget would not have been possible given existing constitutional and other legal requirements.

It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors. Preliminary projections for the coming fiscal year suggest that the State will again face a significant budget shortfall.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of September 1, 2009, the State had approximately $76.7 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $55 billion, the State’s debt service requirements for general obligation bonds and revenue bonds totaled nearly $131.7 billion. As of September 1, 2009, general obligation bond authorizations of approximately $54.5 billion remained unissued.

Ratings. As of [November 2, 2009], the State’s general obligation bonds were rated Baa1 by Moody’s, A by Standard & Poor’s, and BBB by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody’s, Standard & Poor’s or Fitch Ratings will change such ratings in the future.

34

Strategic Growth Plan. Coinciding with the release of the Governor’s 2006-07 budget, the Governor announced a “Strategic Growth Plan” for the State in which he proposed that the State spend nearly $223 billion over 10 years on State infrastructure programs such as transportation, education, flood control, public safety and courts. The Strategic Growth Plan would be financed in part through the issuance of general obligation bonds. In the November 2008 general election, California voters approved new general obligation bond measures authorizing $9.95 billion for a high-speed train service linking Southern California and the San Francisco Bay Area, $980 million for construction and renovation of children’s hospitals and $900 million for mortgage loans to California veterans. The State government has also proposed placing additional measures on the ballot in the 2010 general election for voters to consider, authorizing at least $10 billion of new general obligation bonds for various education, water management, transportation, court and State facility infrastructure projects.

Local Government

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities and thousands of other special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Proposition 1A of 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax revenues they receive.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate increased from 0.65% to 1.15% in May 2009. Of this 0.50% increase, 0.35% flows to the General Fund, and 0.15% supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

35

As part of the State-local agreement, Senate Constitutional Amendment No. 4 (also known as “Proposition 1A of 2004”), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues.  Beginning with fiscal year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. If the State does not provide funding for an activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

In light of the current fiscal situation, the Amended 2009 Budget Act authorizes the State to exercise its Proposition 1A of 2004 borrowing authority. This borrowing from local property taxes is estimated to generate $1.935 billion that will be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation specifies the borrowed sums must be repaid, with interest, no later than June 2013.

The enabling legislation also creates a securitization mechanism for local governments to sell their right to receive the State’s payment to a local government-operated joint powers agency, which will then issue bonds with an aggregate principal amount not to exceed $2.25 billion. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn must be used to repay the bonds of the joint powers authority) no later than June 2013.

Constitutional, Legislative and Other Factors

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State’s Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

36

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

In November 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 educations’ minimum funding guarantee for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Appropriations Limit to K-14 education.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State’s initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the California Municipal Securities that the California Bond Fund and the California Money Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur as a result of governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or might impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict the outcome of such litigation or to estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

37

INVESTMENT RESTRICTIONS – EQUITY AND BOND FUNDS

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Equity and Bond Funds and may not be changed without shareholder approval.

No Equity Fund or Bond Fund may:

1.
Other than the California Bond Fund, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.
Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Other than with respect to the Opportunistic Value Fund and the Small Cap Value Fund, to the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.  In addition, the Opportunistic Value Fund may only borrow money from banks.

4.
Other than the Small Cap Value Fund, make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. The Small Cap Value Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.
Other than with respect to the Small Cap Value Fund, purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Small Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Small Cap Value Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6.
Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, except that this restriction shall not be deemed to prohibit the Small Cap Value Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

38

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Other than with respect to the Small Cap Value Fund, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Small Cap Value Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Small Cap Value Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following policies of the Equity and Bond Funds are non-fundamental and may be changed by the Board without a vote of shareholders.

No Equity Fund or Bond Fund may:

1.	Other than with respect to the Small Cap Value Fund, pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.	Invest in companies for the purpose of exercising control.

3.
Other than with respect to the Small Cap Value Fund, purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6.	The Small Cap Value Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

39

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS – MULTI-ASSET FUND

The following investment restrictions apply to the Multi-Asset Fund. The Multi-Asset Fund’s Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Multi-Asset Fund and may not be changed without shareholder approval.

The Multi-Asset Fund may not:

1.
Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, government securities, and securities of other investment companies) to a non-diversified fund.

2.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3.
Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.
Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

40

7.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8.
Concentrate (i.e., invest more than 25% of the Fund’s net assets) in any industry, except that the Fund may invest more than 25% of the Fund’s net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of the Multi-Asset Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Multi-Asset Fund may not:

1.
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

2.	Invest in companies for the purpose of exercising control.

3.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded.

POLICIES OF AFFILIATED UNDERLYING FUNDS

The investment restrictions applicable to the Affiliated Underlying Funds (i.e., the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are as set forth above under “Investment Restrictions – Equity and Bond Funds.”

POLICIES OF UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund has its own investment policies and may pursue investment strategies to the fullest extent permitted by the 1940 Act and such policies. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

41

INVESTMENT RESTRICTIONS – MONEY FUNDS

Except as otherwise noted with an asterisk (*), the restrictions of the Money Fund below are non-fundamental and can be changed as to a Money Fund by the Board without a vote of shareholders.

The Money Funds may not:

1.
*Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.
*Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4.
Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Funds will invest no more than 10% of their net assets in illiquid securities.

5.
*Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.	Invest for the purpose of exercising control or management of another issuer.

7.
Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund’s prospectus and the 1940 Act.

8.	*Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

42

9.
*Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.	Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this Statement of Additional Information.

11.	Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.
*Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.	*Issue senior securities as defined in the 1940 Act.

14.	Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier or Second Tier Securities (otherwise referred to as “Eligible Securities”). An Eligible Security is:

(1)
a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody’s, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers’ parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

43

(3)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4)
a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a “Government Security”). A Second Tier Security is any other Eligible Security.

Each Fund limits its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. Moreover, a Fund’s total holdings of Second Tier Securities will not exceed 5% of its total assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of a Fund’s total assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government Securities will be First Tier Securities at the time the repurchase agreements are executed.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment manager to the Funds or CCM Advisors, LLC (“CCM Advisors”), the investment manager to the AHA Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Trustees other than Vernon C. Kozlen is an “interested person” of the Trust, as defined in the 1940 Act (each, an “Independent Trustee,” and collectively, the “Independent Trustees”).

44

INDEPENDENT TRUSTEES

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet, Esq. CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 71	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	17	None

Victor Meschures*** CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 71	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas, Thompson, Snyder and Pariser, LLP, an accounting firm (1964-present).	17	None

William R. Sweet CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	17	None

James Wolford**** CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 55	Trustee	Since 1999	Chief Financial Officer, Bixby Land Company, a real estate company (2004-present). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	17	None

45

*
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

**
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

[***
Meschures, Campeas, Thompson, Snyder and Pariser, LLP (“MCTSP”), of which Mr. Meschures is a senior partner, had a $500,000 outstanding line of credit with CNB which expired in 2009. Any outstanding balance on the line of credit would have beared interest at the prime rate. The partners of MCTSP, including Mr. Meschures, have formed an investment partnership which had a $300,000 outstanding line of credit with CNB at an interest rate of 1.0% less than the prime rate, which expired in 2009. The other Independent Trustees have determined that Mr. Meschures should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s loans to MCTSP and the investment partnership were made in the ordinary course of business.]

[****
Bixby Land Company (“Bixby”), of which Mr. Wolford is the Chief Financial Officer, had a $25 million revolving line of credit with CNB at an interest rate of 1.10% less than the prime rate, which expired in June 2009. Bixby also had a $5 million construction loan at an interest rate of 0.50% less than the prime rate, which matured in January 2009. Bixby also had a $9.7 million construction loan at an interest rate of 1.10% less than the prime rate to finance construction of an industrial building in Ontario, California. The loan matured in July 2009. In addition, Bixby has obtained two secured loans from CNB. One is a $5.520 million loan secured by a property located in Tempe, Arizona, with a rate of the prime rate plus 0.50%. The loan is due in December 2013 and the outstanding amount of the loan was $[---] million as of December 31, 2009. The second is a loan of $11.25 million which is secured by a property located in San Jose, California, with a rate of the prime rate plus 0.50%. The loan is due December 2015, and the outstanding amount of the loan was $[---] million as of December 31, 2009. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.]

INTERESTED TRUSTEE

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Vernon C. Kozlen*** CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 66	Trustee	Since May 2007	President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	17	None

*
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

46

**
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

***
Mr. Kozlen is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007, and his continuing provision of consulting services to CNB.

OFFICERS

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years
Timothy D. Barto SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Vice President and Assistant Secretary	Since 2000
Attorney, Vice President and Assistant Secretary of SEI Investments (1999-present). Vice President and Assistant Secretary of Administrator (1999-present). Officer of various investment companies administered by Administrator (1999-2004). Assistant Secretary of the Distributor (2003-2004). Vice President of the Distributor (1999-2004).

Joseph M. Gallo SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 36	Vice President and Secretary	Since February 2008
Attorney for SEI Investments (2007-present). Officer of various investment companies administered by SEI Investments Global Funds Services (2007-present). Associate Counsel at ICMA–RC (2004-2007). Assistant Secretary of The VantageTrust Company (2007). Assistant Secretary of The Vantagepoint Funds (2006-2007).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).

Valerie Y. Lewis City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 53	Vice President and Chief Compliance Officer	Since 2005	Chief Compliance Officer, CNAM, Inc. (2005-present). Fund Boards Specialist – Assistant Secretary, Capital Research and Management Company and Capital International, Inc. (1999-2005).

James Ndiaye SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Vice President and Assistant Secretary	Since 2005
Attorney, SEI Investments Company (2004-present). Vice President, Deutsche Asset Management (2003-2004). Associate, Morgan Lewis & Bockius LLP (2000-2003). Assistant Vice President, ING Variable Annuities Group (1999-2000).

Rodney J. Olea City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President	Since 2000	Senior Vice President, CNAM, Inc. (2001-present). Senior Vice President and Director of Fixed Income, CNB (1994-present).

47

Michael T. Pang SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President & Assistant Secretary	Since 2005
Attorney, SEI Investments Company (2005-present). Counsel, Caledonian Bank & Trust’s Mutual Funds Group (2004-2005). Counsel, Permal Asset Management (2001-2004). Associate, Schulte, Roth & Zabel’s Investment Management Group (2000-2001).

Susan S. Rudzinski CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 46	Vice President	Since May 2007
Compliance Director, Convergent Capital Management, LLC (2006-present). Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006). Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

Timothy G. Solberg CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 56	Vice President and Assistant Secretary	Since 2005	Managing Director and Chief Investment Officer, CCM Advisors (2001-present). Director of Marketing and Client Services, Hewitt Investment Group, a Division of Hewitt Associates LLC (1989-2001).

Richard A. Weiss City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 49	President and Chief Executive Officer	Since May 2008
President, CNAM, Inc. (2001-present). Executive Vice President and Chief Investment Officer, CNB (1999-present). Director, City National Securities (2003-present). Executive Vice President and Chief Investment Officer, Sanwa Bank California (1994-1999).

*	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2009, the Audit Committee held [three] meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

48

Effective November 28, 2008 the Board formed an Investment Committee, comprised of all of the Trustees. Various members of the Committee meet quarterly and monitor on an ongoing basis the investment operations of the various series of the Trust, including matters such as the series’ adherence to their investment mandates, historical performance of each investment adviser and sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a series’ sub-advisers proposed by the series’ investment adviser, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2009, the Investment Committee held [---] meetings.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. [The Committee did not meet during the fiscal year ended September 30, 2009.]

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2009.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	[---]	[---]
Victor Meschures	[---]	[---]
William R. Sweet	[---]	[---]
James Wolford	[---]	[---]

49

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Vernon C. Kozlen	[---]	[---]

Trustees, officers, directors and full time employees of the Trust, CNAM, Inc., RCB, the Distributor and affiliates of such companies are not subject to the front end sales charge for Class R shares of the Small Cap Value Fund, as sales to such persons do not involve any sales expense to the Fund or the Distributor.

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ended September 30, 2009.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Irwin G. Barnet	$52,250	N/A	N/A	$52,250
Victor Meschures	$45,000	N/A	N/A	$45,000
William R. Sweet	$47,000	N/A	N/A	$47,000
James Wolford	$45,000	N/A	N/A	$45,000

INTERESTED TRUSTEE

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Vernon C. Kozlen*	$43,000	N/A	N/A	$43,000

*
Although Mr. Kozlen, as an interested Trustee, receives no compensation from the Trust, he receives fees from CNB based on the same formula for compensation paid by the Trust to each Independent Trustee, for serving as a Trustee of the Trust.

INVESTMENT MANAGER

Prior to April 1, 1999, Berkeley Capital Management (“BCM”) served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the “Management Agreement”) dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM, Inc.. CNAM, Inc. employs the same investment personnel that managed the Funds under CNB.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2009, the Investment Manager had approximately $[---] billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $[---] billion in assets under administration, which includes $[---] billion in assets under management, as of December 31, 2009. CNB is a wholly-owned subsidiary of City National Corporation (“CNC”), a New York Stock Exchange listed company.

50

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement with respect to each Fund is in effect for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of any sub-adviser to any of the Funds. Other than with respect to the Small Cap Value Fund, in accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees change a sub-adviser according to certain procedures without soliciting shareholders’ approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

Any reductions made by the Investment Manager in its fees from a Fund are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally seeks reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period. Under a similar arrangement with the RCB Predecessor Fund, RCB has paid certain excess operating expenses of the RCB Predecessor Fund. The right to seek reimbursement of such excess operating expenses was carried over to the Class R shares of the Small Cap Value Fund.

51

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “CNI Charter” by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.

For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended 9/30/09		Fiscal Year Ended 9/30/08		Fiscal Year Ended 9/30/07
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Large Cap Growth Fund*	[---]	[---]	$347,269	N/A	$353,470	N/A
Large Cap Value Fund	[---]	[---]	$705,013	N/A	$742,909	N/A
Opportunistic Value Fund	[---]	[---]	$60,121	$1,176	N/A	N/A
Small Cap Value Fund	[---]	[---]	$352,910	N/A	$576,628	N/A
Multi-Asset Fund**	[---]	[---]	$103,433	N/A	N/A	N/A
Corporate Bond Fund	[---]	[---]	$272,353	N/A	$237,037	N/A
Government Bond Fund	[---]	[---]	$240,577	$39,175	$169,195	$30,790
California Bond Fund	[---]	[---]	$57,629	$34,284	$50,958	$33,613
High Yield Bond Fund	[---]	[---]	$234,228	$28,565	$255,570	$35,099
Prime Money Fund	[---]	[---]	$5,795,736	N/A	$4,074,077	N/A
Government Money Fund	[---]	[---]	$8,036,065	N/A	$6,249,069	N/A
California Money Flund	[---]	[---]	$2,527,506	$583,052	$1,774,939	$493,854

*
These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $13,038, $22,085 and $20,433 for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.

**	The Multi-Asset Fund commenced operations on October 1, 2007.

A summary of the Board’s considerations associated with its approval of the Management Agreement is included in the Trust’s Annual Report for the fiscal year ended September 30, 2009.

52

SUB-ADVISERS

The High Yield Bond Fund

Guggenheim has entered into a sub-advisory agreement effective April 15, 2009 (the “Guggenheim Sub-Advisory Agreement”) with the Investment Manager pursuant to which Guggenheim serves as discretionary investment adviser to the High Yield Bond Fund. The Guggenheim Sub-Advisory Agreement provides that Guggenheim shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Guggenheim Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Guggenheim Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Guggenheim Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days’ written notice to Guggenheim, or by Guggenheim on not less than 60 days’ written notice to the Trust.

Guggenheim is entitled to a fee for its investment advisory services, which is calculated at the following annual rates: [---]

For the year ended September 30, 2009, the Investment Manager paid Guggenheim approximately $[---] in sub-advisory fees.

Until April 15, 2009, Halbis Capital Management (USA), Inc. (“Halbis”) served as investment sub-adviser to the High Yield Bond Fund pursuant to a sub-advisory agreement between the Investment Manager and Halbis (the “Halbis Sub-Advisory Agreement”). As of April 15, 2009, the Halbis Sub-Advisory Agreement was terminated.

A summary of the Board’s considerations associated with its approval of the Guggenheim Sub-Advisory Agreement is included in the Trust’s Semi-Annual Report dated March 31, 2009.

The Opportunistic Value Fund

SKBA serves as sub-adviser of the Opportunistic Value Fund pursuant to a sub-advisory agreement (the “SKBA Sub-Advisory Agreement”) with the Investment Manager.

CNAM, Inc. is responsible for overseeing SKBA. SKBA manages the investments of the Opportunistic Value Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. SKBA may also serve as managers or advisers to other investment companies and other clients, and currently serves as sub-adviser to a portion of the AHA Diversified Equity Fund and to the AHA Socially Responsible Fund, each of which is a series of the Trust.

CNAM, Inc. pays SKBA a fee of 0.45% of the Opportunistic Value Fund’s average daily net assets for its services. The fee is accrued daily and paid monthly. For the year ended September 30, 2009 and the period from June 26, 2008 (the date that the Fund commenced operations) to September 30, 2008, the Investment Manager paid SKBA approximately $[---] and $55,000, respectively, in sub-advisory fees.

53

The SKBA Sub-Advisory Agreement provides that SKBA shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the SKBA Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the SKBA Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The SKBA Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice by either party.

The Trust, the Investment Manager and SKBA are parties to an Expense Limitation and Reimbursement Agreement (the “Limitation Agreement”) pursuant to which the Investment Manager and SKBA agree to limit the total operating expenses of Class E, Institutional Class and Class N shares of the Fund to 0.75%, 1.00% and 1.25% of average net assets (each, an “Expense Cap”), respectively. Under the Limitation Agreement, SKBA is responsible for any reimbursement of expenses to limit the total operating expenses of the Fund in accordance with the Expense Caps.

Under the Limitation Agreement, any fee reduced by SKBA or operating expenses paid by it (collectively, “subsidies”) may be reimbursed by the Fund to SKBA no later than the end of the third fiscal year following the year to which the subsidy relates if the aggregate expenses for that period do not exceed the Expense Cap in effect at the time the subsidies were incurred or any more restrictive limitation to which SKBA has agreed and if the Board of Trustees approves the reimbursement. SKBA may not request or receive reimbursement of subsidies in any year before payment of the Opportunistic Value Fund’s operating expenses for such year and may not cause the Fund to exceed an Expense Cap or any other agreed upon expense limitation for that year in making such reimbursement.

A summary of the Board’s considerations associated with its approval of the SKBA Sub-Advisory Agreement is included in the Trust’s Annual Report for the fiscal year ended September 30, 2009.

The Small Cap Value Fund

RCB has entered into a sub-advisory agreement (the “RCB Sub-Advisory Agreement”) with the Investment Manager. Pursuant to the RCB Sub-Advisory Agreement, RCB serves as discretionary investment adviser to the Small Cap Value Fund. The RCB Sub-Advisory Agreement provides that RCB shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the RCB Sub-Advisory Agreement with respect to the Small Cap Value Fund after its initial two year term must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Small Cap Value Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the RCB Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The RCB Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Small Cap Value Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Small Cap Value Fund, by a majority of the outstanding shares of the Small Cap Value Fund, on not less than 60 days’ written notice to RCB, or by RCB on not less than 60 days’ written notice to the Trust.

54

The Trust, the Investment Manager and RCB are parties to an Expense Limitation and Reimbursement Agreement (the “Limitation Agreement”) pursuant to which the Investment Manager and RCB agree to limit the total operating expenses of Institutional Class, Class N and Class R shares of the Fund to 1.24%, 1.49% and 1.49% of average net assets (each, an “Expense Cap”), respectively. Under the Limitation Agreement, RCB is responsible for any reimbursement of expenses to limit the total operating expenses of the Fund in accordance with the Expense Caps.

Under the Limitation Agreement, any fee reduced by RCB or operating expenses paid by it (collectively, “subsidies”) may be reimbursed by the Fund to RCB no later than the end of the third fiscal year following the year to which the subsidy relates if the aggregate expenses for that period do not exceed the Expense Cap in effect at the time the subsidies were incurred or any more restrictive limitation to which RCB has agreed and if the Board of Trustees approves the reimbursement. RCB may not request or receive reimbursement of subsidies in any year before payment of the Fund’s operating expenses for such year and may not cause the Fund to exceed an Expense Cap or any other agreed upon expense limitation for that year in making such reimbursement.

RCB is entitled to a fee for its investment advisory services to be paid by CNAM, Inc., which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Small Cap Value Fund. For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Investment Manager paid RCB approximately $[---], $352,910 and $576,628, respectively, in sub-advisory fees.

The use of the name “RCB” by the Trust is pursuant to the consent of RCB, which may be withdrawn if RCB ceases to be the investment adviser to the Small Cap Value Fund.

A summary of the Board’s considerations associated with its approval of the RCB Sub-Advisory Agreement is included in the Trust’s Annual Report for the fiscal year ended September 30, 2009.

PORTFOLIO MANAGERS

Information regarding CNAM, Inc. and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2009.

CNAM, Inc.

CNAM, Inc. manages the investment portfolios of the Large Gap Growth Fund, Large Cap Value Fund, Multi-Asset Fund, Corporate Bond Fund, Government Bond Fund and California Bond Fund.

55

The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Large Cap Growth Fund

The individuals with responsibility for managing the Large Gap Growth Fund are Richard A. Weiss and Brian L. Garbe. Messrs. Weiss and Garbe managed the following accounts (including the Large Gap Growth Fund):

Mr. Weiss:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

Mr. Garbe:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

[Mr. Garbe owns shares of the Large Cap Growth Fund worth $50,001 -$100,000. Mr. Weiss does not own any shares of the Fund.]

Large Cap Value Fund

The individuals with primary responsibility for managing the Large Gap Value Fund are Richard A. Weiss and Brian L. Garbe. Additional information about Messrs. Weiss and Garbe is set forth above under “Large Cap Growth Fund”.

[Mr. Weiss owns shares of the Large Cap Value Fund worth $10,001 - $50,000. Mr. Garbe owns shares of the Large Cap Value Fund worth $50,001 - $100,000.]

56

Multi-Asset Fund

The individuals with primary responsibility for managing the Multi-Asset Fund are Barbara Bruser and William C. Miller. Ms. Bruser and Mr. Miller manage the following accounts (including the Multi-Asset Fund):

Ms. Bruser:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

Mr. Miller:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

[Ms. Bruser owns shares of the Multi-Asset worth $50,001 - $100,000. Mr. Miller does not own any shares of the Multi-Asset Fund.]

Corporate Bond Fund

The individuals with primary responsibility for managing the Corporate Bond Fund are Rodney J. Olea and William C. Miller. Additional information about Mr. Miller is set forth above under “Multi-Asset Fund.” Mr. Olea manages the following accounts (including the Corporate Bond Fund):

Mr. Olea:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

[Mr. Olea owns shares of the Corporate Bond Fund worth $10,001 - $50,000. Mr. Miller does not own any shares of the Corporate Bond Fund.]

Government Bond Fund

The individuals with primary responsibility for managing the Government Bond Fund are Rodney J. Olea and Paul C. Single. Additional information about Mr. Olea is set forth above under “Corporate Bond Fund.” Mr. Single managed the following accounts (including the Government Bond Fund):

57

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

[Neither Mr. Olea nor Mr. Single owns any shares of the Government Bond Fund.]

California Bond Fund

The individuals with primary responsibility for managing the California Bond Fund are Rodney J. Olea and Gregory Kaplan. Additional information about Mr. Olea is set forth above under “Corporate Bond Fund.” Mr. Kaplan managed the following accounts (including the California Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

[Neither Mr. Olea nor Mr. Kaplan owns any shares of the California Bond Fund.]

RCB

RCB manages the investment portfolio of the Small Cap Value Fund. The individuals with primary responsibility for managing the Fund are Jeffrey Bronchick and Thomas D. Kerr. Messrs. Bronchick and Kerr managed the following accounts (including the Small Cap Value Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

Compensation for each of Messrs. Bronchick and Kerr is based on a combination of a competitive salary; a share in a bonus pool based on the profitability of the company and distributed according to a combination of contribution, peer review and other factors; and a pro rata share of available corporate profits as each is a principal of the firm. The bonus is paid annually at year-end.

[Mr. Bronchick owns shares worth over $1,000,000, and Mr. Kerr owns shares worth $50,001 -$100,000, of the Small Cap Value Fund.]

58

Guggenheim

Guggenheim manages the investment portfolio of the High Yield Bond Fund. The individual with primary responsibility for managing the Fund is Richard A. Lindquist. Mr. Lindquist managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed*	Total Assets (millions)*	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies	[---]	$[---]	0	$0
Other Pooled Investment Vehicles	[---]	$[---]	0	$0
Other Accounts	[---]	$[---]	0	$0

[*	These figures represent accounts of both Guggenheim and Guggenheim Partners LLC.]

[Mr. Lindquist’s compensation consists of [---].]

[Mr. Lindquist does not own any shares of the High Yield Bond Fund.]

SKBA

The individuals with responsibility for managing the Fund are Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA. Messrs. Bischel, Kaplan, Rothe and Zuck and Ms. Mann manage the following accounts (including SKBA’s portion of the AHA Diversified Equity Fund and AHA Socially Responsible Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	0	$0
Other Pooled Investment Vehicles:	[---]	$[---]	0	$0
Other Accounts:	[---]	$[---]	0	$0

The senior investment professionals of SKBA, including Messrs. Kaplan, Bischel, Rothe and Zuck and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to their investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.

[None of Messrs. Kaplan, Rothe, Bischel and Zuck and Ms. Mann owns any shares of the Fund.]

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

59

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, except for RCB which generally provides for allocation in a random manner.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.

The Multi-Asset Fund may invest in affiliated funds (i.e., the CNI Funds or the AHA Funds, for which the Investment Manager or its affiliate serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager’s investment decisions with respect to the Multi-Asset Fund could negatively affect Affiliated Underlying Funds. For instance, the Multi-Asset Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund’s transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliate serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Multi-Asset Fund, a conflict of interest may arise in connection with the increased incentive for the Multi-Asset Fund’s portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

60

If the Multi-Asset Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Multi-Asset Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Multi-Asset Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Multi-Asset Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Multi-Asset Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust as follows:  0.065% of the first $2.5 billion in Assets; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; 0.025% of Assets exceeding $5 billion but not exceeding $7.5 billion; and 0.02% of Assets exceeding $7.5 billion.  Each Fund is subject to a minimum annual fee of $90,000.  The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund’s shares. Any such waiver is voluntary and may be terminated at any time in the Administrator’s sole discretion.

For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Funds paid the following administrative fees:

61

Fund	Fiscal Year Ended 9/30/09		Fiscal Year Ended 9/30/08		Fiscal Year Ended 9/30/07
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Large Cap Growth Fund*	$[---]	[N/A]	$24,429	N/A	$28,339	N/A
Large Cap Value Fund	$[---]	[N/A]	$51,942	N/A	$62,503	N/A
Opportunistic Value Fund	$[---]	[N/A]	$[---]	[N/A]	N/A	N/A
Small Cap Value Fund	$[---]	[N/A]	$19,004	N/A	$35,597	N/A
Multi-Asset Fund**	$[---]	[N/A]	$9,327	N/A	N/A	N/A
Corporate Bond Fund	$[---]	[N/A]	$31,012	N/A	$30,918	N/A
Government Bond Fund	$[---]	[N/A]	$29,613	N/A	$24,217	N/A
California Bond Fund	$[---]	[N/A]	$15,531	N/A	$16,329	N/A
High Yield Bond Fund	$[---]	[N/A]	$15,995	N/A	$20,257	N/A
Prime Money Fund	$[---]	[N/A]	$1,054,891	N/A	$847,828	N/A
Government Money Fund	$[---]	[N/A]	$1,406,548	N/A	$1,253,651	N/A
California Money Fund	$[---]	[N/A]	$523,440	N/A	$438,442	N/A

*
These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $821, $1,441 and $1,463 (with $130 in fees waived) in administrative fees for the fiscal period ended April 16, 2007 and the fiscal years ended September 30, 2006 and 2005, respectively.

**	The Multi-Asset Fund commenced operations on October 1, 2007.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund, Class S shares of the Money Funds and Class R shares of the Small Cap Value Fund, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc., that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, SEI Investments Management Corporation (the “Transfer Agent”), a wholly owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.

62

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the “Custodian”) of the Funds’ assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds’ federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

Bingham McCutchen LLP serves as counsel to the Trust. The address of Bingham McCutchen LLP is 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

63

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. [On September 30, 2009, the Opportunistic Value Fund did not hold shares of any of the Trust’s regular brokers or dealers (it did not in 2008).] [On September 30, 2009, the Prime Money Market Fund, Government Money Market Fund, Corporate Bond Fund, Government Bond Fund, Large Cap Value Fund, Large Cap Growth Fund and Multi-Asset Fund held securities of the Trust’s “regular brokers or dealers” as follows:]

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Prime Money Market Fund	[---]	$[---]

Government Money Market Fund	[---]	$[---]

Corporate Bond Fund	[---]	$[---]

64

Government Bond Fund	[---]	$[---]
Large Cap Value Fund

Large Cap Growth Fund	[---]
Multi-Asset Fund	[---]	$[---]

BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:

Year Ended September 30, 2009	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
[---]	$[---]	[N/A]	[N/A]	[N/A]
[---]	$[---]	[N/A]	[N/A]	[N/A]
[---]	$[---]	[N/A]	[N/A]	[N/A]
[---]	$[---]	[N/A]	[N/A]	[N/A]

Year Ended September 30, 2008	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Large Cap Growth Fund	$40,813	N/A	N/A	N/A
Large Cap Value Fund	$114,616	N/A	N/A	N/A
Small Cap Value Fund	$185,367	N/A	N/A	N/A
Multi-Asset Fund	$45,246	N/A	N/A	N/A

Year Ended September 30, 2007	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Large Cap Growth Fund*	$41,167	N/A	N/A	N/A
Large Cap Value Fund	$80,967	N/A	N/A	N/A
Small Cap Value Fund	$194,530	N/A	N/A	N/A

*
These amounts do not include brokerage commissions paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. The Technology Growth Fund paid $2,373 and $4,757 in brokerage commissions for the fiscal period ended April 16, 2007 and the fiscal year ended September 30, 2006, respectively.

65

Of the total brokerage commissions paid by the [Fund(s)] during the fiscal year ended September 30, 2009, a total of $[---] [(100% in each case)], respectively, was paid to firms which provided research services to the Investment Manager as well as execution services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Funds’ net asset values per share are determined (each a “Business Day”), the Money Funds’ net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund’s distributions.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

66

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

As of [Date], the unused capital loss carryforwards for each Fund were approximately as follows: [Fund], [amount]; [Fund], [amount]; and [Fund], [amount]. For U.S. federal income tax purposes, these amounts are generally available to be applied against future capital gains, if any, realized by the applicable Fund prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Fund	2009	2010	2011	2012	2013	2014	2015	2016
[fund]	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
[fund]	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
[fund]	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

67

If, in any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

68

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

69

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

70

Investments in Other Regulated Investment Companies

The Multi-Asset Fund invests in other regulated investment companies. It will not be able to offset gains distributed by an underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses (although if, at any time, the Multi-Asset Fund has an overall unrealized loss on the shares of one of the funds in which it invests, it may be able to realize some or all of that loss by redeeming fund shares). The Multi-Asset Fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation of its assets among underlying funds, could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Multi-Asset Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to the Multi-Asset Fund and therefore may not be offset by any capital losses incurred by the Multi-Asset Fund, which may result in more ordinary dividends for shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if Multi-Asset Fund had invested directly in the underlying securities held by the funds in which it invests. As a result of these factors, the use of the fund-of-funds structure by the Multi-Asset Fund could adversely affect the amount, timing and character of distributions to its shareholders. The Multi-Asset Fund also will not be eligible to pass through foreign taxes or to pay exempt-interest dividends regardless of the composition of the assets of the funds in which it invests.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a Fund are exempt from regular federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction.

71

Special rules, however, apply to certain dividends paid to individuals. With respect to taxable years beginning on or before December 31, 2010, certain dividends may be treated as “qualified dividend income,” which is subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. “Qualified dividend income” is not actually treated as capital gain, however, and thus is not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The portion of dividends eligible to be treated as “qualified dividend income” will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to “qualified dividend income” received by the Fund; or (ii) the portion of the dividends paid by a Fund in a particular taxable year that is attributable to “qualified dividend income” received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

72

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution (other than daily dividends paid by the Money Funds or the Bond Funds) should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because certain Funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in those Funds is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a Fund that distributes exempt-interest dividends and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Shareholders holding shares in a Money Fund will not have any gain or loss on a sale or exchange so long as the Money Fund maintains a net asset value of $1.00 per share.

73

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds (except for proceeds from redemptions of Money Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

74

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning before January 1, 2010, the 30% withholding tax also will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

CALIFORNIA INCOME TAX

So long as a Fund continues to qualify as a regulated investment company under the Code, the Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

Each of the California Bond Fund and the California Money Fund intends to invest its assets so that at the close of each quarter of its fiscal year at least 50% of the value of its assets will consist of California municipal securities and other obligations the income from which is exempt from both federal income taxes and California state personal income taxes (“California Municipal Securities”). So long as a Fund continues to qualify as a regulated investment company and satisfies that 50% test, the exempt-interest dividends paid by the Fund to individual shareholders that are attributable to interest on California Municipal Securities will be exempt from California personal income tax. For purposes of California personal income taxes, ordinary dividends and exempt-interest dividends attributable to interest on other types of obligations will be taxed as dividends, and distributions of net capital gain will be taxed as long-term capital gains. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Bond Fund or the California Money Fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends from the California Bond Fund or the California Money Fund will not be exempt from California corporate income or franchise taxes.

75

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

SHARE PRICE CALCULATION

THE EQUITY FUNDS, THE BOND FUNDS AND THE MULTI-ASSET FUND

With respect to the Equity Funds, the Bond Funds and the Multi-Asset Fund, the net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. With respect to the Multi-Asset Fund, the net asset value per share of each Underlying Fund is calculated as described in its prospectus and statement of additional information.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

76

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY FUNDS

The Money Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Funds’ investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.

77

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Fund’s net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds, the Class S shares of the Money Funds and the Class R shares of the Small Cap Value Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N, Class S and Class R shares provides that the Trust will pay the Distributor a fee of up to 0.50% of the average daily net assets of each Fund’s Class N, Class S and Class R shares that the Distributor can use to compensate broker-dealers and service providers, including the Investment Manager and affiliates of the Distributor, that provide distribution-related services to the Class N, Class S and Class R shareholders or to their customers who beneficially own the Class N, Class S and Class R shares. During the fiscal year ended September 30, 2009, the annual distribution fee rate for the Equity Funds’ and the Bond Funds’ Class N shares (other than the High Yield Bond Fund) was 0.25%. The annual distribution fee rate for the Class N shares of the High Yield Bond Fund was 0.30%. The annual distribution fee rate for the Small Cap Value Fund’s Class R shares was 0.25%. The annual distribution fee rate for the Money Funds’ Class N and Class S shares was 0.50%.

78

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the Financial Industry Regulatory Authority, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

79

For the fiscal year ended September 30, 2009, the Funds paid the Distributor the following distribution fees under the Plan.

Fiscal Year Ended September 30, 2009	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Class N Shares
Large Cap Growth Fund	$[---]	$[---]
Large Cap Value Fund	$[---]	$[---]
Opportunistic Value Fund	$[---]	$[---]
Small Cap Value Fund	$[---]	$[---]
Multi-Asset Fund	$[---]	$[---]
Corporate Bond Fund	$[---]	$[---]
Government Bond Fund	$[---]	$[---]
California Bond Fund	$[---]	$[---]
High Yield Bond Fund	$[---]	$[---]
Prime Money Fund	$[---]	$[---]
Government Money Fund	$[---]	$[---]
California Money Fund	$[---]	$[---]
Class S Shares
Prime Money Fund	$[---]	$[---]
Government Money Fund	$[---]	$[---]
California Money Fund	$[---]	$[---]
Class R Shares
Small Cap Value Fund	$[---]	$[---]

In addition, $24,227 in unreimbursed expenses with respect to Class R of the RCB Fund, representing 0.10% of the Fund’s assets as of September 30, 2008, were incurred under the Plan and carried over for future use by the Fund pursuant to the Plan.

SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Funds’ average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

80

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007 pursuant to the Shareholder Services Agreement, the Class N, Class S, Class R and Institutional Class shares of the Funds paid CNB the following fees:

Fees Paid, Fiscal Year Ended 9/30/09	Class N	Class S	Class R	Institutional Class
Large Cap Growth Fund*	$[---]	N/A	N/A	$[---]
Large Cap Value Fund	$[---]	N/A	N/A	$[---]
Opportunistic Value Fund	$[---]	N/A	N/A	$[---]
Small Cap Value Fund	$[---]	N/A	$[---]	$[---]
Multi-Asset Fund	$[---]	N/A	N/A	$[---]
Corporate Bond Fund	$[---]	N/A	N/A	$[---]
Government Bond Fund	$[---]	N/A	N/A	$[---]
California Bond Fund	$[---]	N/A	N/A	$[---]
High Yield Bond Fund	$[---]	N/A	N/A	$[---]
Prime Money Fund#	$[---]	$[---]	N/A	$[---]
Government Money Fund#	$[---]	$[---]	N/A	$[---]
California Money Fund#	$[---]	$[---]	N/A	$[---]

Fees Paid, Fiscal Year Ended 9/30/08	Class N	Class S	Class R	Institutional Class
Large Cap Growth Fund	$34,132	N/A	N/A	$99,433
Large Cap Value Fund	$35,106	N/A	N/A	$249,173
Small Cap Value Fund	$16,047	N/A	$75,304	$12,445
Multi-Asset Fund**	$29,284	N/A	N/A	$22,433
Corporate Bond Fund	$1,935	N/A	N/A	$168,285
Government Bond Fund	$7,030	N/A	N/A	$155,617
California Bond Fund	$1,970	N/A	N/A	$83,135
High Yield Bond Fund	$49,121	N/A	N/A	$38,476
Prime Money Fund	$2,079,008	$1,158,855	N/A	$1,251,384
Government Money Fund	$4,790,885	$604,401	N/A	$150,161
California Money Fund	$1,534,660	$296,058	N/A	$337,480

Fees Paid, Fiscal Year Ended 9/30/07	Class N	Class S	Class R	Institutional Class
Large Cap Growth Fund*	$32,720	N/A	N/A	$103,230
Large Cap Value Fund	$38,664	N/A	N/A	$260,896
Small Cap Value Fund	$27,633	N/A	$114,455	$27,507

81

Corporate Bond Fund	$2,954	N/A	N/A	$145,194
Government Bond Fund	$5,703	N/A	N/A	$110,567
California Bond Fund	$2,580	N/A	N/A	$75,726
High Yield Bond Fund	$51,584	N/A	N/A	$45,305
Prime Money Fund#	$1,273,971	$784,920	N/A	$1,046,281
Government Money Fund#	$3,537,626	$471,823	N/A	$112,418
California Money Fund#	$1,131,200	$213,245	N/A	$233,435

*
These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal period ended April 16, 2007, the Technology Growth Fund Class N and Institutional Class shares paid CNB $2,016 and $1,818, respectively.

**	The Multi-Asset Fund commenced operations on October 1, 2007.

#	CNB waived additional fees for Class N and Class S in order to maintain the Money Funds’ yields.

As a Participating Organization, City National Securities, Inc. (“CNS”), a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS.

For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007 pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

Fund	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/07
Large Cap Growth Fund*	$[---]	$33,948	$34,366
Large Cap Value Fund	$[---]	$34,962	$39,826
Opportunistic Value Fund	$[---]		N/A
Small Cap Value Fund	$[---]	$16,077	$27,932
Multi-Asset Fund	$[---]	$29,711	N/A
Corporate Bond Fund	$[---]	$1,955	$2,976
Government Bond Fund	$[---]	$7,010	$6,031
California Bond Fund	$[---]	$1,976	$2,491
High Yield Bond Fund	$[---]	$48,986	$51,766
Prime Money Fund	$[---]	$3,206,531	$2,124,364
Government Money Fund	$[---]	$5,340,612	$4,048,557
California Money Fund	$[---]	$1,830,020	$1,317,072

*
These amounts do not include fees paid by the Technology Growth Fund, which reorganized into the Large Cap Growth Fund effective April 16, 2007. For the fiscal years ended September 30, 2007, 2006 and 2005, CNB paid CNS $927, $3,513 and $3,424, respectively, with respect to Technology Growth Fund shares.

DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Small Cap Value Fund, some or all of which is reallowed to retail dealers, as follows:

Your investment	Dealer Commission as a % of offering price
Less than $50,000	3.50%
$50,000 but less than $100,000	3.00%
$100,000 but less than $200,000	2.50%
$200,000 but less than $300,000	2.00%
$300,000 but less than $500,000	1.00%
$500,000 or more	None

82

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment manager, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described in the Prospectus.

CODE OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted a code of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings or described below.

The Investment Manager and the Administrator receive information regarding the Fund’s portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No earlier than 60 days and no later than 65 days after the end of each first and third fiscal quarter of the Trust, the Administrator includes lists of the Funds’ complete portfolio holdings as of the end of such quarter on the Trust’s website. The Trust also files the Funds’ complete portfolio schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Trust’s website. Certain other general information regarding the portfolio holdings of the Funds may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Trust’s website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Trust’s portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.  Any unauthorized use known to the Investment Manager or the Sub-Advisers of non-public information by entities under item (3) above shall be reported by the CCO to the Board of Trustees at the next regular Board meeting.  Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

83

As of December 31, 2009, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust’s portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which each Fund’s portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Fund and its shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Trust’s website.

Neither the Trust nor any of its investment advisers, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust’s investment advisers, Sub-Advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Small Cap Value Fund to RCB, to SKBA for voting proxies of the Opportunistic Value Fund and to Guggenheim for voting proxies of the High Yield Bond Fund.

84

A conflict of interest may be deemed to occur when CNAM, Inc., Guggenheim, RCB, SKBA or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise CNAM, Inc.’s, Guggenheim’s, RCB’s or SKBA’s independence of judgment and action in judging the proxy. If such a conflict occurs, CNAM, Inc., Guggenheim, RCB or SKBA is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Multi-Asset Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Multi-Asset Fund will cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.cnicharterfunds.com, and (3) on the SEC’s website at www.sec.gov.

The proxy voting policies of CNAM, Inc., Guggenheim, RCB and SKBA are included as Appendix B below.

GENERAL INFORMATION

The Trust was organized as a statutory trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class N and Institutional Class), other than (a) the Money Funds, which also offer Class S shares, (b) the Small Cap Value Fund, which also offers Class R shares, and (c) the Opportunistic Value Fund, which also offers Class E shares. Currently, the Trust offers shares of 17 series, including the 12 series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

85

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[As of January [--], 2010,] the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

[Fund Name]

Shareholder	Percentage of Total Outstanding Shares of Fund
[--]	[---]%

[As of January [--], 2010,] the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

[Fund Name]

Shareholder	Class	Percentage of Total Outstanding Shares of Class
[---]	[---]	[---]%
[---]	[---]	[---]%
[---]	[---]	[---]%
[---]	[---]	[---]%

86

 [As of January [---], 2010, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.]

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Money Funds’ investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

87

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35%, the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

88

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity and Bond Funds may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds (other than the Small Cap Value Fund) subject to the satisfaction of enhanced due diligence. The Small Cap Value Fund does not accept investments by non-U.S. persons.

89

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

90

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus of the Funds and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ended September 30, 2009, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of KPMG as experts in accounting and auditing.

91

APPENDIX A – RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor’s Ratings Group (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

Standard & Poor’s Rating Group

Long-Term Credit Ratings

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

A-1

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Short-Term Credit Ratings

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa
Obligations which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-2

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings with some prospect of recovery of principal and interest.

C	Obligations which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

A-3

Short-Term Ratings

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Credit Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because obligations rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A-4

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

RD
Issuers of obligations rated RD have failed to make interest and/or principal payments (within the applicable grace period) on some material financial obligations, but continue to honor other classes of obligations.

D
Obligations rated D are in actual default of interest and/or principal payments on all of its financial obligations. Such obligations are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category, categories below CCC or short-term ratings below F-1.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

A-5

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

A-6

APPENDIX  B – PROXY VOTING POLICIES

CNAM, Inc. Proxy Voting Policy

Policy

It is the policy of City National Asset Management, Inc. (CNAM, Inc.) to exercise the duties of care and loyalty with respect to proxy voting. Under the duty of care, CNAM, Inc. will monitor corporate events and vote proxies. Under the duty of loyalty, CNAM, Inc. will cast proxy votes in a manner consistent with the best interest of its clients and not subrogate the clients’ interests to its own.

Procedure

CNAM, Inc. has hired Institutional Shareholder Services (ISS) to vote proxies on its behalf with respect to portfolio equity securities for which CNAM, Inc. serves as investment adviser. ISS is a registered investment adviser and provider of proxy voting and corporate governance services. Its core business is analyzing proxies and issuing informed research and objective vote recommendations. Its research and proxy voting policies are designed on the premise that good corporate governance ultimately results in increased shareholder value. CNAM, Inc. has adopted the proxy voting guidelines of ISS as the proxy voting policies of CNAM, Inc. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (i) any issue or proposal designated in the guidelines to be voted on a “case by case basis” and (ii) any issue or proposal not listed in the guidelines according to ISS’ recommendation.

CNAM, Inc. (if it has retained the authority to vote proxies) may determine that it is in a Fund’s best interest not to vote proxies received. Circumstances in which CNAM, Inc. may determine not to vote proxies include the following:

           (a) If CNAM, Inc. determines that the Fund no longer holds securities of the issuer, or the value of a Fund’s economic interest or portfolio holding in the issuer is insignificant (generally less than 0.05% of the issuer’s outstanding securities) and is unlikely to influence the ultimate outcome of the shareholder vote.

           (b) If a cost-benefit analysis indicates that the cost of voting a proxy would exceed any reasonably anticipated benefits to the fund of the proxy proposal.

           (c) If, in the case of securities of a foreign issuer, it is not practicable to obtain relevant information, to vote such securities or arrange for a proxy to do so, or voting would result in undesirable trading restrictions on such securities.

Written records of determinations not to vote proxies shall be retained in CNAM, Inc.’s records.

If the Multi-Asset Fund series of the Trust acquires shares of an investment company, including any other series of the Trust (an “Acquired Fund”), with respect to any proxies solicited by the Acquired Fund the Multi-Asset Fund shall vote the shares of the Acquired Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.  CNAM, Inc. shall instruct ISS to vote shares of affiliated and unaffiliated funds held by the Multi-Asset Fund in the same percentage as the shares voted by the other shareholders of such funds.

CNAM, Inc. Voting Authority – CNAM, Inc. reserves the right to withdraw any proxy item(s) from ISS and to vote the proxy item(s) on its own, if CNAM, Inc. determines that no material conflict of interest exists. The proxy item(s) will be submitted to CNAM, Inc.’s Management Committee which will determine the vote for each of the proposals in question in accordance with the policy stated above.

The Committee will use the following conflict of interest procedures to determine whether CNAM, Inc. has a material conflict of interest:1

The Management Committee will determine whether CNAM, Inc. or its affiliates have a significant business or personal/family relationship that could give rise to a conflict of interest. The Committee will make a reasonable investigation of information relating to conflicts of interest. The Committee will rely on information about CNAM, Inc. and its affiliates that is publicly available or that is generally known by CNAM, Inc. employees, and other information actually known by a member of the Committee. Absent actual knowledge, the Committee will not investigate possible conflicts where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. Each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge, but which have not been identified by the Committee pursuant to this policy.

If a director, officer or employee of CNAM, Inc. or its affiliates not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the Committee and the Committee shall contact Legal Counsel who will be asked to recommend an appropriate course of action.

If it is determined that a material conflict of interest exists, the Committee will not vote and the proxy item(s) will be returned to ISS for voting in accordance with ISS’ guidelines. Any such determination is subject to the “Recordkeeping” requirements described below.

CNAM, Inc. Oversight

a.	At least annually, CNAM, Inc.’s Chief Compliance Officer will review a sample of ISS’ voting record to verify that proxy votes are being cast in accordance with CNAM, Inc.’s adopted guidelines.
b.	ISS’ Voting Guidelines will be reviewed by the Management Committee annually.

1 For this purpose, a “conflict of interest” shall be deemed to occur when an adviser or sub-adviser or an affiliated person of an adviser or sub-adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a fund, other than the obligation the adviser or sub-adviser incurs as investment adviser to the fund, which may compromise the adviser’s or sub-adviser’s independence of judgment and action in voting the proxy.

CNI Charter Funds Board Reporting

a.
At least annually, CNAM, Inc. and each sub-adviser with authority to vote proxies on behalf of any Fund for which CNAM, Inc. has oversight (the “CNAM, Inc. Sub-Advisers”) shall present to the CNI Charter Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, CNAM, Inc. and each CNAM, Inc. Sub-Adviser may indicate that it has made no material changes to any of these documents. CNAM, Inc. and each CNAM, Inc. Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.
At least annually, CNAM, Inc. and each CNAM, Inc. Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that CNAM, Inc. or a CNAM, Inc. Sub-Adviser has identified as involving a conflict of interest, CNAM, Inc. or the CNAM, Inc. Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:
a.	proxy voting procedures and policies, and all amendments, will be maintained by CNAM, Inc. Chief Compliance Officer;
b.
ISS will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). CNAM, Inc. has obtained an undertaking from ISS to provide such information promptly upon request. CNAM, Inc.’s Director of Research will also receive quarterly reports from ISS for the equity funds for which CNAM, Inc. has investment discretion, as described above.

c.
a record of all client requests for proxy voting information and the subsequent responses will be maintained by the CNAM, Inc.’s Chief Compliance Officer. Any requests received by other CNAM, Inc. staff members should be forwarded to the Chief Compliance Officer.

d.
records memorializing the determination to withdraw a vote from ISS and the basis for CNAM, Inc.’s voting decision will be maintained by the Management Committee a copy of which will be provided to CNAM, Inc.’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-1A, CNAM, Inc. and each CNAM, Inc. Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of any Fund.

Guggenheim Investment Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.           Introduction/Purpose

Guggenheim Investment Management, LLC (“GIM”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how GIM votes proxies with respect to certain securities held in accounts of its clients.

II.           Proxy Voting Responsibilities

The portfolio managers, under the auspices of the Head Trader (“Head Trader”), shall be responsible for evaluating and voting proxies in accordance with these Proxy Policies.  The portfolio manager, in consultation with the Head Trader, shall be responsible for identifying any material conflicts of interest on the part of GIM or its personnel that may affect particular proxy votes and resolving any material conflicts identified.  The operations director and the Head Trader are responsible for administering, overseeing and recommending updates to these Proxy Policies as may be appropriate from time to time.

In addition, the operations director and the Head Trader (in consultation with the Chief Compliance Officer (“CCO”) or senior management of GIM, as may be necessary) shall be responsible for: assisting portfolio managers in analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below; and making and keeping all required records with respect to proxies voted by GIM.

III.           Proxy Guidelines

Generally, GIM will vote proxies in manner which it believes is in the best interests of its clients.

IV.           Conflicts of Interest

GIM recognizes that there may be a potential conflict of interest when it votes a proxy. To that end, GIM has implemented these additional procedures to address certain votes that may be may be subject to a material conflict of interest, including: (a) evaluating the nature of GIM’s and its employees’ material business and personal relationships (and those of its affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (b) prohibiting employees involved in the decision making process or vote administration from revealing how GIM intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, reviewing its proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service.

In circumstances in which GIM considers the recommendation of third party research services, the operations director will take reasonable steps to verify that the third party research service is in fact independent, based on all of the relevant facts and circumstances. This includes among other things, analyzing whether the third party research service: (a) has the capacity and competency to adequately analyze the specific proxy issues; and (b) can make such recommendations in an impartial manner and in the best interests of GIM’s clients.

V.         When GIM May Not Vote Proxies

GIM may abstain from voting proxies in certain circumstances, including situations where: (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; (c) GIM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client; or (d) if, in the opinion of GIM, insufficient information is provided regarding the proposal.

VI.           Proxies of Certain Non-U.S. Issuers

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent GIM from voting such proxies. For example, GIM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require GIM to provide local agents with power of attorney prior to implementing GIM’s voting instructions. Although it is GIM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

VII.           Proxy Voting Records

Clients may obtain information about how GIM voted proxies on their behalf by contacting their GIM administrative representative. Alternatively, clients may make a written request for proxy voting information to: Chief Compliance Officer, Guggenheim Investment Management, LLC, 135 East 57th Street, New York, NY 10022.

VIII.           Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, GIM will maintain the following records: (a) a copy of these Proxy Policies, as they may be amended from time to time; (b) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system; (c) a record of each proxy vote cast on behalf of its clients;  (d) a copy of  internal documents created by GIM that were material to making the decision how to vote proxies on behalf of its clients; and (e) each written client request for information on how GIM voted proxies on behalf of the client and all written responses by GIM to oral or written client requests for such proxy voting information.

IX.          Policy Summary

GIM will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary.  A copy of these materials will be provided promptly to clients on request.

REED CONNER & BIRDWELL LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

February, 2008

POLICY

Reed Conner & Birdwell (“RCB”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  RCB manages both equity and fixed income securities for its clients and will hold voting securities (or securities for which shareholder action is solicited) in a client account.  Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, RCB will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.  RCB will perform a check to ensure that all proxies which need to be voted are received by RCB.  In the event it is not received, RCB will contact the custodian.  However, if it is not received in sufficient time it may not get voted.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, RCB’s concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  RCB will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by RCB to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

PROCEDURES

RCB’s Operations Department, in consultation with senior management, is responsible for ensuring that all proxies received by RCB are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between RCB’s interests and the client’s, RCB will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  When a client does not respond to such a conflict disclosure request or denies the request, RCB will abstain from voting the securities held by that client’s account.

We do not anticipate a material number of such conflicts of interest during our management of the Fund. Conceptual conflicts may include:

1.
RCB, in its marketing efforts to separately managed accounts, may solicit business for the corporate pension assets and/or personal assets of senior management of a company that is owned by the Fund or others of its separately managed accounts.  If RCB is successful in winning the business, RCB could then own the stock of a company in the Fund portfolio and manages assets for that same company or for senior management of that company.

2.	Alternatively, RCB may already manage assets or other similar accounts for a company, and subsequently determine that the company’s stock merits inclusion in the RCB portfolio.

In the event where a conflict should arise, the Firm will continue to vote the proxy in the best interest of its clients.

The Compliance Department is responsible for ensuring that all corporate actions received by RCB are addressed in a timely manner and consistent action is taken across all portfolios.

DIMINIMUS CONDITIONS

RCB may determine that it is in the client’s best interest not to vote proxies received.  Circumstances in which the Adviser may determine not to vote proxies include the following:

(a)  If RCB determines that the client no longer holds securities of the issuer; or

(b) If the value of a client’s economic interest or RCB’s beneficial interest is insignificant (generally less than .05% of the issuer’s outstanding securities) and is unlikely to influence the ultimate outcome of the shareholder vote; or

(c)  If, in the case of securities of a foreign issuer, it is not practicable to obtain relevant information, to vote such securities or arrange for a proxy to do so, or voting would result in undesirable trading restrictions on such securities.

Written records of determinations not to vote proxies shall be retained in the records of the Compliance Department.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, RCB will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that RCB may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by RCB that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

RCB will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will advise clients how they may obtain information on how RCB voted their securities.  Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to RCB.

GUIDELINES

Each proxy issue will be considered individually and on a case-by-case basis. RCB’s decisions are governed by its primary duty to safeguard and promote the interests of the accounts and their beneficiaries.  In keeping with this duty, it is the policy of RCB to vote in favor of those proposals, which advance the sustainable economic value of the companies, and thus the shareholders whose securities are held.

RCB has always taken an aggressive corporate governance stance and has used its proxy voting power as well as proactive communication with management of its holdings to convey its views on what it believes to be the rational course of action to be followed in order to create long-term shareholder value. Each company owned in portfolios managed by RCB faces different issues and RCB often encounters very different philosophies and operating styles by which a company expects to achieve such shareholder value.

This being the case:

1.
RCB generally casts proxy votes against issues that seek to entrench the Board and management of a company through anti-takeover measures, staggered Board terms, super majority requirements and poison pill provisions.

2.	RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3.	RCB will not vote shares in the Fund portfolio in favor of any “social” issues unless such issues happen also, in RCB’s judgment, to directly advance shareholder value.

4.
RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors; hold directors and management accountable for performance; allow shareholders to directly vote on takeover proposals by third parties.

SKBA PROXY POLICY

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management’s nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management’s recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

1.	create more than one class of directors.

2.	create staggered terms for Board members or non-annual election of directors.

3.	eliminate cumulative voting.

4.	require a super majority approval of the acquisition of the company by another.

5.	eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

6.	require a “Fair Price” in the acquisition of the company.

7.	make the acquisition of the company more difficult.

8.
change the state of incorporation (e.g., from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

9.	obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

10.	increase the number of authorized shares as it is the company’s intention to utilize these shares to reduce the likelihood of a future takeover.

11.	create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

12.
amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%.  By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management’s discretion.

The firm will usually vote in favor of the following shareholder proposals that:

13.	reinstate cumulative voting.

14.	return to the annual election of directors or eliminate staggered terms of directors.

15.	reinstate preemptive shareholder rights.

16.	repeal provisions requiring a super majority vote of shareholders to approve the corporation’s acquisition by another company.

17.	repeal “poison pill” provisions or give shareholders the right to approve or repeal such provisions.

18.	adopt the use of indexed stock options.

19.	require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.

20.	support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

21.	require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

22.
prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

23.	require the company to expense stock options.

24.
establish the guideline that a company’s CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

25.	disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Shares on Loan
In the process of reviewing proxy statements for voting, SKBA will consider calling stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call the stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

Proxy Reports
We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.

August 2008

STATEMENT OF ADDITIONAL INFORMATION

CNI CHARTER FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

AHA LIMITED MATURITY FIXED INCOME FUND
AHA FULL MATURITY FIXED INCOME FUND
AHA BALANCED FUND
AHA DIVERSIFIED EQUITY FUND
AHA SOCIALLY RESPONSIBLE EQUITY FUND

Class N Shares and Institutional Class Shares

January [---], 2010

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January [---], 2010, which may be amended from time to time (the “Prospectus”), for the AHA Limited Maturity Fixed Income Fund (the “Limited Maturity Fixed Income Fund”), the AHA Full Maturity Fixed Income Fund (the “Full Maturity Fixed Income Fund”), the AHA Balanced Fund (the “Balanced Fund”), the AHA Diversified Equity Fund (the “Diversified Equity Fund”), the AHA Socially Responsible Equity Fund (the “Socially Responsible Equity Fund”), and the CNI Funds (defined below).

The Limited Maturity Fixed Income Fund and the Full Maturity Fixed Income Fund are referred to herein as the “Bond Funds.” The Balanced Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are referred to herein as the “Equity Funds.” The Bond Funds and the Equity Funds are referred to herein as the “Funds.”

Each of the Funds is a series of CNI Charter Funds (the “Trust”), an open-end management investment company. Audited financial statements for each of the Funds contained in the Annual Reports to Shareholders of the Funds for the fiscal year ended September 30, 2009 are incorporated herein by reference. Audited financial statements for each of the Predecessor Funds (as defined in this SAI) contained in the Annual Reports to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period ended September 30, 2005 are also incorporated herein by reference.

The Large Cap Growth Equity Fund, the Large Cap Value Equity Fund, the Multi-Asset Fund, the RCB Small Cap Value Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund, the California Tax Exempt Money Market Fund and the Opportunistic Value Fund series of the Trust (collectively the “CNI Funds”) are offered through the Prospectus and a separate Statement of Additional Information. Audited financial statements for each of the CNI Funds are contained in a separate Annual Report to Shareholders for the fiscal year ended September 30, 2009.

To obtain a free copy of the above-referenced Prospectus or Annual Reports for the Funds, please call 1-800-445-1341 or visit www.ahafunds.org. To obtain a free copy of the above-referenced Statement of Additional Information or Annual Reports for the CNI Funds, please call 1-888-889-0799 or visit www.cnicharterfunds.com.

PREDECESSOR FUNDS	1
THE FUNDS	1
INVESTMENT TECHNIQUES AND RISKS	1
INVESTMENT RESTRICTIONS	19
MANAGEMENT OF THE TRUST	21
THE AHA INVESTMENT PROGRAM	40
PORTFOLIO TRANSACTIONS	40
DISTRIBUTIONS AND TAXES	42
SHARE PRICE CALCULATION	50
DISTRIBUTION PLAN	52
SHAREHOLDER SERVICES AGREEMENT	53
EXPENSES	54
CODE OF ETHICS	54
DISCLOSURE OF PORTFOLIO HOLDINGS	54
PROXY VOTING	55
GENERAL INFORMATION	56
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	57
PERFORMANCE INFORMATION	58
PURCHASE AND REDEMPTION OF SHARES	59
OTHER INFORMATION	61
FINANCIAL STATEMENTS	61
APPENDIX A – RATINGS OF INVESTMENT SECURITIES	A-1
APPENDIX B – PROXY VOTING POLICIES OF SUB-ADVISERS	B-1

PREDECESSOR FUNDS

Each of the Funds commenced operations on September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a “Predecessor Fund” and collectively the “Predecessor Funds”) of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988 for which CCM Advisors, LLC (“CCM Advisors” or the “Investment Manager”) served as investment adviser. CCM Advisors is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund received Class A and Institutional Class shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds’ fiscal year ended June 30, while the Funds’ fiscal year ends September 30. Each Fund is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies.

THE FUNDS

CCM Advisors serves as investment adviser to the Funds. As the investment adviser, CCM Advisors allocates portions of each Fund’s assets among one or more of Freeman Investment Management Co., LLC (“Freeman”), The Patterson Capital Corporation (“Patterson”), Robert W. Baird & Co. Incorporated (“Baird”), SKBA Capital Management, LLC (“SKBA”), City National Asset Management, Inc. (“CNAM, Inc.”), Boyd Watterson Asset Management LLC (“Boyd Watterson”), AMBS Investment Counsel, LLC (“AMBS”) and Turner Investment Partners, Inc. (“Turner”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and any other sub-adviser which it may engage, subject to approval by the Trust’s Board of Trustees. Each of the Sub-Advisers serves as a sub-adviser to one or more of the Funds, as described more fully below. CCM Advisors does not provide day-to-day portfolio management services to the Funds.

Effective October 17, 2007, Class A shares of the Funds were redesignated as Class N shares. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

INVESTMENT TECHNIQUES AND RISKS

The Prospectus describes the principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and describes non-principal strategies and risks of the Funds that an investor should also consider.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

EQUITY SECURITIES

The Equity Funds will invest in equity securities as a principal investment strategy. The Bond Funds may invest in preferred stock as a non-principal investment strategy. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests may cause the net asset value of the Fund to fluctuate.

Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock and may be held by the Equity or Bond Funds. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

CONVERTIBLE SECURITIES AND WARRANTS

The Balanced Fund may invest in convertible securities as a principal investment strategy and in warrants as a non-principal investment strategy. The other Equity Funds may invest in convertible securities and warrants as a non-principal investment strategy. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein). No Equity Fund may invest more than 5% of the value of the Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

2

FIXED INCOME SECURITIES

The Bond Funds and the Balanced Fund will (as a principal investment strategy), and the Diversified Equity Fund and the Socially Responsible Equity Fund may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market’s perception of its creditworthiness, and in the rating of any fixed income security by nationally recognized statistical rating organizations (“NRSROs”) also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Corporate Bonds. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Variable and Floating Rate Instruments. The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

3

Variable Rate Demand Notes. The Bond Funds may invest in variable rate demand notes (“VRDNs”) as a non-principal investment strategy. VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, each Fund may invest in such VRDNs, the issuers or underlying institutions of which the relevant Sub-Adviser believes are creditworthy and satisfy the quality requirements of the Funds. The Sub-Adviser periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

4

Zero Coupon Bonds. The Bond Funds may as a non-principal investment strategy invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. It is not anticipated that any Fund will invest more than 5% of its assets in zero coupon securities during the next year.

Risks Associated with Low Grade High Yield Debt. Lower rated securities are defined as securities below the fourth highest rating category by a NRSRO, as discussed in Appendix A attached hereto. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, each Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing highest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, it could be more difficult to sell these securities or they may be able to be sold only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

5

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue or guarantee obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association (“GNMA”), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, FHLB, the Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”) and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), while others are supported by the right of the issuer to borrow from the U.S. Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

U.S. TREASURY OBLIGATIONS

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in U.S. Treasury Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

6

ILLIQUID SECURITIES

The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the relevant Sub-Adviser pursuant to guidelines approved by the Board. The Sub-Adviser will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. Each Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in illiquid securities. Under the Funds’ policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

MORTGAGE-RELATED SECURITIES AND DERIVATIVE SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.

7

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and FHLMC. GNMA creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – GNMA. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – FNMA. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

8

Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities – FHLMC. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

9

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

10

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

The values of derivative securities known as “floaters” and “inverse floaters” vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in a Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

11

Duration is one of the fundamental tools used by each Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the relevant Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

ASSET-BACKED SECURITIES

The Bond Funds will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

FOREIGN SECURITIES

The Balanced Fund may invest in U.S. Dollar-denominated foreign securities as a principal investment strategy. Each of the other Funds may invest in U.S. Dollar-denominated foreign securities as a non-principal investment strategy. These investments may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

12

Each Fund may invest up to 15% of its total assets, at the time of purchase, in securities of non-U.S. companies. Each Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored ADRs in an amount not to exceed 15% of the Fund’s total assets at the time of purchase, although it currently does not intend to do so.

FUTURES AND OPTIONS ON FUTURES

Each of the Funds may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

13

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

INVESTMENT COMPANY SHARES

Each of the Funds may invest in shares of other investment companies as a non-principal investment strategy, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act (defined below) and SEC rules. Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company and the Fund complies with certain additional restrictions. This restriction may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

REITS

The Equity Funds may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

14

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

Each Fund may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. The Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Funds may enter into such option transactions only as part of a hedging strategy.

Each of the Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of the Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of the Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

15

Each of the Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

REPURCHASE AGREEMENTS

The Bond Funds may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Fund will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Fund’s custodian in a segregated account on behalf of a Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is anticipated that each Fund, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the relevant Sub-Adviser, liquidity or other considerations warrant.

16

HIGHLY LIQUID INVESTMENTS

Each Fund may invest in cash and cash equivalents as a non-principal investment strategy. The Funds may invest in bank notes, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

Each Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the relevant Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Asset-Backed Commercial Paper. Each Fund may invest a portion of its assets in asset-backed commercial paper. The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each Fund intends to obtain repayment of asset-backed commercial paper from an identified pool of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

17

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Section 4(2) Commercial Paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices. To the extent that a Sub-Adviser, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

Tax-Exempt Commercial Paper. Each Fund may invest in tax-exempt commercial paper as a non-principal investment strategy. Tax-exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

WHEN-ISSUED SECURITIES

The Bond Funds may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the relevant Sub-Adviser deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Sub-Adviser expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

18

BORROWING POLICY

The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 10% of its total assets. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will borrow for leverage purposes or purchase securities or make investments while borrowings exceed 5% of its total assets. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Funds and may not be changed without shareholder approval.

No Fund may:

1.
Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2.
Purchase a security, other than government securities, if as a result of such purchase more than 5% of the value of the Fund’s assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3.
Purchase a security, other than government securities, if as a result of such purchase 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

19

4.
Purchase the securities (other than government securities) of an issuer having a record, together with predecessors, of less than three years’ continuous operations, if as a result of such purchase more than 5% of the value of the Fund’s total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5.	Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6.
Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7.
Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8.
Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9.
Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10.
Invest more than 5% of the value of a Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11.
Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in the Prospectus are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not currently intend to do so. Up to one-third of a Fund’s assets may be pledged to secure permitted borrowings by the Fund.

20

NON-FUNDAMENTAL POLICIES

The following policies are non-fundamental and may be changed by the Board without a vote of Fund shareholders.

No Fund may:

1.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2.
Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3.
Invest, under normal circumstances, less than 80% of the value of its net assets in a particular type of investment that is suggested by the Fund’s name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.

4.
Purchase the stock or bonds of companies identified by Institutional Shareholder Services (“ISS”), a division of RiskMetrics Group. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by ISS as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5.
Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 10% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such securities so that the limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CCM Advisors, the investment adviser to the Funds, with CNAM, Inc., the investment adviser to the CNI Funds, or with their affiliates are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment adviser, administrator or distributor. None of the Trustees other than Vernon C. Kozlen is an “interested person” of the Trust, as defined in the 1940 Act (each, an “Independent Trustee,” and collectively, the “Independent Trustees”).

21

INDEPENDENT TRUSTEES

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet, Esq. CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 71	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	17	None

Victor Meschures*** CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 71	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas, Thompson, Snyder and Pariser, LLP, an accounting firm (1964-present).	17	None

William R. Sweet CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	17	None

James Wolford**** CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 55	Trustee	Since 1999	Chief Financial Officer, Bixby Land Company, a real estate company (2004-present). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	17	None

*
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

22

**
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

[***
Meschures, Campeas, Thompson, Snyder and Pariser, LLP (“MCTSP”), of which Mr. Meschures is a senior partner, had a $500,000 outstanding line of credit with CNB which expired in 2009. Any outstanding balance on the line of credit would have beared interest at the prime rate. The partners of MCTSP, including Mr. Meschures, have formed an investment partnership which had a $300,000 outstanding line of credit with CNB at an interest rate of 1.0% less than the prime rate, which expired in 2009. The other Independent Trustees have determined that Mr. Meschures should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s loans to MCTSP and the investment partnership were made in the ordinary course of business.]

[****
Bixby Land Company (“Bixby”), of which Mr. Wolford is the Chief Financial Officer, had a $25 million revolving line of credit with CNB at an interest rate of 1.10% less than the prime rate, which expired in June 2009. Bixby also had a $5 million construction loan at an interest rate of 0.50% less than the prime rate, which matured in January 2009. Bixby also had a $9.7 million construction loan at an interest rate of 1.10% less than the prime rate to finance construction of an industrial building in Ontario, California. The loan matured in July 2009. In addition, Bixby has obtained two secured loans from CNB. One is a $5.520 million loan secured by a property located in Tempe, Arizona, with a rate of the prime rate plus 0.50%. The loan is due in December 2013 and the outstanding amount of the loan was $[---] million as of December 31, 2009. The second is a loan of $11.25 million which is secured by a property located in San Jose, California, with a rate of the prime rate plus 0.50%. The loan is due December 2015, and the outstanding amount of the loan was $[---] million as of December 31, 2009. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.]

INTERESTED TRUSTEE

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Vernon C. Kozlen*** CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 66	Trustee	Since May 2007	President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	17	None

*
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

23

**
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

***
Mr. Kozlen is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc., until March 2007, and his continuing provision of consulting services to CNB.

OFFICERS

Name Address Age	Position with the Trust	Term of Office* and Length of Time Served	Principal Occupation for the Past Five Years
Timothy D. Barto SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Vice President and Assistant Secretary	Since 2000
Attorney, Vice President and Assistant Secretary of SEI Investments (1999-present). Vice President and Assistant Secretary of Administrator (1999-present). Officer of various investment companies administered by Administrator (1999-2004). Assistant Secretary of the Distributor (2003-2004). Vice President of the Distributor (1999-2004).

Joseph M. Gallo SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 36	Vice President and Secretary	Since February 2008
Attorney for SEI Investments (2007-present). Officer of various investment companies administered by SEI Investments Global Funds Services (2007-present). Associate Counsel at ICMA–RC (2004-2007). Assistant Secretary of The VantageTrust Company (2007). Assistant Secretary of The Vantagepoint Funds (2006-2007).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).

Valerie Y. Lewis City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 53	Vice President and Chief Compliance Officer	Since 2005	Chief Compliance Officer, CNAM, Inc. (2005-present). Fund Boards Specialist – Assistant Secretary, Capital Research and Management Company and Capital International, Inc. (1999-2005).

James Ndiaye SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 41	Vice President and Assistant Secretary	Since 2005
Attorney, SEI Investments Company (2004-present). Vice President, Deutsche Asset Management (2003-2004). Associate, Morgan Lewis & Bockius LLP (2000-2003). Assistant Vice President, ING Variable Annuities Group (1999-2000).

Rodney J. Olea City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President	Since 2000	Senior Vice President, CNAM, Inc. (2001-present). Senior Vice President and Director of Fixed Income, CNB (1994-present).

Michael T. Pang SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President & Assistant Secretary	Since 2005
Attorney, SEI Investments Company (2005-present). Counsel, Caledonian Bank & Trust’s Mutual Funds Group (2004-2005). Counsel, Permal Asset Management (2001-2004). Associate, Schulte, Roth & Zabel’s Investment Management Group (2000-2001).

24

Susan S. Rudzinski CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 46	Vice President	Since May 2007
Compliance Director, Convergent Capital Management, LLC (2006-present). Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006). Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

Timothy G. Solberg CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 56	Vice President and Assistant Secretary	Since 2005	Managing Director and Chief Investment Officer, CCM Advisors (2001-present). Director of Marketing and Client Services, Hewitt Investment Group, a Division of Hewitt Associates LLC (1989-2001).

Richard A. Weiss City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 49	President and Chief Executive Officer	Since May 2008
President, CNAM, Inc. (2001-present). Executive Vice President and Chief Investment Officer, CNB (1999-present). Director, City National Securities (2003-present). Executive Vice President and Chief Investment Officer, Sanwa Bank California (1994-1999).

*	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

THE BOARD OF TRUSTEES

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2009, the Audit Committee held [three] meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

Effective November 28, 2008 the Board formed an Investment Committee, comprised of all of the Trustees. Various members of the Committee meet quarterly and monitor on an ongoing basis the investment operations of the various series of the Trust, including matters such as the series’ adherence to their investment mandates, historical performance of each investment adviser and sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a series’ sub-advisers proposed by the series’ investment adviser, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2009, the Investment Committee held [---] meetings.

25

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. [The Committee did not meet during the fiscal year ended September 30, 2009.]

The Board has adopted the following procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities of the series of the Trust (including series not included in this SAI) beneficially owned by each Trustee as of December 31, 2009.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	[---]	[---]
Victor Meschures	[---]	[---]
William R. Sweet	[---]	[---]
James Wolford	[---]	[---]

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Vernon C. Kozlen	[---]	[---]

26

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ended September 30, 2009.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Irwin G. Barnet	$52,250	N/A	N/A	$52,250
Victor Meschures	$45,000	N/A	N/A	$45,000
William R. Sweet	$47,000	N/A	N/A	$47,000
James Wolford	$45,000	N/A	N/A	$45,000

INTERESTED TRUSTEE

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Vernon C. Kozlen*	$43,000	N/A	N/A	$43,000

*
Although Mr. Kozlen, as an interested Trustee, receives no compensation from the Trust, he receives fees from CNB based on the same formula for compensation paid by the Trust to each Independent Trustee, for serving as a Trustee of the Trust.

INVESTMENT MANAGER

CCM Advisors serves as the investment adviser for each Fund pursuant to an Investment Management Agreement between CCM Advisors and the Trust dated as of October 1, 2005 (the “Management Agreement”). CCM Advisors is a wholly-owned subsidiary of Convergent Capital Management LLC, which, in turn, is majority-owned by City National Corporation, a New York Stock Exchange listed company.

Under the Management Agreement, and subject to the supervision of, and policies established by, the Board of Trustees, CCM Advisors retains, recommends employment and termination of, and monitors the performance of sub-advisers in managing the investment portfolios of the Funds and provides other services necessary to the operation of the Funds. In accordance with an exemptive order obtained by the Trust from the U.S. Securities and Exchange Commission (“SEC”), the Investment Manager may from time to time with the approval of the Trust’s Board of Trustees hire or terminate unaffiliated sub-advisers according to certain procedures without soliciting shareholder approval.

The Management Agreement with respect to each Fund is in effect for a two-year term from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

27

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

In return for its services, each Fund pays a management fee to CCM Advisors for serving as its investment adviser. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the annual investment advisory fees paid by each Fund to CCM Advisors:

Limited Maturity Fixed Income Fund	0.50%
Full Maturity Fixed Income Fund	0.50%
Balanced Fund	0.75%
Diversified Equity Fund	0.75%
Socially Responsible Equity Fund	0.75%

For the years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager’s investment management fees were allocated among the classes of the Fund according to the relative net asset values of the classes.

	Year Ended 9/30/09		Year Ended 9/30/08		Year Ended 9/30/07
	Fees Paid	Net Fees (Waived)/ Recovered	Fees Paid	Net Fees (Waived)/ Recovered	Fees Paid	Net Fees (Waived)/ Recovered
Fund
Limited Maturity Fixed Income Fund	$[---]	$[---]	$387,697	$71,536	$215,840	$(2,696)
Full Maturity Fixed Income Fund	$[---]	$[---]	$218,218	$(1,676)	$205,944	$23,963
Balanced Fund	$[---]	$[---]	$114,828	$14,230	$127,759	$599
Diversified Equity Fund	$[---]	$[---]	$713,538	$25,460	$878,241	$46,462
Socially Responsible Equity Fund	$[---]	$[---]	$414,390	$50,427	$372,635	$(27,961)

CCM Advisors is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. CCM Advisors provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. CCM Advisors also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

28

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

CCM Advisors has contractually agreed to reduce its investment management fees to the extent that ordinary operating expenses of the Funds exceed the following expense ratios (the “Expense Caps”):

	Expense Level
	(as a % of average daily net assets)
Fund	Class N	Institutional Class
Limited Maturity Fixed Income Fund	1.25%	1.00%
Full Maturity Fixed Income Fund	1.25%	1.00%
Balanced Fund	N/A	1.00%
Diversified Equity Fund	1.50%	1.25%
Socially Responsible Equity Fund	1.50%	1.25%

The Funds may terminate this undertaking at any time upon 60 days’ notice, and the agreement automatically terminates upon the termination of the Management Agreement. Under the terms of the agreement (the “Expense Limitation Agreement”), any Fund expenses waived or reimbursed by the Investment Manager may be recovered by the Investment Manager to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. The Investment Manager intends to seek potential recovery of such amounts for a period of three years from the fiscal year in which such amounts were waived or reimbursed, subject to various conditions described below. The Investment Manager generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

For the fiscal year ended September 30, 2009, CCM Advisors recaptured fees it had previously waived in the following amounts: Limited Maturity Fixed Income Fund: $[---]; Balanced Fund: $[---]; Diversified Equity Fund: $[---]; and Socially Responsible Equity Fund: $[---].

29

[Under an arrangement with the Predecessor Funds similar to the Expense Limitation Agreement, CCM Advisors paid certain excess operating expenses of the Predecessor Funds. The right to seek reimbursement of such excess operating expenses carried over to the shares of the Funds after the reorganization of each Predecessor Fund into corresponding series of the Trust. As of September 30, 2009, fees waived by CCM Advisors and subject to reimbursement with respect to each Predecessor Fund are as listed below:]

[Limited Maturity Fixed Income Fund]	[---]
[Balanced Fund]	[---]

Approval of Management Agreement

A summary of the Board’s considerations associated with the approval of the renewal of the Management Agreement is included in the Funds’ Annual Report for the year ended September 30, 2009.

SUB-ADVISERS

Each of the following organizations presently serves as a Sub-Adviser of the indicated Fund(s) pursuant to a sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) with the Investment Manager:

Fund	Sub-Adviser(s)	Percentage of Fund Managed as of 12/31/09
Limited Maturity Fixed Income Fund	The Patterson Capital Corporation	[---]%
	CNAM, Inc.	[---]%
Full Maturity Fixed Income Fund	Robert W. Baird & Co. Incorporated	[---]%
	Boyd Watterson Asset Management LLC	[---]%
Balanced Fund	Robert W. Baird & Co. Incorporated	[---]%
	Freeman Investment Management Co.	[---]%
Diversified Equity Fund	AMBS Investment Counsel, LLC	[---]%
	SKBA Capital Management, LLC	[---]%
	Freeman Investment Management Co.	[---]%
	Turner Investment Partners, Inc.	[---]%
Socially Responsible Equity Fund	SKBA Capital Management, LLC	100%

In April 2009, Freeman assumed responsibility for advising the Balanced Fund and the Diversified Equity Fund from a predecessor firm, Freeman Associates Investment Management LLC (the “Prior Freeman Sub-Adviser”).  At a meeting held on January 28, 2009, the Board of Trustees of the Trust approved Freeman as the new Sub-Adviser to the portions of the those Funds that had been managed by the Prior Freeman Sub-Adviser, effective upon the commencement of Freeman’s operations.

CCM Advisors is responsible for allocating the assets among the Sub-Advisers. The Sub-Advisers manage the investments of each Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.

CCM Advisors pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. CCM Advisors paid the following sub-advisory fees on behalf of each Fund for the years ended September 30, 2009, September 30, 2008 and September 30, 2007.

30

Fund/Predecessor Fund	Year ended 9/30/09	Year ended 9/30/08	Year ended 9/30/07
Limited Maturity Fixed Income Fund	$[---]	$116,255	$65,525
Full Maturity Fixed Income Fund	$[---]	$76,521	$63,681
Balanced Fund	$[---]	$36,222	$41,124
Diversified Equity Fund	$[---]	$285,451	$304,079
Socially Responsible Equity Fund	$[---]	$138,163	$133,540

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

Approval of Sub-Advisory Agreements

A summary of the Board’s considerations associated with the approval of the renewal of the Sub-Advisory Agreements with each of Patterson, Baird, CNAM, Inc., AMBS, SKBA and Turner is included in the Funds’ Annual Report for the year ended September 30, 2009. A summary of the Board’s considerations in connection with approval of the Freeman Sub-Advisory Agreements and the Boyd Watterson Sub-Advisory Agreement is available in the Funds’ Semi-Annual Report dated March 31, 2009.

PORTFOLIO MANAGERS

Information regarding each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2009.

Limited Maturity Fixed Income Fund

The Limited Maturity Fixed Income Fund is managed by Patterson and CNAM, Inc.. The individuals with primary responsibility for managing portions of the Limited Maturity Fixed Income Fund are Joseph B. Patterson, Jean M. Clark and Gregory W. Welch of Patterson and Rodney J. Olea, William C. Miller, Jr., Paul C. Single and Robert Harder of CNAM, Inc.

31

Patterson Portfolio Managers. Ms. Clark and Messrs. Welch and Patterson managed the following accounts (including Patterson’s portion of the Limited Maturity Fixed Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

Compensation for Ms. Clark and Messrs. Welch and Patterson consists of a fixed cash salary and participation in a 401(k) plan which is provided to all qualified employees. Patterson provides a 50% matching contribution for employee directed contributions. A profit sharing plan is available and is offered based upon service to the firm, seniority and tenure. Discretionary cash bonuses may be awarded from time to time based upon overall job performance and contribution to the firm. Compensation is not related in any way to type of accounts or products managed.

[None of Ms. Clark and Messrs. Welch and Patterson own any shares of the Funds.]

CNAM, Inc. Portfolio Managers. Mr. Olea managed the following accounts (including CNAM, Inc.’s portion of the Limited Maturity Fixed Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

Mr. Miller managed the following accounts (including CNAM, Inc.’s portion of the Limited Maturity Fixed Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

Mr. Single managed the following accounts (including CNAM, Inc.’s portion of the Limited Maturity Fixed Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

32

Mr. Harder managed the following accounts (including CNAM, Inc.’s portion of the Limited Maturity Fixed Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

CNAM, Inc. is a wholly-owned subsidiary of CNB. The compensation received from CNB by Messrs. Olea, Miller, Single and Harder consists of base cash salaries and annual cash bonuses based on their assigned portfolios’ investment performance, their contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Messrs. Olea, Miller, Single and Harder are also eligible to participate in CNB’s stock option program which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

[None of Messrs. Olea, Miller, Single and Harder own any shares of the Funds.]

Full Maturity Fixed Income Fund

The Full Maturity Fixed Income Fund is managed by Baird and Boyd Watterson. The individuals with responsibility for managing portions of the Full Maturity Fixed Income Fund are Gary A. Elfe and Daniel A. Tranchita of Baird and David M. Dirk and James R. Shirak of Boyd Watterson.

Baird Portfolio Managers. Messrs. Elfe and Tranchita managed the following accounts (including Baird’s portions of the Balanced and Full Maturity Fixed Income Funds):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$0	[---]	$[---]
Other Accounts:	[---]	$ [---]	[---]	$[---]

The compensation received from Baird by Messrs. Elfe and Tranchita consists of four components:

•	A competitive fixed base cash salary that is related to similar positions at other independent investment advisory firms.

•	An annual cash bonus calculated based on the performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite.

33

•
An annual cash revenue sharing award for senior management, which varies from year to year with Baird’s revenues and overall profitability and is based on the recommendation of Baird’s Chief Investment Officer, who considers investment performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite and contributions to the portfolio management team.

•
Participation in Baird’s stock purchase program, which is available to persons holding officer titles of at least Vice President for at least one year who demonstrate outstanding performance, teamwork and leadership ability, and who have made significant contributions to Baird’s current success and are willing to be an active participant in the firm’s anticipated growth.

[ Neither Mr. Elfe nor Mr. Tranchita own any shares of the Funds.]

Boyd Watterson Portfolio Managers. Messrs. Dirk and Shirak managed the following accounts (including Boyd Watterson’s portion of the Full Maturity Fixed Income Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

The compensation received from Boyd Watterson by Messrs. Dirk and Shirak consists of fixed annual cash salaries and annual cash bonuses which are discretionary and based on the company’s profitability.

[Neither Mr. Dirk nor Mr. Shirak owns any shares of the Funds.]

Balanced Fund

Portions of the Balanced Fund are managed by Freeman and Baird. The individuals with primary responsibility for managing portions of the Balanced Fund are John D. Freeman and Thomas M. Anichini of Freeman and Gary A. Elfe and Daniel A. Tranchita of Baird.

Baird Portfolio Managers. Additional information regarding Messrs. Elfe and Tranchita of Baird is set forth above under “Full Maturity Fixed Income Fund.”

Freeman Portfolio Managers. Messrs. Freeman and Anichini managed the following accounts (including Freeman’s portion of the Balanced Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

34

Freeman pays its employees competitive cash compensation keyed to firm and individual performance. As a privately-owned firm, Freeman believes it is able to provide very competitive incentive compensation arrangements. Incentives are determined based on firm profitability and individual contributions to investment performance relative to benchmarks and peer groups, which the firm believes aligns the interests of the firm with those of its clients. Individual incentives also include equity in the firm. There is no difference between the method used to determine compensation with respect to management of the Balanced Fund and management of other accounts.

[Neither Mr. Freeman nor Mr. Anichini own any shares of the Funds.]

Diversified Equity Fund

Portions of the Diversified Equity Fund are managed by Allan J. Meyers, Wayne A. Titche, Barbara J. DeMoor, and John K. Koczara of AMBS; John D. Freeman and Thomas M. Anichini of Freeman; Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA; and Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Halie W. O’Shea of Turner.

AMBS Portfolio Managers. Messrs. Meyers, Titche and Koczara and Ms. DeMoor managed the following accounts (including AMBS’ portion of the Diversified Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

AMBS’ investment professionals, including Ms. DeMoor and Messrs. Titche, Koczara and Meyers, receive cash compensation in the form of fixed salaries plus annual bonuses based on firm profitability. In addition, all current AMBS investment professionals have ownership in the firm and share in its revenue.

[None of Messrs. Meyers, Titche and Koczara and Ms. DeMoor own any shares of the Funds.]

Freeman Portfolio Managers. Additional information regarding Messrs. Freeman and Anichini is set forth above under “Balanced Fund.”

SKBA Portfolio Managers. Messrs. Bischel, Kaplan, Rothe and Zuck and Ms. Mann managed the following accounts (including SKBA’s portion of the Diversified Equity Fund and Socially Responsible Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

The senior investment professionals of SKBA, including Messrs. Kaplan, Bischel, Rothe and Zuck and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to the investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.

35

[None of Messrs. Kaplan, Rothe, Bischel and Zuck and Ms. Mann own any shares of the Diversified Equity Fund.]

Turner Portfolio Managers. Robert Turner managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

Mark Turner managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

Mr. Parlanti managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

Ms. O’Shea managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	[---]	$[---]	[---]	$[---]
Other Pooled Investment Vehicles:	[---]	$[---]	[---]	$[---]
Other Accounts:	[---]	$[---]	[---]	$[---]

Turner’s investment professionals, including Messrs. Turner, Turner and Parlanti and Ms. O’Shea, receive base salaries commensurate with their levels of experience. Turner seeks to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

36

The objective performance criteria noted above accounts for 90% of an individual’s bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to a portfolio manager’s compensation.

[None of Messrs. Turner, Turner and Parlanti and Ms. O’Shea own any shares of the Diversified Equity Fund.]

Socially Responsible Equity Fund

The Socially Responsible Equity Fund is managed by Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA.  Additional information regarding them is set forth above under “Diversified Equity Fund.”

[Mr. Bischel beneficially owns shares of the Socially Responsible Equity Fund worth between $50,001 and $100,000. Mr. Zuck beneficially owns shares of the Socially Responsible Equity Fund worth between $1 and $10,000. Ms. Mann beneficially owns shares of the Socially Responsible Equity Fund worth between $10,001 and $50,000. Mr. Rothe beneficially owns shares of the Socially Responsible Equity Fund worth between $50,001 and $100,000.]

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund(s), and that each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund(s).

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Sub-Adviser. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, with the exception of Baird, which considers portfolio cash flow (i.e., whether cash is available considering deposits and withdrawals into various accounts) and the need to maintain the structure of client portfolios.

With respect to securities transactions for the Funds, each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

37

The appearance of a conflict of interest may also arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Sub-Adviser could share in investment gains.

The Trust and each Sub-Adviser have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of several of the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust as follows:  0.065% of the first $2.5 billion in Assets; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; 0.025% of Assets exceeding $5 billion but not exceeding $7.5 billion; and 0.02% of Assets exceeding $7.5 billion.  Each Fund is subject to a minimum annual fee of $90,000. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund’s shares. Any such waiver is voluntary and may be terminated at any time in the Administrator’s sole discretion.

For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Funds paid the following administrative fees:

38

Fund/Predecessor Fund	Year ended 9/30/09	Year ended 9/30/08	Year ended 9/30/07
Limited Maturity Fixed Income Fund	$[---]	$35,075	$22,823
Full Maturity Fixed Income Fund	$[---]	$19,903	$18,976
Balanced Fund	$[---]	$6,994	$8,858
Diversified Equity Fund	$[---]	$43,468	$57,905
Socially Responsible Equity Fund	$[---]	$25,203	$27,854

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor is not obligated to sell any specific amount of shares of any Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, SEI Investments Management Corporation (the “Transfer Agent”), a wholly-owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.

Pursuant to a sub-transfer agent agreement, Citigroup Fund Services, LLC (formerly Forum Shareholder Services, LLC) (the “Sub-Transfer Agent”), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as sub-transfer agent for the Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. (the “Custodian”), located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian of the Funds’ assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds’ federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

39

LEGAL COUNSEL

Bingham McCutchen LLP serves as counsel to the Trust. The address of Bingham McCutchen LLP is 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

THE AHA INVESTMENT PROGRAM

Institutional Class shareholders are eligible to participate in the American Hospital Association Investment Program (the “Program”), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program.

CCM Advisors has entered into an agreement with the American Hospital Association (“AHA”) and its wholly-owned subsidiary, AHA Solutions, Inc. (“AHA-SI”), which provides for the licensing of AHA’s service marks to CCM Advisors and for AHA’s sponsorship of CCM Advisors as the investment adviser to the Program (as described below). Pursuant to this agreement, AHA-SI provides certain additional services, including providing support for CCM Advisors’ marketing of the Program and the Funds. CCM Advisors pays licensing fees of $100,000 per year to AHA-SI. These fees and other compensation are paid by CCM Advisors to AHA-SI and will not be paid by the Funds or increase fees payable by participants in the Program.

The Funds have acknowledged that the name “AHA” is a property right of AHA and that their right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name “AHA.”

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Sub-Advisers, in effecting purchases and sales of portfolio securities for the account of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Manager reviews the best execution procedures of the Sub-Advisers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Sub-Adviser(s) in advising other clients. The Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Sub-Advisory Agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the relevant Sub-Adviser.

40

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” of each Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Funds, or (iii) sold the largest dollar amounts of the Fund’s shares. On September, 30, 2009, the Funds held securities of the Trust’s “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Limited Maturity Fixed Income Fund	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
Full Maturity Fixed Income Fund	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
Balanced Fund	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
Diversified Equity Fund	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]
	[---]	$[---]

41

BROKERAGE

Brokerage commissions paid by the Funds for the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007 were:
Fund/Predecessor Fund	Year ended 9/30/09	Year ended 9/30/08	Year ended 9/30/07
Limited Maturity Fixed Income Fund	$[---]	$0	$0
Full Maturity Fixed Income Fund	$[---]	$0	$0
Balanced Fund	$[---]	$6,468	$10,226
Diversified Equity Fund	$[---]	$140,721	$182,696
Socially Responsible Equity Fund	$[---]	$80,549	$61,364

[ Of the total brokerage commissions paid by the Diversified Equity Fund managed by AMBS and SKBA during the fiscal year ended September 30, 2009, totals of $[---], $[---] and $[---] (100% in each case) were paid to firms which provided research services to [AMBS, SKBA, and Turner] respectively, as well as execution services. Of the total brokerage commissions paid by the Socially Responsible Fund during the fiscal year ended September 30, 2009, a total of $[---] (100%) was paid to firms which provided research services to SKBA as well as execution services.]

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

42

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

As of [Date], the unused capital loss carryforwards for each Fund were approximately as follows: [Fund], [amount]; [Fund], [amount]; and [Fund], [amount]. For U.S. federal income tax purposes, these amounts are generally available to be applied against future capital gains, if any, realized by the applicable Fund prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Fund	2009	2010	2011	2012	2013	2014	2015	2016
[fund]	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
[fund]	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
[fund]	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

If, in any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

43

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

44

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

45

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

46

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction.

Special rules, however, apply to certain dividends paid to individuals. With respect to taxable years beginning on or before December 31, 2010, certain dividends may be treated as “qualified dividend income,” which is subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. “Qualified dividend income” is not actually treated as capital gain, however, and thus is not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The portion of dividends eligible to be treated as “qualified dividend income” will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to “qualified dividend income” received by the Fund; or (ii) the portion of the dividends paid by a Fund in a particular taxable year that is attributable to “qualified dividend income” received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC.

47

If an individual receives a dividend qualifying for the long-term capital gains rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

48

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

49

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning before January 1, 2010, the 30% withholding tax also will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

SHARE PRICE CALCULATION

The net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

50

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Sub-Adviser supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90- and 180-day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker-supplied value to the relevant Sub-Adviser for review and approval. In addition, the Sub-Adviser will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Sub-Adviser’s valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

51

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N shares provides that the Trust will pay the Distributor a fee of up to 0.25% of the average daily net assets of each Fund’s Class N shares that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Distributor, that provide distribution-related services to the Class N shareholders or to their customers who beneficially own the Class N shares.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that the Investment Manager’s affiliates have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Independent Trustee has or had a direct or indirect financial interest in the operation of the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

52

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board has determined that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the Financial Industry Regulatory Authority, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

The Funds paid the following distribution fees during the fiscal year ended September 30, 2009:

Limited Maturity Fixed Income Fund	$[---]
Full Maturity Fixed Income Fund	$[---]
Diversified Equity Fund	$[---]
Socially Responsible Equity Fund	$[---]

SHAREHOLDER SERVICES AGREEMENT

The Investment Manager has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, the Investment Manager provides certain specified shareholder services to Class N shareholders of the Funds. As compensation for the provision of such services, the Class N shares of each Fund pay the Investment Manager a fee of up to 0.25% of the average daily net assets of Class N shares of the Fund on an annual basis, payable monthly. [The Investment Manager has contractually agreed to fully waive its shareholder servicing fees with respect to all Funds other than the Diversified Equity Fund, and to limit its shareholder servicing fees with respect to the Diversified Equity Fund to 0.15% of the average daily net assets of Class N shares of the Fund, effective through January 28, 2011.]

Pursuant to the Shareholder Services Agreement, the Investment Manager provides the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of the Investment Manager or its nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

53

For the fiscal years ending September 30, 2009, September 30, 2008 and September 30, 2007, the Class N shares of the Diversified Equity Fund paid the Investment Manager $[---], $11,600 and $13,830 in fees pursuant to the Shareholder Services Agreement.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment adviser, CCM Advisors has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above.

CODE OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

The Investment Manager and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No earlier than 60 days and no later than 65 days after the end of each first and third fiscal quarter of the Trust, the Administrator includes lists of the Funds’ complete portfolio holdings as of the end of such quarter on the Trust’s website. The Trust also files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website. Certain other general information regarding the portfolio holdings of the Funds may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds’ website(s) ten calendar days after the end of each month, subject to a 31-day lag from the date of the information.

Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.  Any unauthorized use known to the Investment Manager or the Sub-Advisers of non-public information by entities under item (3) above shall be reported by the CCO to the Board of Trustees at the next regular Board meeting.  Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

54

As of December 31, 2009, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Trust’s portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which each Fund’s portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor any of its investment advisers, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of any of the Trust’s investment advisers, Sub-Advisers, distributor, or any affiliated person of the Trust or any of its investment advisers, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies of the Funds to the Sub-Advisers.

55

A conflict of interest may be deemed to occur when the Investment Manager or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Manager’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager or the Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-445-1341, (2) on the Trust’s website at www.cnicharterfunds.com and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of each Sub-Adviser that votes proxies on behalf of the Funds is set forth in Appendix B.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each of the Funds offers two classes of shares (Class N and Institutional Class). Currently, the Trust offers shares of 17 series, including the five series described in this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The use of the name “CNI Charter” by the Trust is pursuant to the consent of CNAM, Inc., an affiliate of the Investment Manager and the investment adviser to the CNI Funds series of the Trust, which consent may be withdrawn if CNAM, Inc. ceases to be the investment manager of such series of the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

56

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January [--], 2010, the following shareholders are deemed to control the respective Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

[Fund Name]

Shareholder	Percentage of Total Outstanding Shares of Fund
[---]	[---]%

As of January [--], 2010, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

[Fund Name]

Shareholder	Class	Percentage of Total Outstanding Shares of Class
[---]	[---]	[---]%
[---]	[---]	[---]%
[---]	[---]	[---]%
[---]	[---]	[---]%

57

As of January 26, 2009, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund’s total return for any period should not be considered as a representation of what an investment may earn or what an investor’s total return may be in any future period.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

58

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognize as holidays, and on which the Trust is closed for business, are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve Bank of New York is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

59

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

60

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2009 are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of KPMG as experts in accounting and auditing. Audited financial statements for each of the Predecessor Funds, as contained in the Annual Report to Shareholders of each of the Predecessor Funds for the fiscal year ended June 30, 2005 and the fiscal period of July 1, 2005 through September 30, 2005, are available on request and are incorporated herein by reference.

61

APPENDIX A – RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor’s (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

Standard & Poor’s

Long-Term Credit Ratings

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Short-Term Credit Ratings

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa
Obligations which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings with some prospect of recovery of principal and interest.

C	Obligations which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Short-Term Ratings

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Credit Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because obligations rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

RD
Issuers of obligations rated RD have failed to make interest and/or principal payments (within the applicable grace period) on some material financial obligations, but continue to honor other classes of obligations.

D
Obligations rated D are in actual default of interest and/or principal payments on all of its financial obligations. Such obligations are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category, categories below CCC or short-term ratings below F-1.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

APPENDIX B – PROXY VOTING POLICIES OF SUB-ADVISERS

AMBS INVESTMENT COUNSEL, LLC
PROXY STATEMENT VOTING GUIDELINES
FOR NON-ERISA CLIENTS

I. Voting Considerations

AMBS Investment Counsel will vote proxies in the best interest of our clients. It will consider only those factors which affect the economic value of the clients’ investments and will vote based solely on the ultimate economic interest of the client taking into account the period over which the client expects to hold such shares. It will not be unduly influenced by representatives of management or any other outside group.

II. Issues Guidelines

The actual voting of proxy statements by AMBS Investment Counsel will utilize the Proxy Template/Standard Answers developed by the Voting Committee. The Voting Committee is comprised of at least two (2) members of the firm’s investment team who continually review and update the template options. On issues believed to be extraordinary or on proxy questions where there is not consensus on the committee, other members of the firm’s investment team will be consulted.

All corporate proxy statements will be reviewed on an individual basis in determining the voting. In general, it is the intention to vote in accordance with management’s recommendations on the following types of management proposals:

*	Election of directors when there is not an opposition slate

*	Ratification of Appointment of Auditors

*	Amendments to the Certificate of Incorporation regarding director liability

*	Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock

In regard to shareholder resolutions, AMBS Investment Counsel will examine each issue solely from an economic perspective. It is not AMBS Investment Counsel’s function to vote proxy statements from an ethical, social, or moral perspective or to gauge corporate responsibility. It is, therefore, the general policy to vote with management in opposition to shareholder resolutions which could negatively impact the corporation’s ability to do business.

Lastly, because AMBS Investment Counsel acts to enhance the economic interest of our client, it will generally support the following initiatives concerning the maximization of shareholder value:

*	Against management sheltering “poison pills” which effectively lower the value of the shares

*	Against the payment of “greenmail”

*	Against staggered terms for the board of directors

*	Against proposals calling for the repricing of past stock options

B-1

*	For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

*	For cumulative voting policies in electing the board of directors

*	For confidential voting in electing the board of directors

*	For amendments to the certificate of incorporation regarding the issuance of new authorized capital stock

It will be AMBS Investment Counsel’s policy to scrutinize these types of resolutions on an individual basis, taking into consideration current management’s record in producing shareholder value.

III. Documentation

In the capacity of fiduciary, AMBS Investment Counsel accepts responsibility to maintain accurate records on the voting of proxies. For each holding in the client’s investment portfolio, our firm will maintain a file with records of how the proxy statement was voted. Any vote not covered under this policy or a vote against management will be explained in writing. Files will also include a master list of the clients owning a particular security, to identify whether the proper proxy material has been received. Our firm will utilize these written guidelines to govern the voting of the proxies and will amend them as deemed necessary.

IV. Material Conflicts of Interest

AMBS Investment Counsel believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients’ interests and the interest of our firm. However, if a situation should arise where a material conflict of interest is determined to exist, AMBS will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.

V. Reporting

Proxy voting reports are available upon client request.

VI. Acknowledgment of Responsibility under the SEC

AMBS Investment Counsel, acting as a fiduciary on behalf of our client under the Securities and Exchange Commission, hereby acknowledges its responsibility to vote proxies on a best efforts basis in a prudent manner and solely in the best interests of the client investment account.

B-2

  FREEMAN INVESTMENT MANAGEMENT CO., LLC
PROXY VOTING POLICY
July 1, 2009

Freeman Investment Management Co., LLC ("Freeman") takes its proxy voting responsibility on behalf of our clients seriously. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

For those clients for whom Freeman has undertaken to vote proxies, Freeman retains the final authority and responsibility for such voting. In addition to voting proxies for such clients, Freeman will:

1.	provide (or offer to provide) the client with this written proxy voting policy which may be updated and supplemented from time to time;

2.
apply its proxy voting policy consistently and keep records of votes for each client in order to verify the consistency of such voting (including the preparation of exception reports when proxies are voted other than within the written policy);

3.	document the reasons for voting (as provided by Glass Lewis), including exceptions;

4.
keep records of such proxy voting available for inspection by the client or governmental agencies to determine whether the votes were consistent with policy and to determine whether all received proxies were voted; and

5.	monitor voting for any potential conflicts of interest.

Proxy Voting Committee
A Proxy Voting Committee, including investments, client service, compliance, and operations personnel is responsible for establishing our policies and procedures related to proxy voting. The Committee reviews these policies and procedures on an annual basis and makes changes that the committee believes are necessary. The committee will meet on a regular basis at least three times per year. On an annual basis the group will meet in March, August and December. Generally, the committee will review the proxy voting results\statistics, review any over rides to the Glass Lewis recommendations, discuss any potential conflicts of interests and consider any requested policy changes. The March and August meetings will focus on the upcoming proxy season in addition to the standard agenda items.

Proxy Voting Recommendations
We vote all proxies received according to our established guidelines which mirror the Glass Lewis guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals, among others.

The Glass Lewis guidelines contained herein reflect the typical considerations that are reviewed in establishing a voting position on certain issues, and may not apply in every situation. The guidelines are intended to generally cover typical U.S. proxy voting decision.

B-3

Operational Controls
To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings to ensure ballots are received and voted. The procedures are also intended to ensure that proxies are voted consistently with voting guidelines and all votes are recorded.  Any variance from stated policy is carefully noted, including the reason for the variance. In some circumstances Freeman is not notified of a ballot to vote, therefore resulting in a non-voted ballot.

Proxy Reconciliation Procedure
Freeman delivers an electronic file to Glass Lewis on a semi-monthly basis containing the list of holdings for each account. Glass Lewis receives the holdings data and reconciles the holdings to the ballots received electronically. Any exceptions are researched and resolved if possible. On a monthly basis Freeman reviews the exceptions provided by Glass Lewis.

Vote Recommendation Override Process
In the event a portfolio manager would like to override the vote recommendation made by Glass Lewis an override authorization form must be completed and submitted to the Proxy Voting Committee. The form must contain an explanation, appropriate information that justifies the override request and requires the portfolio manager to certify that they are free from conflict related to the over ride request. The Proxy Voting Committee will make a determination to approve or reject the request. If approved, only the CCO will have the permissions required to make the over ride vote in the Glass Lewis system. All appropriate documentation will be retained whether or not the request is granted.

B-4

SKBA PROXY POLICY

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management’s nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management’s recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

1.	create more than one class of directors.

2.	create staggered terms for Board members or non-annual election of directors.

3.	eliminate cumulative voting.

4.	require a super majority approval of the acquisition of the company by another.

5.	eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

6.	require a “Fair Price” in the acquisition of the company.

7.	make the acquisition of the company more difficult.

8.
change the state of incorporation (e.g., from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

9.	obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

10.	increase the number of authorized shares as it is the company’s intention to utilize these shares to reduce the likelihood of a future takeover.

11.	create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

12.
amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%.  By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

B-5

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management’s discretion.

The firm will usually vote in favor of the following shareholder proposals that:

13.	reinstate cumulative voting.

14.	return to the annual election of directors or eliminate staggered terms of directors.

15.	reinstate preemptive shareholder rights.

16.	repeal provisions requiring a super majority vote of shareholders to approve the corporation’s acquisition by another company.

17.	repeal “poison pill” provisions or give shareholders the right to approve or repeal such provisions.

18.	adopt the use of indexed stock options.

19.	require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.

20.	support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

21.	require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

22.
prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

23.	require the company to expense stock options.

24.
establish the guideline that a company’s CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

25.	disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Shares on Loan
In the process of reviewing proxy statements for voting, SKBA will consider calling stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call the stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

Proxy Reports
We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.

August 2008

B-6

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type.  Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

B-7

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility.  Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management.  Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

B-8

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant.  Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

B-9

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  July 1, 2003
Last revised:  June 15, 2009

B-10

PART C

Item 28.	Exhibits

(a)			Agreement and Declaration of Trust.

	(1)		Form of Agreement and Declaration of Trust. (A)

	(2)		Form of Amendment to the Agreement and Declaration of Trust. (B)

	(3)		Certificate of Amendment to the Certificate of Trust. (B)

(b)			By-Laws:

	(1)		By-Laws dated October 25, 1996. (A)

	(2)		Amendment to the By-Laws of the Trust. (B)

(c)			Instruments Defining Rights of Security Holder—not applicable.

(d)			Investment Management Agreements:

	(1)		Form of Investment Management Agreement with City National Asset Management, Inc.

		(i)	Form of Amended Appendices to Investment Management Agreement. (R)

	(2)		Form of Investment Management Agreement with CCM Advisors, LLC. (J)

		(i)	Expense Limitation Agreement with CCM Advisors, LLC. (U)

		(ii)	Letter from CCM Advisors, LLC Regarding One-Year Expense Limitation. (M)

	(3)		Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Guggenheim Investment Management, LLC with respect to High Yield Bond Fund – filed herewith.

	(4)		Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Reed Conner & Birdwell LLC with respect to RCB Small Cap Value Fund. (J)

		(i)	Form of Expense Limitation Agreement among CNI Charter Funds, City National Asset Management, Inc. and Reed Conner & Birdwell LLC. (U)

	(5)		Form of Investment Manager Agreement between City National Asset Management, Inc. and SKBA Capital Management, LLC with respect to Opportunistic Value Fund. (R)

		(i)	Form of Expense Limitation Agreement among CNI Charter Funds, City National Asset Management, Inc. and SKBA Capital Management, LLC. (U)

	(6)		Form of Investment Manager Agreement between CCM Advisors, LLC and AMBS Investment Counsel, LLC with respect to AHA Diversified Equity Fund. (O)

	(7)		Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Diversified Equity Fund. (O)

	(8)		Investment Manager Agreement between CCM Advisors, LLC and Freeman Investment Management Co., LLC with respect to AHA Balanced Fund – filed herewith.

	(9)		Investment Manager Agreement between CCM Advisors, LLC and Freeman Investment Management Co., LLC with respect to AHA Diversified Equity Fund. – filed herewith.

		(i)	Letter from CCM Advisors, LLC Regarding Fee Modification filed herewith.

	(10)		Form of Investment Manager Agreement between CCM Advisors, LLC and SKBA Capital Management, LLC with respect to AHA Socially Responsible Equity Fund. (J)

	(11)		Form of Investment Manager Agreement between CCM Advisors, LLC and Patterson Capital Corporation with respect to AHA Limited Maturity Fixed Income Fund. (J)

	(12)		Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Full Maturity Fixed Income Fund. (J)

	(13)		Form of Investment Manager Agreement between CCM Advisors, LLC and Robert W. Baird & Co. Incorporated with respect to AHA Balanced Fund. (J)

	(14)		Form of Investment Manager Agreement between CCM Advisors, LLC and City National Asset Management, Inc. with respect to AHA Limited Maturity Fixed Income Fund. (J)

	(15)		Investment Manager Agreement between CCM Advisors and Boyd Watterson Asset Management, LLC with respect to AHA Full Maturity Fixed Income Fund. (U)

	(16)		Form of Investment Manager Agreement between CCM Advisors and Turner Investment Partners, Inc. with respect to AHA Diversified Equity Fund. (R)

		(i)	Letter from CCM Advisors, LLC Regarding Fee Modification filed herewith.

(e)			Form of Distribution Agreement. (B)

(f)			Bonus or Profit Sharing Contracts – not applicable.

(g)			Form of Custody Agreement. (B)

	(1)		Form of Supplement to Custody Agreement. (C)

	(2)		Form of Amendment to Custody Agreement. (I)

	(3)		Form of Amendment and Assignment of Custody Agreement. (O)

(h)			Other Material Contracts:

	(1)		Form of Administrative Services Agreement. (B)

		(i)	Schedule to Administrative Services Agreement. (D)

		(ii)	Form of Supplement to Administrative Services Agreement. (C)

		(iii)	Form of Amendment to Administrative Services Agreement. (I)

		(iv)	Amendment to Administrative Services Agreement. (R)

		(v)	Form of Amended Appendices to Amendment to Administrative Services Agreement. (R)

	(2)		Form of Transfer Agent Agreement. (B)

		(i)	Form of Amended Schedule to Transfer Agent Agreement. (R)

		(ii)	Form of Supplement to Transfer Agent Agreement. (C)

		(iii)	Form of Amendment to Transfer Agency Agreement. (H)

		(iv)	Form of Amendment to Transfer Agency Agreement. (I)

		(v)	Form of Sub-Transfer Agent Agreement. (J)

		(vi)	Assignment of Transfer Agency Agreement. (Q)

		(vii)	Amendment to Transfer Agency Agreement. (R)

	(3)		Form of Amended and Restated Shareholder Services Agreement with City National Bank. (O)

		(i)	Form of Shareholder Services Fee Limitation Agreement. (U)

		(ii)	Form of Amended Appendix to Amended and Restated Shareholder Services Agreement. (R)

	(4)		Form of Shareholder Services Agreement with CCM Advisors, LLC. (O)

		(i)	Form of Shareholder Services Fee Limitation Agreement. (U)

(i)			Legal Counsel’s Consent. (Q)

	(1)		Legal Counsel’s Opinion. (F)

	(2)		Legal Counsel’s Opinion. (D)

	(3)	Legal Counsel’s Opinion. (E)

	(4)	Legal Counsel’s Opinion. (K)

	(5)	Legal Counsel’s Opinion. (P)

	(6)	Legal Counsel’s Opinion. (T)

(j)		Other Opinions – Independent Auditors’ Consent.

	(1)	KPMG, LLP – to be filed by amendment.

	(2)	Ernst & Young, LLP. (N)

(k)		Omitted Financial Statements – not applicable.

(l)		Initial Capital Agreement. (A)

(m)		Distribution Plans.

	(1)	Form of Rule 12b-1 Plan. (R)

	(2)	Form of Sub-Distribution Agreement. (O)

(n)		Amended and Restated Multiple Class Plan. (T)

(o)		Reserved.

(p)		Codes of Ethics.

	(1)	CNI Charter Funds (M)

	(2)	City National Asset Management, Inc. (N)

(3)	SEI Investments Distribution Co. (H)

(4)	Guggenheim Investment Management, LLC – filed herewith.

(5)	Reed Conner & Birdwell LLC. (I)

(6)	SEI Investments Global Funds Services. (I)

(7)	CCM Advisors, LLC. – filed herewith.

(8)	AMBS Investment Counsel, LLC (N)

(9)	Freeman Investment Management Co., LLC – filed herewith.

	(10)	The Patterson Capital Corporation. (R)

	(11)	Robert W. Baird & Co. Incorporated. (J)

	(12)	SKBA Capital Management, LLC. (R)

	(13)	Boyd Watterson Asset Management, LLC – filed herewith.

	(14)	Turner Investment Partners, Inc. (R)

(q)		Power of Attorney. (S)

(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333-16093) on November 14, 1996 and incorporated herein by reference.

(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.

(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.

(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.

(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333-16093) on February 28, 2000 and incorporated herein by reference.

(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 14 (333-16093) on June 12, 2000 and incorporated herein by reference.

(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333-16093) on January 28, 2004 and incorporated herein by reference.

(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333-16093) on January 28, 2005 and incorporated herein by reference.

(J)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 (333-16093) on May 13, 2005 and incorporated herein by reference.

(K)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

(L)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 29 (333-16093) on January 27, 2006 and incorporated herein by reference.

(M)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 30 (333-16093) on May 30, 2006 and incorporated herein by reference.

(N)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 (333-16093) on January 29, 2007 and incorporated herein by reference.

(O)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 32 (333-16093) on June 27, 2007 and incorporated herein by reference.

(P)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 (333-16093) on September 21, 2007 and incorporated herein by reference.

(Q)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 34 (333-16093) on January 28, 2008 and incorporated herein by reference.

(R)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 35 (333-16093) on March 10, 2008 and incorporated herein by reference.

(S)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 36 (333-16093) on May 23, 2008 and incorporated herein by reference.

(T)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 37 (333-16093) on June 17, 2008 and incorporated herein by reference.

(U)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 38 (333-16093) on January 28, 2009 and incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with the Funds

Not applicable.

Item 30.  Indemnification

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit.  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 31.  Business and Other Connections of Investment Advisers

CITY NATIONAL ASSET MANAGEMENT, INC.

City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to Registrant’s Large Cap Growth Equity Fund, Large Cap Value Equity Fund, RCB Small Cap Value Fund, Multi-Asset Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund and Opportunistic Value Fund series, and as a sub-adviser to Registrant’s AHA Limited Maturity Fixed Income Fund.  CNAM’s only business is to serve as investment manager or sub-adviser, as applicable, to these series of the Registrant.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.  The principal business address of each person listed in the table below is 400 North Roxbury Drive, Beverly Hills, California  90210.

Name and Position with CNAM	Other Positions and Directorships
Richard A. Weiss President, Director
Executive Vice President and Chief Investment Officer, City National Bank (1999-Present); Director, City National Securities (2003-Present); President and Chief Executive Officer, CNI Charter Funds (May 2008-Present).

Barbara Bruser Senior Vice President, Director	Senior Vice President and Director of Equities, City National Bank (2002-Present).
Brian L. Garbe Senior Vice President, Director	Senior Vice President and Director of Research, City National Bank (1999-Present).
Oliver P. Campbell Senior Vice President	Senior Vice President and Senior Trader, City National Bank (2001-Present).
Rodney J. Olea Senior Vice President, Director	Senior Vice President and Director of Fixed Income, City National Bank (1994-Present); Vice President, CNI Charter Funds (2000-Present).
Michele Maslow Chief Financial Officer	Senior Vice President, City National Bank (1998-Present).
Valerie Y. Lewis Chief Compliance Officer
Chief Compliance Officer and Vice President, CNI Charter Funds (2005 – Present); Fund Boards Specialist – Assistant Secretary, Capital Research and Management Company and Capital International, Inc. (1999-2005).

William J. Souza Chief Legal Officer	Senior Trust Counsel, City National Bank (1998-Present).

CCM ADVISORS, LLC

CCM Advisors, LLC (“CCMA”) is a wholly-owned subsidiary of Convergent Capital Management, LLC (“CCM”), which is a majority-owned subsidiary of CNC.  CCMA serves as investment adviser to Registrant’s AHA Balanced Fund, AHA Diversified Equity Fund, AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund and AHA Socially Responsible Equity Fund series (collectively, the “AHA Funds”).  In addition to serving as an investment adviser to the AHA Funds, CCMA provides investment consulting services.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CCMA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CCM, CNC and/or their affiliates.  The principal business address of each person listed in the table below is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603.

Name and Position with CCMA	Other Positions and Directorships
Timothy G. Solberg, CFA Chief Investment Officer and Managing Director	Vice President and Assistant Secretary, CNI Charter Funds (2005-Present); Director (1995-2005) and Secretary (2001-2005), AHA Investment Funds, Inc.
Jon C. Hunt Director	Managing Director and Chief Operating Officer, Convergent Capital Management, LLC (2003-present)
Richard H. Adler Director	President and Chief Executive Officer, Convergent Capital Management, LLC (2003-present)
Gregory Francoeur Director	Chief Financial Officer, Convergent Capital Management, LLC (2003-present)
Susan S. Rudzinski Chief Compliance Officer
Compliance Director, Convergent Capital Management, LLC (2006-present); Vice President, CNI Charter Funds (2007-present); Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006); Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004)

GUGGENHEIM INVESTMENT MANAGEMENT, LLC

Guggenheim Investment Management, LLC (“Guggenheim”) acts as sub-adviser to the High Yield Bond Fund series of the Registrant. Guggenheim is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to insurance companies, funds or special purpose vehicles and may include from time to time other clients such as individuals and family entities. Except as set forth below, to the knowledge of Registrant none of the directors or officers of Guggenheim is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of each person listed in the table below is 135 East 57th Street, 6th Floor, New York, New York 10022.

Name and Position within Guggenheim	Other Positions and Directorships
Todd Boehly, Managing Partner
Managing Partner, Guggenheim Corporate Funding, LLC; Managing Partner and Office of the Chief Executive, Guggenheim Partners, LLC; Trustee, The Landon School; Director, New Canaan Partners, LLC; Director, Five Guys New York; Director, iQor Holdings Inc.; Director, Lionel Holdings LLC; Board Member, Finding a Cure for Epilepsy and Seizures (f.a.c.e.s)

B. Scott Minerd, Managing Partner	Managing Partner, Guggenheim Partners, LLC; Chief Executive Officer and Chief Investment Officer, Guggenheim Partners Asset Management, LLC
Kenneth Nick, Chief Compliance Officer	Managing Director and Senior Counsel, Guggenheim Partners, LLC
Stephen Sautel, Chief Operating Officer and Senior Managing Director	Managing Member, LV3355 Holdings LLC
Richard Lindquist, Managing Director	HSBC Halbis (2005-2009)
Patrick Mitchell, Managing Director
Managing Director, MapleStone Capital Management, LLC (2005-2008); Board of Directors, Carter Center (2005-2007); Board of Directors, Boneyard Baseball LLC; Board of Directors, LA Saddlery; Board of Directors, University of Idaho Foundation; Limited Partner, Post Advisory Special Situations Fund.

Lorraine Spurge, Managing Director	Chief Executive Officer, MapleStone Capital Management, LLC (2005-2008), Board of Director, LA Saddlery
Michael Damaso, Senior Managing Director	None
Jeffrey Abrams, Managing Director	Managing Director, Guggenheim Corporate Funding, LLC
Zachary Warren, Managing Director	Managing Director, Guggenheim Corporate Funding, LLC
Anthony Minella, Managing Director	Managing Director, Guggenheim Corporate Funding, LLC

REED CONNER & BIRDWELL LLC

Reed Conner & Birdwell LLC (“RCB”) is an indirect subsidiary of CNC.  RCB is the sub-adviser for Registrant’s RCB Small Cap Value Fund.  RCB is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of RCB is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.  The principal business address of each person listed in the table below is 400 North Roxbury Drive, Beverly Hills, California 90210.

Name and Position with RCB	Other Positions and Directorships
Christopher J. Carey Director	Executive Vice President & Chief Financial Officer, City National Bank & City National Corporation Director, Convergent Capital Management, LLC
William Freeman Director	Senior Vice President, City National Bank Director, Convergent Capital Management, LLC

AMBS INVESTMENT COUNSEL, LLC

AMBS Investment Counsel, LLC (“AMBS”) is a majority-owned subsidiary of CCM, which is a wholly-owned subsidiary of CNC.  AMBS is a sub-adviser for a portion of Registrant’s AHA Diversified Equity Fund.  The principal address of AMBS is 1241 East Beltline, NE, Suite 150, Grand Rapids, Michigan 49525.  AMBS is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of AMBS other than Jon C. Hunt and Richard H. Adler is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with AMBS.  Mr. Hunt’s and Mr. Adler’s other positions are listed above under “CCM Advisors, LLC.”

FREEMAN INVESTMENT MANAGEMENT CO., LLC

Freeman Investment Management Co., LLC (f/k/a Freeman Associates Investment Management LLC) (“Freeman”) is a sub-adviser for portions of Registrant’s AHA Balanced Fund and AHA Diversified Equity Fund. The principal address of Freeman is 12255 El Camino Real, Suite 200, San Diego, California 92130. Freeman is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Freeman, other than Christopher Siriani, Freeman’s Chief Compliance Officer, and Peter Johnson, Freeman’s Director of Client Service and Marketing, is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Freeman. Prior to joining Freeman in December 2008, both Mr. Siriani and Mr. Johnson served with Investment Science Corporation in similar roles.

SKBA CAPITAL MANAGEMENT, LLC

SKBA Capital Management (“SKBA”) is a majority-owned subsidiary of CCM, which is a wholly-owned subsidiary of CNC.  SKBA is the sub-adviser for Registrant’s Opportunistic Value Fund and AHA Socially Responsible Equity Fund and for a portion of Registrant’s AHA Diversified Equity Fund.  The principal address of SKBA is 44 Montgomery Street, Suite 3500, San Francisco, California 94104.  SKBA is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of SKBA other than Jon C. Hunt and Richard H. Adler is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with SKBA.  Mr. Hunt’s and Mr. Adler’s other positions are listed above under “CCM Advisors, LLC.”

THE PATTERSON CAPITAL CORPORATION

The Patterson Capital Corporation (“Patterson”) is a sub-adviser for a portion of the Registrant’s AHA Limited Maturity Fixed Income Fund.  The principal address of Patterson is 2029 Century Park East, Suite 2950, Los Angeles, California  90025.  Patterson is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of Patterson is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Patterson.

ROBERT W. BAIRD & CO. INCORPORATED

Robert W. Baird & Co. Incorporated (“Baird”) is a sub-adviser for portions of Registrant’s AHA Full Maturity Fixed Income Fund and AHA Balanced Fund.  The principal address of Baird is 777 East Wisconsin Avenue, Suite 2100 Milwaukee, Wisconsin 53202.  Baird is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of Baird is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Baird.

BOYD WATTERSON ASSET MANAGEMENT, LLC

Boyd Watterson Asset Management (“Boyd”) is a sub-adviser for a portion of Registrant’s AHA Full Maturity Fixed Income Fund.  The principal address of Boyd is 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44114.  Boyd is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of Boyd, other than John Walsh, Boyd’s Chief Compliance Officer, is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Boyd.  Prior to joining Boyd in 2008, Mr. Walsh was a Senior Associate Consultant for Capital Markets Compliance, LLC.

TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. (“Turner”) is a sub-adviser for a portion of Registrant’s AHA Diversified Equity Fund.  The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312.  Turner is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of Turner is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Turner.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Financial and Operating Officer, Secretary	Turner Funds	President
	Turner Investments Pte. Ltd.	Board Member & Chief Operating Officer
	Turner International Ltd.	Trustee
	Turner Investment Management LLC	Board Member, President & Chief Operating Officer & Treasurer
Mark D. Turner Vice Chairman of the Board; President, Senior Portfolio Manager	Turner Investment Management, LLC	Chairman
	The Episcopal Academy (Newtown Square, PA)	Trustee
Robert E. Turner Chairman of the Board; Chief Investment Officer; Chief Executive Officer	Turner Funds	Trustee
	Turner Investments Pte. Ltd.	Board Member
	Turner International Ltd.	Trustee
	Bradley University (Peoria, IL)	Trustee
Christopher K. McHugh Board Member, Vice President, Senior Portfolio Manager	Philadelphia University	Trustee

Item 32.  Principal Underwriter

(a)  Registrant's distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for the following funds:

Fund	Date of Agreement
SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
Oak Associates Funds	February 27, 1998
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Optique Funds, Inc.	November 1, 2000
Causeway Capital Management Trust	September 20, 2001
Barclays Global Investors Funds	March 31, 2003
SEI Opportunity Fund, LP	October 1, 2003
The Arbitrage Funds	May 17, 2005
The Turner Funds	January 1, 2006
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8. 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Forward Funds	August 14, 2008

The Distributor also provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)  The following are the directors and officers of the Distributor, none of whom serve as officers of the Registrant.  Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Offices with Distributor
William M. Doran	Director
Edward D. Loughlin	Director
Wayne M. Withrow	Director
Kevin Barr	President & Chief Executive Officer
Maxine Chou	Chief Financial Officer, Chief Operations Officer & Treasurer
John Munch	General Counsel & Secretary
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary
Mark J. Held	Senior Vice President
Lori L. White	Vice President & Assistant Secretary
John Coary	Vice President & Assistant Secretary
John Cronin	Vice President
Robert Silvestri	Vice President

Item 33.  Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Transfer Agent, SEI Investments Fund Management, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)).  Such records will be kept by the Registrant at City National Asset Management, Inc., 400 North Roxbury Drive, Beverly Hills, California 90210, and CCM Advisors, LLC, 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 except for those records relating to portfolio transactions of certain sub-advised series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
RCB Small Cap Value Fund	Reed Conner & Birdwell LLC 11111 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025
High Yield Bond Fund	Guggenheim Investment Management, LLC. 135 East 57th Street, 6th Floor New York, New York 10022
Opportunistic Value Fund	SKBA Capital Management, LLC 44 Montgomery Street, Suite 3500 San Francisco, California 94104
AHA Diversified Equity Fund
AMBS Investment Counsel, LLC
1241 East Beltline, NE, Suite 150
Grand Rapids, Michigan 49525

Freeman Investment Management Co., LLC
12255 El Camino Real, Suite 200
San Diego CA 92130

SKBA Capital Management, LLC
44 Montgomery Street, Suite 3500
San Francisco, California 94104

Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

AHA Balanced Fund	Freeman Investment Management Co., LLC 12255 El Camino Real, Suite 200 San Diego CA 92130 Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue, Suite 2100 Milwaukee, Wisconsin 53202
AHA Limited Maturity Fixed Income Fund	The Patterson Capital Corporation 2029 Century Park East, Suite 2950 Los Angeles, California 90025 City National Asset Management, Inc. 400 North Roxbury Drive Beverly Hills, California 90210
AHA Full Maturity Fixed Income Fund	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue, Suite 2100 Milwaukee, Wisconsin 53202 Boyd Watterson Asset Management, LLC 1801 East Ninth Street, Suite 1400 Cleveland, Ohio 44114
AHA Socially Responsible Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street, Suite 3500 San Francisco, California 94104

Item 34.  Management Services.

There are no management-related service contracts not discussed in Parts A and B.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, CNI Charter Funds, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 18th day of November, 2009.

CNI CHARTER FUNDS

By:	/s/ Richard Weiss
Richard Weiss
President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on November 18, 2009.

/s/ Richard Weiss	President &
Richard Weiss	Chief Executive Officer

/s/ Eric Kleinschmidt	Controller &
Eric Kleinschmidt	Chief Operating Officer

Irwin G. Barnet*	Trustee
Irwin G. Barnet

Vernon C. Kozlen*	Trustee
Vernon C. Kozlen

Victor Meschures*	Trustee
Victor Meschures

William R. Sweet*	Trustee
William R. Sweet

James R. Wolford*	Trustee
James R. Wolford

*By:	/s/ Richard Weiss
Richard Weiss, Attorney–in–Fact
pursuant to Power of Attorney

Exhibit Index

(d)(3)	Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Guggenheim Investment Management, LLC with respect to High Yield Bond Fund

(d)(8)	Investment Manager Agreement between CCM Advisors, LLC and Freeman Investment Management Co., LLC with respect to AHA Balanced Fund

(d)(9)	Investment Manager Agreement between CCM Advisors, LLC and Freeman Investment Management Co., LLC with respect to AHA Diversified Equity Fund

(d)(9)(i)	Letter from CCM Advisors, LLC Regarding Fee Modification

(d)(16)(i)	Letter from CCM Advisors, LLC Regarding Fee Modification

(p)(4)	Code of Ethics for Guggenheim Investment Management, LLC

(p)(7)	Code of Ethics for CCM Advisors, LLC

(p)(9)	Code of Ethics for Freeman Investment Management Co., LLC

(p)(13)	Code of Ethics for Boyd Watterson Asset Management, LLC